Everlake Life Variable Life Separate Account A

Financial Statements as of December 31, 2021 and for the years ended December 31, 2021 and 2020, and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Everlake Life Insurance Company and the
Policyholders of Everlake Life Variable Life Separate Account A

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the sub-accounts of Everlake Life Variable Life Separate Account A (the “Account”) (formerly Allstate Life Variable Life Separate Account A) listed in Appendix A, as of December 31, 2021, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Account as of December 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 8, 2022

We have served as the auditor of Everlake Life Insurance Company (formerly Allstate Life Insurance Company) (the sponsor Company) since 2001.

Appendix A

Everlake Life Variable Life Separate Account A

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
American Century VP Balanced	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
American Century VP International	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
BNY Mellon Stock Index Fund. Inc. Initial Shares	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
BNY Mellon VIF Government Money Market Portfolio	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
BNY Mellon VIF Growth & Income Initial Shares	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
DWS Bond VIP Class A	-	For the Period January 1, 2021 to October 28, 2021 #	For the Year ended December 31, 2020 and for the Period January 1, 2021 to October 28, 2021 #	Four Years ended December 31, 2020 and for the Period January 1, 2021 to October 28, 2021 #
DWS Capital Growth VIP Class A	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
DWS CROCI® International VIP Class A	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
DWS Global Income Builder VIP Class A II	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
DWS Government Money Market VIP Class A II	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Fidelity® VIP Asset Manager Growth Portfolio Initial Class	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Fidelity® VIP ContrafundSM Portfolio Initial Class	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Fidelity® VIP Equity-Income PortfolioSM Initial Class	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Fidelity® VIP Growth Portfolio Initial Class	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Fidelity® VIP High Income Portfolio Initial Class	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Franklin Templeton Developing Markets VIP Fund Class 2	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Franklin Templeton Foreign VIP Fund Class 2	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Franklin Templeton Growth VIP Fund Class 2	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Franklin Templeton Mutual Shares VIP Fund Class 2	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Goldman Sachs VIT International Equity Insights Fund	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Goldman Sachs VIT Small Cap Equity Insights Fund	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Goldman Sachs VIT Strategic Growth**	-	-	-	-

Appendix A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Goldman Sachs VIT U.S. Equity Insights Fund	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Discovery Mid Cap Growth Fund - Series I	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Global Fund - Series I	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Global Strategic Income Fund - Series I	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Main Street Fund® - Series I	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. American Franchise	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. American Value	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Comstock	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Core Equity	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Core Plus Bond	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Diversified Dividend	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Equity and Income	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Global Core Equity	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Government Money Market Fund Series I	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Government Securities	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. High Yield	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. International Growth	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Managed Volatility Fund Series I	-	For the Period January 1, 2021 to April 30, 2021 #	For the Year ended December 31, 2020 and for the Period January 1, 2021 to April 30, 2021 #	Four Years ended December 31, 2020 and for the Period January 1, 2021 to April 30, 2021 #
Invesco V.I. Main Street Mid Cap Fund - Series I	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Mid Cap Growth**	-	-	-	Three Years ended December 31, 2019 and for the Period January 1, 2020 to April 30, 2020 #
Invesco V.I. S&P 500 Index Fund	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Technology	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Invesco V.I. Value Opportunities	-	For the Period January 1, 2021 to April 30, 2021 #	For the Year ended December 31, 2020 and for the Period January 1, 2021 to April 30, 2021 #	Four Years ended December 31, 2020 and for the Period January 1, 2021 to April 30, 2021 #
Invesco V.I. Capital Appreciation Fund - Series I	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Appendix A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
MFS® VIT Growth Series Initial Class	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
MFS® VIT Investors Trust Series Initial Class	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
MFS® VIT New Discovery Series Initial Class	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
MFS® VIT Research Series Initial Class	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
MFS® VIT Utilities Series Initial Class	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Morgan Stanley VIF Core Plus Fixed Income Class I	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Morgan Stanley VIF Emerging Markets Class I	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Morgan Stanley VIF Global Strategist Portfolio Class I	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Morgan Stanley VIF Growth Class I	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Morgan Stanley VIF U.S. Real Estate Class I	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Morgan Stanley VIS Global Infrastructure Portfolio Class X	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Morgan Stanley VIS Income Plus Portfolio Class X	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021
Putnam VT Global Health Care Fund Class IB	December 31, 2021	December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

** sub-account was available but did not have assets at December 31, 2021 and did not have any activity for the year / period ended December 31, 2021
# represents the date the sub-account ceased operations

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2021

				BNY Mellon		BNY Mellon
	American	American	BNY Mellon Stock	Sustainable U.S.	BNY Mellon VIF	VIF Growth
	Century	Century	Index Fund, Inc.	Equity Portfolio, Inc.	Government Money	& Income
	VP Balanced	VP International	Initial Shares	Initial Shares	Market Portfolio	Initial Shares
ASSETS
Investments, at fair value	$161,154	$221,293	$2,781,490	$366,163	$410,618	$317,034
Total assets	$161,154	$221,293	$2,781,490	$366,163	$410,618	$317,034
NET ASSETS
Accumulation units	$161,154	$221,293	$2,781,490	$366,163	$410,618	$317,034
Total net assets	$161,154	$221,293	$2,781,490	$366,163	$410,618	$317,034
FUND SHARE INFORMATION
Number of shares	16,857	14,892	35,747	6,304	410,618	7,625
Cost of investments	$119,147	$147,094	$1,371,598	$217,762	$410,618	$190,803
ACCUMULATION UNIT VALUE [1]
Lowest	$39.19	$32.95	$49.63	$43.07	$12.29	$52.75
Highest	$39.19	$32.95	$49.63	$43.07	$12.29	$52.75

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

				BNY Mellon		BNY Mellon
	American	American	BNY Mellon Stock	Sustainable U.S.	BNY Mellon VIF	VIF Growth
	Century	Century	Index Fund, Inc.	Equity Portfolio, Inc.	Government Money	& Income
	VP Balanced	VP International	Initial Shares	Initial Shares	Market Portfolio	Initial Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$1,098	$375	$29,124	$2,580	$48	$1,406
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(1,370)	(2,065)	(22,954)	(3,062)	(4,319)	(2,661)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(272)	(1,690)	6,170	(482)	(4,271)	(1,255)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	3,020	45,834	199,947	75,034	81,088	13,907
Cost of investments sold	2,294	31,185	103,494	52,641	81,088	8,564
Realized gains (losses) on fund shares	726	14,649	96,453	22,393	—	5,343
Realized gain distributions	6,897	6,634	111,356	7,586	—	18,956
Net realized gains (losses)	7,623	21,283	207,809	29,979	—	24,299
Change in unrealized gains (losses)	13,463	(2,215)	398,623	48,285	—	40,669
Net realized and change in unrealized gains (losses) on investments	21,086	19,068	606,432	78,264	—	64,968
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$20,814	$17,378	$612,602	$77,782	$(4,271)	$63,713

1The high and low accumulation unit value ("AUV") are reported at the same amount where there is only one policy offered for investment in the Sub-Account. Otherwise, when more than one policy is available for investment, a high and low AUV is reported.

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2021.

See notes to financial statements.

6

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2021

						Fidelity® VIP Asset
		DWS Capital	DWS CROCI®	DWS Global	DWS Government	Manager Growth
	DWS Bond	Growth	International	Income Builder	Money Market	Portfolio
	VIP Class A*	VIP Class A	VIP Class A	VIP Class A II	VIP Class A II*	Initial Class
ASSETS
Investments, at fair value	$—	$10,608,771	$689,670	$2,030,231	$643,308	$110,726
Total assets	$—	$10,608,771	$689,670	$2,030,231	$643,308	$110,726
NET ASSETS
Accumulation units	$—	$10,608,771	$689,670	$2,030,231	$643,308	$110,726
Total net assets	$—	$10,608,771	$689,670	$2,030,231	$643,308	$110,726
FUND SHARE INFORMATION
Number of shares	—	216,021	89,335	75,811	643,308	4,542
Cost of investments	$—	$7,219,634	$821,676	$1,699,389	$642,383	$66,830
ACCUMULATION UNIT VALUE
Lowest	$—	$25.79	$3.56	$21.89	$9.31	$33.14
Highest	$—	$25.79	$3.56	$21.89	$9.31	$33.14

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

						Fidelity® VIP Asset
		DWS Capital	DWS CROCI®	DWS Global	DWS Government	Manager Growth
	DWS Bond	Growth	International	Income Builder	Money Market	Portfolio
	VIP Class A*	VIP Class A	VIP Class A	VIP Class A II	VIP Class A II*	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$7,082	$21,344	$16,750	$46,472	$33	$1,524
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(2,401)	(88,924)	(6,237)	(18,115)	(3,089)	(955)
Policy Administration	(1,067)	(39,522)	(2,772)	(8,051)	(1,373)	—
Net investment income (loss)	3,614	(107,102)	7,741	20,306	(4,429)	569
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	347,332	2,185,936	52,488	284,754	1,641,498	1,802
Cost of investments sold	352,879	1,652,363	65,075	247,033	1,641,498	987
Realized gains (losses) on fund shares	(5,547)	533,573	(12,587)	37,721	—	815
Realized gain distributions	—	534,724	—	28,106	—	1,503
Net realized gains (losses)	(5,547)	1,068,297	(12,587)	65,827	—	2,318
Change in unrealized gains (losses)	(2,259)	940,054	56,870	96,821	—	9,862
Net realized and change in unrealized gains (losses) on investments	(7,806)	2,008,351	44,283	162,648	—	12,180
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(4,192)	$1,901,249	$52,024	$182,954	$(4,429)	$12,749

See notes to financial statements.

7

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2021

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Franklin Templeton	Franklin
	VIP ContrafundSM	VIP Equity-Income	VIP Growth	VIP High	Developing	Templeton
	Portfolio	PortfolioSM	Portfolio	Income Portfolio	Markets	Foreign
	Initial Class	Initial Class	Initial Class	Initial Class	VIP Fund Class 2	VIP Fund Class 2
ASSETS
Investments, at fair value	$1,965,644	$707,985	$1,215,885	$235,552	$37,927	$136,791
Total assets	$1,965,644	$707,985	$1,215,885	$235,552	$37,927	$136,791
NET ASSETS
Accumulation units	$1,965,644	$707,985	$1,215,885	$235,552	$37,927	$136,791
Total net assets	$1,965,644	$707,985	$1,215,885	$235,552	$37,927	$136,791
FUND SHARE INFORMATION
Number of shares	36,166	27,074	11,870	44,867	3,555	10,066
Cost of investments	$1,121,795	$589,927	$721,165	$257,257	$34,920	$135,423
ACCUMULATION UNIT VALUE
Lowest	$97.22	$39.66	$83.56	$22.73	$32.77	$15.48
Highest	$97.22	$39.66	$83.56	$22.73	$32.77	$15.48

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Franklin Templeton	Franklin
	VIP ContrafundSM	VIP Equity-Income	VIP Growth	VIP High	Developing	Templeton
	Portfolio	PortfolioSM	Portfolio	Income Portfolio	Markets	Foreign
	Initial Class	Initial Class	Initial Class	Initial Class	VIP Fund Class 2	VIP Fund Class 2
NET INVESTMENT INCOME (LOSS)
Dividends	$1,142	$12,748	$—	$14,341	$336	$2,609
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(16,449)	(6,068)	(10,155)	(2,448)	(350)	(1,278)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(15,307)	6,680	(10,155)	11,893	(14)	1,331
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	250,196	60,048	81,026	46,466	3,487	4,614
Cost of investments sold	137,774	49,042	37,279	50,478	2,737	4,432
Realized gains (losses) on fund shares	112,422	11,006	43,747	(4,012)	750	182
Realized gain distributions	227,292	74,873	232,118	—	769	—
Net realized gains (losses)	339,714	85,879	275,865	(4,012)	1,519	182
Change in unrealized gains (losses)	107,706	48,924	(41,901)	1,444	(4,083)	2,839
Net realized and change in unrealized gains (losses) on investments	447,420	134,803	233,964	(2,568)	(2,564)	3,021
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$432,113	$141,483	$223,809	$9,325	$(2,578)	$4,352

See notes to financial statements.

8

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2021

	Franklin	Franklin	Franklin Templeton	Goldman Sachs VIT	Goldman Sachs
	Templeton	Templeton	Small-Mid Cap	International	VIT	Goldman Sachs
	Growth	Mutual Shares	Growth	Equity	Small Cap Equity	VIT U.S. Equity
	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2	Insights Fund	Insights Fund	Insights Fund
ASSETS
Investments, at fair value	$26,739	$427,367	$338,701	$9,681	$125,722	$96,505
Total assets	$26,739	$427,367	$338,701	$9,681	$125,722	$96,505
NET ASSETS
Accumulation units	$26,739	$427,367	$338,701	$9,681	$125,722	$96,505
Total net assets	$26,739	$427,367	$338,701	$9,681	$125,722	$96,505
FUND SHARE INFORMATION
Number of shares	2,307	22,259	15,127	1,057	9,612	4,811
Cost of investments	$27,288	$370,835	$277,056	$10,097	$118,690	$72,247
ACCUMULATION UNIT VALUE
Lowest	$21.55	$32.31	$32.79	$14.75	$43.81	$35.00
Highest	$21.55	$32.31	$32.79	$14.75	$43.81	$35.00

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

	Franklin	Franklin	Franklin Templeton	Goldman Sachs VIT	Goldman Sachs
	Templeton	Templeton	Small-Mid Cap	International	VIT	Goldman Sachs
	Growth	Mutual Shares	Growth	Equity	Small Cap Equity	VIT U.S. Equity
	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2	Insights Fund	Insights Fund	Insights Fund
NET INVESTMENT INCOME (LOSS)
Dividends	$289	$12,058	$—	$274	$570	$725
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(239)	(3,725)	(3,141)	(85)	(1,093)	(783)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	50	8,333	(3,141)	189	(523)	(58)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,779	16,704	61,233	173	5,069	1,695
Cost of investments sold	1,860	14,660	48,182	199	4,069	865
Realized gains (losses) on fund shares	(81)	2,044	13,051	(26)	1,000	830
Realized gain distributions	—	—	39,536	231	26,880	20,892
Net realized gains (losses)	(81)	2,044	52,587	205	27,880	21,722
Change in unrealized gains (losses)	1,007	56,153	(21,678)	585	(3,709)	(290)
Net realized and change in unrealized gains (losses) on investments	926	58,197	30,909	790	24,171	21,432
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$976	$66,530	$27,768	$979	$23,648	$21,374

See notes to financial statements.

9

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2021

			Invesco
	Invesco V.I.	Invesco V.I.	V.I. Capital			Invesco V.I.
	American	American	Appreciation	Invesco V.I.	Invesco V.I.	Core
	Franchise	Value*	Fund - Series I*	Comstock	Core Equity	Plus Bond
ASSETS
Investments, at fair value	$6,031,628	$685,665	$367,706	$189,167	$4,057,248	$1,078,311
Total assets	$6,031,628	$685,665	$367,706	$189,167	$4,057,248	$1,078,311
NET ASSETS
Accumulation units	$6,031,628	$685,665	$367,706	$189,167	$4,057,248	$1,078,311
Total net assets	$6,031,628	$685,665	$367,706	$189,167	$4,057,248	$1,078,311
FUND SHARE INFORMATION
Number of shares	68,054	34,062	4,492	8,948	107,363	164,628
Cost of investments	$3,612,981	$610,877	$214,357	$131,205	$3,074,059	$1,200,364
ACCUMULATION UNIT VALUE
Lowest	$38.90	$10.55	$33.60	$27.33	$37.21	$18.49
Highest	$50.36	$38.03	$33.60	$27.33	$42.93	$19.58

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

			Invesco
	Invesco V.I.	Invesco V.I.	V.I. Capital			Invesco V.I.
	American	American	Appreciation	Invesco V.I.	Invesco V.I.	Core
	Franchise	Value*	Fund - Series I*	Comstock	Core Equity	Plus Bond
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$3,055	$—	$3,205	$24,878	$16,540
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(57,792)	(4,718)	(3,170)	(1,566)	(36,438)	(10,668)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(57,792)	(1,663)	(3,170)	1,639	(11,560)	5,872
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,312,242	76,149	60,600	3,339	884,791	318,803
Cost of investments sold	660,030	69,777	37,774	2,267	721,096	344,750
Realized gains (losses) on fund shares	652,212	6,372	22,826	1,072	163,695	(25,947)
Realized gain distributions	708,145	—	18,594	—	85,209	37,348
Net realized gains (losses)	1,360,357	6,372	41,420	1,072	248,904	11,401
Change in unrealized gains (losses)	(625,612)	64,285	27,468	43,637	713,313	(37,367)
Net realized and change in unrealized gains (losses) on investments	734,745	70,657	68,888	44,709	962,217	(25,966)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$676,953	$68,994	$65,718	$46,348	$950,657	$(20,094)

See notes to financial statements.

10

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2021

	Invesco V.I.					Invesco V.I.
	Discovery Mid Cap	Invesco V.I.		Invesco V.I.	Invesco V.I.	Global Strategic
	Growth Fund	Diversified	Invesco V.I.	Global	Global Fund	Income Fund
	- Series I*	Dividend	Equity and Income*	Core Equity	- Series I*	- Series I*
ASSETS
Investments, at fair value	$458,450	$1,623,908	$5,013,242	$596,953	$273,041	$468,400
Total assets	$458,450	$1,623,908	$5,013,242	$596,953	$273,041	$468,400
NET ASSETS
Accumulation units	$458,450	$1,623,908	$5,013,242	$596,953	$273,041	$468,400
Total net assets	$458,450	$1,623,908	$5,013,242	$596,953	$273,041	$468,400
FUND SHARE INFORMATION
Number of shares	3,999	54,457	242,303	53,635	4,772	105,258
Cost of investments	$290,499	$1,031,186	$4,023,630	$484,636	$154,953	$515,776
ACCUMULATION UNIT VALUE
Lowest	$17.40	$34.39	$22.81	$18.84	$42.90	$23.15
Highest	$22.53	$34.39	$22.81	$23.51	$42.90	$23.15

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

	Invesco V.I.					Invesco V.I.
	Discovery Mid Cap	Invesco V.I.		Invesco V.I.	Invesco V.I.	Global Strategic
	Growth Fund	Diversified	Invesco V.I.	Global	Global Fund	Income Fund
	- Series I*	Dividend	Equity and Income*	Core Equity	- Series I*	- Series I*
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$34,267	$91,385	$5,596	$—	$22,326
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(4,180)	(15,033)	(44,607)	(5,182)	(2,364)	(4,441)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(4,180)	19,234	46,778	414	(2,364)	17,885
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	66,637	284,258	1,157,606	16,124	5,954	66,681
Cost of investments sold	39,470	183,777	949,332	11,000	2,868	69,379
Realized gains (losses) on fund shares	27,167	100,481	208,274	5,124	3,086	(2,698)
Realized gain distributions	46,880	6,203	48,285	93,708	13,631	—
Net realized gains (losses)	74,047	106,684	256,559	98,832	16,717	(2,698)
Change in unrealized gains (losses)	6,017	145,083	456,735	(20,767)	20,340	(37,116)
Net realized and change in unrealized gains (losses) on investments	80,064	251,767	713,294	78,065	37,057	(39,814)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$75,884	$271,001	$760,072	$78,479	$34,693	$(21,929)

See notes to financial statements.

11

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2021

	Invesco V.I.					Invesco V.I.
	Government	Invesco V.I.		Invesco V.I.	Invesco V.I.	Main Street
	Money Market	Government	Invesco V.I.	International	Main Street	Mid Cap
	Fund Series I	Securities	High Yield	Growth	Fund® - Series I*	Fund - Series I*
ASSETS
Investments, at fair value	$1,443,448	$1,035,684	$433,274	$793,660	$594,644	$433,904
Total assets	$1,443,448	$1,035,684	$433,274	$793,660	$594,644	$433,904
NET ASSETS
Accumulation units	$1,443,448	$1,035,684	$433,274	$793,660	$594,644	$433,904
Total net assets	$1,443,448	$1,035,684	$433,274	$793,660	$594,644	$433,904
FUND SHARE INFORMATION
Number of shares	1,443,448	90,216	82,844	19,166	16,596	33,454
Cost of investments	$1,443,448	$1,079,737	$455,115	$528,507	$409,223	$378,963
ACCUMULATION UNIT VALUE
Lowest	$9.93	$18.78	$13.08	$28.57	$33.87	$44.56
Highest	$12.00	$19.74	$21.72	$34.68	$33.87	$44.56

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

	Invesco V.I.					Invesco V.I.
	Government	Invesco V.I.		Invesco V.I.	Invesco V.I.	Main Street
	Money Market	Government	Invesco V.I.	International	Main Street	Mid Cap
	Fund Series I	Securities	High Yield	Growth	Fund® - Series I*	Fund - Series I*
NET INVESTMENT INCOME (LOSS)
Dividends	$106	$26,468	$20,424	$10,131	$3,862	$1,842
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(13,728)	(10,207)	(4,302)	(7,141)	(5,119)	(3,667)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(13,622)	16,261	16,122	2,990	(1,257)	(1,825)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	191,195	164,969	131,078	37,178	97,350	18,693
Cost of investments sold	191,195	167,490	134,642	20,559	69,855	18,406
Realized gains (losses) on fund shares	—	(2,521)	(3,564)	16,619	27,495	287
Realized gain distributions	—	—	—	53,505	31,481	—
Net realized gains (losses)	—	(2,521)	(3,564)	70,124	58,976	287
Change in unrealized gains (losses)	—	(50,012)	3,606	(35,367)	74,708	81,270
Net realized and change in unrealized gains (losses) on investments	—	(52,533)	42	34,757	133,684	81,557
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(13,622)	$(36,272)	$16,164	$37,747	$132,427	$79,732

See notes to financial statements.

12

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2021

	Invesco V.I.					MFS® VIT
	Managed	Invesco V.I.		Invesco V.I.	MFS® VIT	Investors
	Volatility	S&P 500	Invesco V.I.	Value	Growth Series	Trust Series
	Fund Series I*	Index Fund	Technology	Opportunities*	Initial Class	Initial Class
ASSETS
Investments, at fair value	$—	$1,869,310	$253,044	$—	$1,502,296	$279,593
Total assets	$—	$1,869,310	$253,044	$—	$1,502,296	$279,593
NET ASSETS
Accumulation units	$—	$1,869,310	$253,044	$—	$1,502,296	$279,593
Total net assets	$—	$1,869,310	$253,044	$—	$1,502,296	$279,593
FUND SHARE INFORMATION
Number of shares	—	80,958	6,645	—	18,930	6,252
Cost of investments	$—	$1,298,071	$127,593	$—	$796,078	$147,318
ACCUMULATION UNIT VALUE
Lowest	$—	$40.82	$58.53	$—	$85.79	$37.01
Highest	$—	$40.82	$58.53	$—	$85.79	$37.01

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

	Invesco V.I.					MFS® VIT
	Managed	Invesco V.I.		Invesco V.I.	MFS® VIT	Investors
	Volatility	S&P 500	Invesco V.I.	Value	Growth Series	Trust Series
	Fund Series I*	Index Fund	Technology	Opportunities*	Initial Class	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$16,437	$21,476	$—	$3,934	$—	$1,599
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(2,365)	(15,527)	(2,198)	(1,534)	(12,868)	(2,307)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	14,072	5,949	(2,198)	2,400	(12,868)	(708)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	876,961	108,973	5,129	580,556	184,667	7,737
Cost of investments sold	939,555	67,451	1,789	566,731	81,009	3,811
Realized gains (losses) on fund shares	(62,594)	41,522	3,340	13,825	103,658	3,926
Realized gain distributions	—	183,081	23,165	13,261	189,291	8,039
Net realized gains (losses)	(62,594)	224,603	26,505	27,086	292,949	11,965
Change in unrealized gains (losses)	106,101	182,467	5,812	82,317	11,232	46,416
Net realized and change in unrealized gains (losses) on investments	43,507	407,070	32,317	109,403	304,181	58,381
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$57,579	$413,019	$30,119	$111,803	$291,313	$57,673

See notes to financial statements.

13

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2021

				Morgan Stanley		Morgan Stanley
	MFS® VIT New	MFS® VIT	MFS® VIT	VIF Core Plus	Morgan Stanley	VIF Global
	Discovery Series	Research Series	Utilities Series	Fixed Income	VIF Emerging	Strategist
	Initial Class	Initial Class	Initial Class	Class I	Markets Class I	Portfolio Class I
ASSETS
Investments, at fair value	$58,364	$56,929	$187,462	$270,680	$106,437	$846,086
Total assets	$58,364	$56,929	$187,462	$270,680	$106,437	$846,086
NET ASSETS
Accumulation units	$58,364	$56,929	$187,462	$270,680	$106,437	$846,086
Total net assets	$58,364	$56,929	$187,462	$270,680	$106,437	$846,086
FUND SHARE INFORMATION
Number of shares	2,505	1,475	4,893	25,853	5,877	74,875
Cost of investments	$45,922	$32,096	$122,394	$278,086	$80,514	$763,205
ACCUMULATION UNIT VALUE
Lowest	$45.59	$32.98	$63.95	$22.05	$38.07	$21.03
Highest	$45.59	$32.98	$63.95	$22.05	$38.07	$21.03

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

				Morgan Stanley		Morgan Stanley
	MFS® VIT New	MFS® VIT	MFS® VIT	VIF Core Plus	Morgan Stanley	VIF Global
	Discovery Series	Research Series	Utilities Series	Fixed Income	VIF Emerging	Strategist
	Initial Class	Initial Class	Initial Class	Class I	Markets Class I	Portfolio Class I
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$284	$3,036	$10,682	$915	$16,790
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(602)	(470)	(1,563)	(2,481)	(1,016)	(8,112)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(602)	(186)	1,473	8,201	(101)	8,678
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	8,027	1,192	3,240	23,886	13,322	108,223
Cost of investments sold	5,558	558	2,061	22,655	9,560	98,925
Realized gains (losses) on fund shares	2,469	634	1,179	1,231	3,762	9,298
Realized gain distributions	10,569	2,978	5,916	17,705	—	30,652
Net realized gains (losses)	13,038	3,612	7,095	18,936	3,762	39,950
Change in unrealized gains (losses)	(11,235)	7,559	13,174	(30,974)	(828)	14,549
Net realized and change in unrealized gains (losses) on investments	1,803	11,171	20,269	(12,038)	2,934	54,499
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,201	$10,985	$21,742	$(3,837)	$2,833	$63,177

See notes to financial statements.

14

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2021

		Morgan Stanley	Morgan Stanley	Morgan Stanley	Putnam	Putnam
	Morgan Stanley	VIF	VIS Global	VIS	VT Global	VT Growth
	VIF	U.S. Real	Infrastructure	Income Plus	Health Care	Opportunities
	Growth Class I	Estate Class I	Portfolio Class X	Portfolio Class X	Fund Class IB	Fund Class IB
ASSETS
Investments, at fair value	$7,201,176	$208,472	$341,037	$1,285,526	$53,474	$89,289
Total assets	$7,201,176	$208,472	$341,037	$1,285,526	$53,474	$89,289
NET ASSETS
Accumulation units	$7,201,176	$208,472	$341,037	$1,285,526	$53,474	$89,289
Total net assets	$7,201,176	$208,472	$341,037	$1,285,526	$53,474	$89,289
FUND SHARE INFORMATION
Number of shares	134,050	8,882	40,892	119,251	2,864	5,574
Cost of investments	$5,725,571	$152,468	$390,567	$1,304,113	$39,582	$43,343
ACCUMULATION UNIT VALUE
Lowest	$69.56	$46.43	$41.64	$31.14	$47.52	$60.79
Highest	$97.12	$64.27	$41.64	$31.14	$47.52	$60.79

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

		Morgan Stanley	Morgan Stanley	Morgan Stanley	Putnam	Putnam
	Morgan Stanley	VIF	VIS Global	VIS	VT Global	VT Growth
	VIF	U.S. Real	Infrastructure	Income Plus	Health Care	Opportunities
	Growth Class I	Estate Class I	Portfolio Class X	Portfolio Class X	Fund Class IB	Fund Class IB
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$3,721	$10,613	$43,469	$526	$—
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(72,864)	(1,654)	(3,617)	(11,687)	(439)	(747)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(72,864)	2,067	6,996	31,782	87	(747)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	621,542	21,561	136,570	53,362	902	6,608
Cost of investments sold	379,424	18,259	165,237	50,730	675	3,081
Realized gains (losses) on fund shares	242,118	3,302	(28,667)	2,632	227	3,527
Realized gain distributions	1,978,872	—	15,070	89,769	3,779	7,544
Net realized gains (losses)	2,220,990	3,302	(13,597)	92,401	4,006	11,071
Change in unrealized gains (losses)	(2,190,631)	54,911	54,450	(162,429)	4,224	6,078
Net realized and change in unrealized gains (losses) on investments	30,359	58,213	40,853	(70,028)	8,230	17,149
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(42,505)	$60,280	$47,849	$(38,246)	$8,317	$16,402

See notes to financial statements.

15

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2021

	Putnam	Putnam
	VT International	VT Large	Putnam
	Equity	Cap Value	VT Research
	Fund Class IB	Fund - Class IB*	Fund Class IB
ASSETS
Investments, at fair value	$63,827	$249,326	$68,770
Total assets	$63,827	$249,326	$68,770
NET ASSETS
Accumulation units	$63,827	$249,326	$68,770
Total net assets	$63,827	$249,326	$68,770
FUND SHARE INFORMATION
Number of shares	3,741	8,090	1,953
Cost of investments	$50,733	$159,956	$31,308
ACCUMULATION UNIT VALUE
Lowest	$22.53	$52.37	$46.53
Highest	$22.53	$52.37	$46.53

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

	Putnam	Putnam
	VT International	VT Large	Putnam
	Equity	Cap Value	VT Research
	Fund Class IB	Fund - Class IB*	Fund Class IB
NET INVESTMENT INCOME (LOSS)
Dividends	$709	$2,786	$60
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(567)	(2,092)	(570)
Policy Administration	—	—	—
Net investment income (loss)	142	694	(510)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,728	8,237	1,078
Cost of investments sold	1,348	6,218	374
Realized gains (losses) on fund shares	380	2,019	704
Realized gain distributions	2,185	8,674	4,334
Net realized gains (losses)	2,565	10,693	5,038
Change in unrealized gains (losses)	1,854	41,081	8,399
Net realized and change in unrealized gains (losses) on investments	4,419	51,774	13,437
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$4,561	$52,468	$12,927

See notes to financial statements.

16

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021

	American	American	BNY Mellon Stock
	Century	Century	Index Fund, Inc.
	VP Balanced	VP International	Initial Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(272)	$(1,690)	$6,170
Net realized gains (losses)	7,623	21,283	207,809
Change in unrealized gains (losses)	13,463	(2,215)	398,623
Increase (decrease) in net assets from operations	20,814	17,378	612,602
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(20,850)	(65,928)
Policy maintenance charge	(1,650)	(1,966)	(19,178)
Transfers among the sub-accounts and with the Fixed Account - net	—	(20,953)	(91,633)
Increase (decrease) in net assets from policy transactions	(1,650)	(43,769)	(176,739)
INCREASE (DECREASE) IN NET ASSETS	19,164	(26,391)	435,863
NET ASSETS AT BEGINNING OF PERIOD	141,990	247,684	2,345,627
NET ASSETS AT END OF PERIOD	$161,154	$221,293	$2,781,490
Accumulation Units outstanding at beginning of period	4,157	8,102	60,151
Units issued	—	—	6
Units redeemed	(45)	(1,385)	(4,109)
Accumulation Units outstanding at end of period	4,112	6,717	56,048

	2021
	BNY Mellon		BNY Mellon
	Sustainable U.S.	BNY Mellon VIF	VIF Growth
	Equity Portfolio, Inc.	Government Money	& Income
	Initial Shares	Market Portfolio	Initial Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(482)	$(4,271)	$(1,255)
Net realized gains (losses)	29,979	—	24,299
Change in unrealized gains (losses)	48,285	—	40,669
Increase (decrease) in net assets from operations	77,782	(4,271)	63,713
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(1,803)	(6,089)
Policy maintenance charge	(2,945)	(4,345)	(2,539)
Transfers among the sub-accounts and with the Fixed Account - net	(69,025)	(67,150)	(2,616)
Increase (decrease) in net assets from policy transactions	(71,970)	(73,298)	(11,244)
INCREASE (DECREASE) IN NET ASSETS	5,812	(77,569)	52,469
NET ASSETS AT BEGINNING OF PERIOD	360,351	488,187	264,565
NET ASSETS AT END OF PERIOD	$366,163	$410,618	$317,034
Accumulation Units outstanding at beginning of period	10,530	39,379	6,244
Units issued	—	281	—
Units redeemed	(2,029)	(6,242)	(234)
Accumulation Units outstanding at end of period	8,501	33,418	6,010

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2021.
See notes to financial statements.

17

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021

		DWS Capital	DWS CROCI®
	DWS Bond	Growth	International
	VIP Class A*	VIP Class A	VIP Class A
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,614	$(107,102)	$7,741
Net realized gains (losses)	(5,547)	1,068,297	(12,587)
Change in unrealized gains (losses)	(2,259)	940,054	56,870
Increase (decrease) in net assets from operations	(4,192)	1,901,249	52,024
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(21,875)	(8,813)
Policy maintenance charge	(2,645)	(55,746)	(12,863)
Transfers among the sub-accounts and with the Fixed Account - net	(341,219)	(420,375)	(21,803)
Increase (decrease) in net assets from policy transactions	(343,864)	(497,996)	(43,479)
INCREASE (DECREASE) IN NET ASSETS	(348,056)	1,403,253	8,545
NET ASSETS AT BEGINNING OF PERIOD	348,056	9,205,518	681,125
NET ASSETS AT END OF PERIOD	$—	$10,608,771	$689,670
Accumulation Units outstanding at beginning of period	91,127	432,551	206,393
Units issued	—	70,438	—
Units redeemed	(91,127)	(91,670)	(12,580)
Accumulation Units outstanding at end of period	—	411,319	193,813

	2021
			Fidelity® VIP Asset
	DWS Global	DWS Government	Manager Growth
	Income Builder	Money Market	Portfolio
	VIP Class A II	VIP Class A II*	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$20,306	$(4,429)	$569
Net realized gains (losses)	65,827	—	2,318
Change in unrealized gains (losses)	96,821	—	9,862
Increase (decrease) in net assets from operations	182,954	(4,429)	12,749
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(77,254)	(31)	—
Policy maintenance charge	(16,662)	(7,389)	(846)
Transfers among the sub-accounts and with the Fixed Account - net	(155,810)	467,538	1
Increase (decrease) in net assets from policy transactions	(249,726)	460,118	(845)
INCREASE (DECREASE) IN NET ASSETS	(66,772)	455,689	11,904
NET ASSETS AT BEGINNING OF PERIOD	2,097,003	187,619	98,822
NET ASSETS AT END OF PERIOD	$2,030,231	$643,308	$110,726
Accumulation Units outstanding at beginning of period	104,922	19,896	3,368
Units issued	410	223,741	—
Units redeemed	(12,583)	(174,531)	(27)
Accumulation Units outstanding at end of period	92,749	69,106	3,341

See notes to financial statements.

18

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021
	Fidelity®	Fidelity®	Fidelity®
	VIP ContrafundSM	VIP Equity-Income	VIP Growth
	Portfolio	PortfolioSM	Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(15,307)	$6,680	$(10,155)
Net realized gains (losses)	339,714	85,879	275,865
Change in unrealized gains (losses)	107,706	48,924	(41,901)
Increase (decrease) in net assets from operations	432,113	141,483	223,809
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(71,044)	(12,504)	—
Policy maintenance charge	(15,061)	(6,421)	(9,572)
Transfers among the sub-accounts and with the Fixed Account - net	(142,976)	(34,039)	(57,090)
Increase (decrease) in net assets from policy transactions	(229,081)	(52,964)	(66,662)
INCREASE (DECREASE) IN NET ASSETS	203,032	88,519	157,147
NET ASSETS AT BEGINNING OF PERIOD	1,762,612	619,466	1,058,738
NET ASSETS AT END OF PERIOD	$1,965,644	$707,985	$1,215,885
Accumulation Units outstanding at beginning of period	22,970	19,334	15,472
Units issued	60	27	57
Units redeemed	(2,811)	(1,509)	(978)
Accumulation Units outstanding at end of period	20,219	17,852	14,551

	2021
	Fidelity®	Franklin Templeton	Franklin
	VIP High	Developing	Templeton
	Income Portfolio	Markets	Foreign
	Initial Class	VIP Fund Class 2	VIP Fund Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$11,893	$(14)	$1,331
Net realized gains (losses)	(4,012)	1,519	182
Change in unrealized gains (losses)	1,444	(4,083)	2,839
Increase (decrease) in net assets from operations	9,325	(2,578)	4,352
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy maintenance charge	(2,474)	(335)	(1,223)
Transfers among the sub-accounts and with the Fixed Account - net	(38,096)	3,323	(155)
Increase (decrease) in net assets from policy transactions	(40,570)	2,988	(1,378)
INCREASE (DECREASE) IN NET ASSETS	(31,245)	410	2,974
NET ASSETS AT BEGINNING OF PERIOD	266,797	37,517	133,817
NET ASSETS AT END OF PERIOD	$235,552	$37,927	$136,791
Accumulation Units outstanding at beginning of period	12,146	1,069	8,923
Units issued	155	172	122
Units redeemed	(1,938)	(84)	(209)
Accumulation Units outstanding at end of period	10,363	1,157	8,836

See notes to financial statements.

19

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021
	Franklin	Franklin	Franklin Templeton
	Templeton	Templeton	Small-Mid Cap
	Growth	Mutual Shares	Growth
	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$50	$8,333	$(3,141)
Net realized gains (losses)	(81)	2,044	52,587
Change in unrealized gains (losses)	1,007	56,153	(21,678)
Increase (decrease) in net assets from operations	976	66,530	27,768
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy maintenance charge	(309)	(3,770)	(2,517)
Transfers among the sub-accounts and with the Fixed Account - net	147	(6,390)	(50,253)
Increase (decrease) in net assets from policy transactions	(162)	(10,160)	(52,770)
INCREASE (DECREASE) IN NET ASSETS	814	56,370	(25,002)
NET ASSETS AT BEGINNING OF PERIOD	25,925	370,997	363,703
NET ASSETS AT END OF PERIOD	$26,739	$427,367	$338,701
Accumulation Units outstanding at beginning of period	1,250	13,561	12,091
Units issued	63	88	179
Units redeemed	(72)	(422)	(1,942)
Accumulation Units outstanding at end of period	1,241	13,227	10,328

	2021
	Goldman Sachs VIT	Goldman Sachs
	International	VIT	Goldman Sachs
	Equity	Small Cap Equity	VIT U.S. Equity
	Insights Fund	Insights Fund	Insights Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$189	$(523)	$(58)
Net realized gains (losses)	205	27,880	21,722
Change in unrealized gains (losses)	585	(3,709)	(290)
Increase (decrease) in net assets from operations	979	23,648	21,374
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy maintenance charge	(87)	(1,073)	(912)
Transfers among the sub-accounts and with the Fixed Account - net	—	(2,723)	1
Increase (decrease) in net assets from policy transactions	(87)	(3,796)	(911)
INCREASE (DECREASE) IN NET ASSETS	892	19,852	20,463
NET ASSETS AT BEGINNING OF PERIOD	8,789	105,870	76,042
NET ASSETS AT END OF PERIOD	$9,681	$125,722	$96,505
Accumulation Units outstanding at beginning of period	662	2,965	2,786
Units issued	—	4	—
Units redeemed	(6)	(99)	(29)
Accumulation Units outstanding at end of period	656	2,870	2,757

See notes to financial statements.

20

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021
			Invesco
	Invesco V.I.	Invesco V.I.	V.I. Capital
	American	American	Appreciation
	Franchise	Value*	Fund - Series I*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(57,792)	$(1,663)	$(3,170)
Net realized gains (losses)	1,360,357	6,372	41,420
Change in unrealized gains (losses)	(625,612)	64,285	27,468
Increase (decrease) in net assets from operations	676,953	68,994	65,718
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(278,959)	(13,038)	(10,972)
Policy maintenance charge	(49,245)	(4,695)	(3,241)
Transfers among the sub-accounts and with the Fixed Account - net	(918,018)	472,588	(42,733)
Increase (decrease) in net assets from policy transactions	(1,246,222)	454,855	(56,946)
INCREASE (DECREASE) IN NET ASSETS	(569,269)	523,849	8,772
NET ASSETS AT BEGINNING OF PERIOD	6,600,897	161,816	358,934
NET ASSETS AT END OF PERIOD	$6,031,628	$685,665	$367,706
Accumulation Units outstanding at beginning of period	184,822	5,395	12,978
Units issued	218	52,435	17
Units redeemed	(32,715)	(5,304)	(2,050)
Accumulation Units outstanding at end of period	152,325	52,526	10,945

	2021

			Invesco V.I.
	Invesco V.I.	Invesco V.I.	Core
	Comstock	Core Equity	Plus Bond
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,639	$(11,560)	$5,872
Net realized gains (losses)	1,072	248,904	11,401
Change in unrealized gains (losses)	43,637	713,313	(37,367)
Increase (decrease) in net assets from operations	46,348	950,657	(20,094)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(41,816)	(39,833)
Policy maintenance charge	(1,773)	(33,705)	(9,861)
Transfers among the sub-accounts and with the Fixed Account - net	(1)	(769,905)	(245,371)
Increase (decrease) in net assets from policy transactions	(1,774)	(845,426)	(295,065)
INCREASE (DECREASE) IN NET ASSETS	44,574	105,231	(315,159)
NET ASSETS AT BEGINNING OF PERIOD	144,593	3,952,017	1,393,470
NET ASSETS AT END OF PERIOD	$189,167	$4,057,248	$1,078,311
Accumulation Units outstanding at beginning of period	6,992	120,411	70,558
Units issued	—	85	666
Units redeemed	(71)	(22,679)	(15,665)
Accumulation Units outstanding at end of period	6,921	97,817	55,559

See notes to financial statements.

21

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021
	Invesco V.I.
	Discovery Mid Cap	Invesco V.I.
	Growth Fund	Diversified	Invesco V.I.
	- Series I*	Dividend	Equity and Income*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(4,180)	$19,234	$46,778
Net realized gains (losses)	74,047	106,684	256,559
Change in unrealized gains (losses)	6,017	145,083	456,735
Increase (decrease) in net assets from operations	75,884	271,001	760,072
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(45,915)	(38,132)
Policy maintenance charge	(4,360)	(14,206)	(39,904)
Transfers among the sub-accounts and with the Fixed Account - net	(58,089)	(208,485)	(204,054)
Increase (decrease) in net assets from policy transactions	(62,449)	(268,606)	(282,090)
INCREASE (DECREASE) IN NET ASSETS	13,435	2,395	477,982
NET ASSETS AT BEGINNING OF PERIOD	445,015	1,621,513	4,535,260
NET ASSETS AT END OF PERIOD	$458,450	$1,623,908	$5,013,242
Accumulation Units outstanding at beginning of period	28,352	55,554	233,818
Units issued	—	19	38,246
Units redeemed	(3,769)	(8,356)	(52,264)
Accumulation Units outstanding at end of period	24,583	47,217	219,800

	2021
			Invesco V.I.
	Invesco V.I.	Invesco V.I.	Global Strategic
	Global	Global Fund	Income Fund
	Core Equity	- Series I*	- Series I*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$414	$(2,364)	$17,885
Net realized gains (losses)	98,832	16,717	(2,698)
Change in unrealized gains (losses)	(20,767)	20,340	(37,116)
Increase (decrease) in net assets from operations	78,479	34,693	(21,929)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(4,908)	—	(3,602)
Policy maintenance charge	(5,227)	(2,186)	(4,434)
Transfers among the sub-accounts and with the Fixed Account - net	(526)	(211)	(39,409)
Increase (decrease) in net assets from policy transactions	(10,661)	(2,397)	(47,445)
INCREASE (DECREASE) IN NET ASSETS	67,818	32,296	(69,374)
NET ASSETS AT BEGINNING OF PERIOD	529,135	240,745	537,774
NET ASSETS AT END OF PERIOD	$596,953	$273,041	$468,400
Accumulation Units outstanding at beginning of period	32,103	6,422	22,237
Units issued	16	30	628
Units redeemed	(610)	(88)	(2,631)
Accumulation Units outstanding at end of period	31,509	6,364	20,234

See notes to financial statements.

22

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021
	Invesco V.I.
	Government	Invesco V.I.
	Money Market	Government	Invesco V.I.
	Fund Series I	Securities	High Yield
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(13,622)	$16,261	$16,122
Net realized gains (losses)	—	(2,521)	(3,564)
Change in unrealized gains (losses)	—	(50,012)	3,606
Increase (decrease) in net assets from operations	(13,622)	(36,272)	16,164
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(3,145)	(69,746)	(51,115)
Policy maintenance charge	(13,495)	(10,179)	(4,251)
Transfers among the sub-accounts and with the Fixed Account - net	(149,822)	(70,571)	(71,297)
Increase (decrease) in net assets from policy transactions	(166,462)	(150,496)	(126,663)
INCREASE (DECREASE) IN NET ASSETS	(180,084)	(186,768)	(110,499)
NET ASSETS AT BEGINNING OF PERIOD	1,623,532	1,222,452	543,773
NET ASSETS AT END OF PERIOD	$1,443,448	$1,035,684	$433,274
Accumulation Units outstanding at beginning of period	145,799	60,350	32,497
Units issued	1,060	223	9
Units redeemed	(15,212)	(7,753)	(7,228)
Accumulation Units outstanding at end of period	131,647	52,820	25,278

	2021
			Invesco V.I.
	Invesco V.I.	Invesco V.I.	Main Street
	International	Main Street	Mid Cap
	Growth	Fund® - Series I*	Fund - Series I*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,990	$(1,257)	$(1,825)
Net realized gains (losses)	70,124	58,976	287
Change in unrealized gains (losses)	(35,367)	74,708	81,270
Increase (decrease) in net assets from operations	37,747	132,427	79,732
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(3,520)	(14,813)	—
Policy maintenance charge	(7,484)	(4,809)	(4,310)
Transfers among the sub-accounts and with the Fixed Account - net	(13,566)	(72,435)	(9,930)
Increase (decrease) in net assets from policy transactions	(24,570)	(92,057)	(14,240)
INCREASE (DECREASE) IN NET ASSETS	13,177	40,370	65,492
NET ASSETS AT BEGINNING OF PERIOD	780,483	554,274	368,412
NET ASSETS AT END OF PERIOD	$793,660	$594,644	$433,904
Accumulation Units outstanding at beginning of period	26,006	20,687	10,099
Units issued	164	6	19
Units redeemed	(925)	(3,139)	(380)
Accumulation Units outstanding at end of period	25,245	17,554	9,738

See notes to financial statements.

23

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021
	Invesco V.I.
	Managed	Invesco V.I.
	Volatility	S&P 500	Invesco V.I.
	Fund Series I*	Index Fund	Technology
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$14,072	$5,949	$(2,198)
Net realized gains (losses)	(62,594)	224,603	26,505
Change in unrealized gains (losses)	106,101	182,467	5,812
Increase (decrease) in net assets from operations	57,579	413,019	30,119
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(27,000)	—
Policy maintenance charge	(2,233)	(15,517)	(2,166)
Transfers among the sub-accounts and with the Fixed Account - net	(872,364)	(50,930)	238
Increase (decrease) in net assets from policy transactions	(874,597)	(93,447)	(1,928)
INCREASE (DECREASE) IN NET ASSETS	(817,018)	319,572	28,191
NET ASSETS AT BEGINNING OF PERIOD	817,018	1,549,738	224,853
NET ASSETS AT END OF PERIOD	$—	$1,869,310	$253,044
Accumulation Units outstanding at beginning of period	26,242	48,266	4,356
Units issued	—	—	19
Units redeemed	(26,242)	(2,468)	(52)
Accumulation Units outstanding at end of period	—	45,798	4,323

	2021
			MFS® VIT
	Invesco V.I.	MFS® VIT	Investors
	Value	Growth Series	Trust Series
	Opportunities*	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$2,400	$(12,868)	$(708)
Net realized gains (losses)	27,086	292,949	11,965
Change in unrealized gains (losses)	82,317	11,232	46,416
Increase (decrease) in net assets from operations	111,803	291,313	57,673
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(54,000)	(90,978)	—
Policy Maintenance Charge	(1,518)	(12,592)	(2,269)
Transfers among the sub-accounts and with the Fixed Account - net	(523,503)	(67,857)	(1,602)
Increase (decrease) in net assets from policy transactions	(579,021)	(171,427)	(3,871)
INCREASE (DECREASE) IN NET ASSETS	(467,218)	119,886	53,802
NET ASSETS AT BEGINNING OF PERIOD	467,218	1,382,410	225,791
NET ASSETS AT END OF PERIOD	$—	$1,502,296	$279,593
Accumulation Units outstanding at beginning of period	20,361	19,729	7,667
Units Issued	—	5	49
Units Redeemed	(20,361)	(2,222)	(162)
Accumulation Units outstanding at end of period	—	17,512	7,554

See notes to financial statements.

24

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021

	MFS® VIT New	MFS® VIT	MFS® VIT
	Discovery Series	Research Series	Utilities Series
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(602)	$(186)	$1,473
Net realized gains (losses)	13,038	3,612	7,095
Change in unrealized gains (losses)	(11,235)	7,559	13,174
Increase (decrease) in net assets from operations	1,201	10,985	21,742
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy maintenance charge	(694)	(474)	(1,676)
Transfers among the sub-accounts and with the Fixed Account - net	(6,730)	(198)	1
Increase (decrease) in net assets from policy transactions	(7,424)	(672)	(1,675)
INCREASE (DECREASE) IN NET ASSETS	(6,223)	10,313	20,067
NET ASSETS AT BEGINNING OF PERIOD	64,587	46,616	167,395
NET ASSETS AT END OF PERIOD	$58,364	$56,929	$187,462
Accumulation Units outstanding at beginning of period	1,429	1,748	2,960
Units issued	—	2	—
Units redeemed	(149)	(24)	(29)
Accumulation Units outstanding at end of period	1,280	1,726	2,931

	2021
	Morgan Stanley		Morgan Stanley
	VIF Core Plus	Morgan Stanley	VIF Global
	Fixed Income	VIF Emerging	Strategist
	Class I	Markets Class I	Portfolio Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$8,201	$(101)	$8,678
Net realized gains (losses)	18,936	3,762	39,950
Change in unrealized gains (losses)	(30,974)	(828)	14,549
Increase (decrease) in net assets from operations	(3,837)	2,833	63,177
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(2,022)	—	(7,206)
Policy maintenance charge	(2,487)	(1,099)	(8,064)
Transfers among the sub-accounts and with the Fixed Account - net	(15,032)	(10,316)	(83,541)
Increase (decrease) in net assets from policy transactions	(19,541)	(11,415)	(98,811)
INCREASE (DECREASE) IN NET ASSETS	(23,378)	(8,582)	(35,634)
NET ASSETS AT BEGINNING OF PERIOD	294,058	115,019	881,720
NET ASSETS AT END OF PERIOD	$270,680	$106,437	$846,086
Accumulation Units outstanding at beginning of period	13,175	3,084	45,025
Units issued	84	23	62
Units redeemed	(982)	(311)	(4,857)
Accumulation Units outstanding at end of period	12,277	2,796	40,230

See notes to financial statements.

25

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021
		Morgan Stanley	Morgan Stanley
	Morgan Stanley	VIF	VIS Global
	VIF	U.S. Real	Infrastructure
	Growth Class I	Estate Class I	Portfolio Class X
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(72,864)	$2,067	$6,996
Net realized gains (losses)	2,220,990	3,302	(13,597)
Change in unrealized gains (losses)	(2,190,631)	54,911	54,450
Increase (decrease) in net assets from operations	(42,505)	60,280	47,849
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(206,644)	—	—
Policy maintenance charge	(74,783)	(1,756)	(3,385)
Transfers among the sub-accounts and with the Fixed Account - net	(265,796)	(17,402)	(129,569)
Increase (decrease) in net assets from policy transactions	(547,223)	(19,158)	(132,954)
INCREASE (DECREASE) IN NET ASSETS	(589,728)	41,122	(85,105)
NET ASSETS AT BEGINNING OF PERIOD	7,790,904	167,350	426,142
NET ASSETS AT END OF PERIOD	$7,201,176	$208,472	$341,037
Accumulation Units outstanding at beginning of period	80,454	4,387	11,588
Units issued	15	17	—
Units redeemed	(5,462)	(437)	(3,399)
Accumulation Units outstanding at end of period	75,007	3,967	8,189

	2021
	Morgan Stanley	Putnam	Putnam
	VIS	VT Global	VT Growth
	Income Plus	Health Care	Opportunities
	Portfolio Class X	Fund Class IB	Fund Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$31,782	$87	$(747)
Net realized gains (losses)	92,401	4,006	11,071
Change in unrealized gains (losses)	(162,429)	4,224	6,078
Increase (decrease) in net assets from operations	(38,246)	8,317	16,402
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(2,326)	—	—
Policy maintenance charge	(10,631)	(462)	(674)
Transfers among the sub-accounts and with the Fixed Account - net	(24,718)	—	950
Increase (decrease) in net assets from policy transactions	(37,675)	(462)	276
INCREASE (DECREASE) IN NET ASSETS	(75,921)	7,855	16,678
NET ASSETS AT BEGINNING OF PERIOD	1,361,447	45,619	72,611
NET ASSETS AT END OF PERIOD	$1,285,526	$53,474	$89,289
Accumulation Units outstanding at beginning of period	42,516	1,136	1,452
Units issued	129	—	117
Units redeemed	(1,365)	(11)	(100)
Accumulation Units outstanding at end of period	41,280	1,125	1,469

See notes to financial statements.

26

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021
	Putnam	Putnam
	VT International	VT Large	Putnam
	Equity	Cap Value	VT Research
	Fund Class IB	Fund - Class IB*	Fund Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$142	$694	$(510)
Net realized gains (losses)	2,565	10,693	5,038
Change in unrealized gains (losses)	1,854	41,081	8,399
Increase (decrease) in net assets from operations	4,561	52,468	12,927
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy maintenance charge	(409)	(2,015)	(508)
Transfers among the sub-accounts and with the Fixed Account - net	1,430	(3,571)	2
Increase (decrease) in net assets from policy transactions	1,021	(5,586)	(506)
INCREASE (DECREASE) IN NET ASSETS	5,582	46,882	12,421
NET ASSETS AT BEGINNING OF PERIOD	58,245	202,444	56,349
NET ASSETS AT END OF PERIOD	$63,827	$249,326	$68,770
Accumulation Units outstanding at beginning of period	2,788	4,877	1,490
Units issued	98	12	—
Units redeemed	(53)	(128)	(12)
Accumulation Units outstanding at end of period	2,833	4,761	1,478

See notes to financial statements.

27

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020

	American	American	BNY Mellon Stock
	Century	Century	Index Fund, Inc.
	VP Balanced	VP International	Initial Shares
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$243	$(807)	$14,113
Net realized gains (losses)	11,476	3,366	197,825
Change in unrealized gains (losses)	116	42,572	132,061
Increase (decrease) in net assets from operations	11,835	45,131	343,999
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(64,539)	(26,075)	(132,171)
Policy Maintenance Charge	(1,465)	(1,863)	(16,360)
Transfers among the sub-accounts and with the Fixed Account - net	4,154	3,884	(6,459)
Increase (decrease) in net assets from policy transactions	(61,850)	(24,054)	(154,990)
INCREASE (DECREASE) IN NET ASSETS	(50,015)	21,077	189,009
NET ASSETS AT BEGINNING OF PERIOD	192,005	226,607	2,156,618
NET ASSETS AT END OF PERIOD	$141,990	$247,684	$2,345,627
Accumulation Units outstanding at beginning of period	6,268	9,248	64,678
Units Issued	—	—	31
Units Redeemed	(2,111)	(1,146)	(4,558)
Accumulation Units outstanding at end of period	4,157	8,102	60,151

	2020
	BNY Mellon		BNY Mellon
	Sustainable U.S.	BNY Mellon VIF	VIF Growth
	Equity Portfolio, Inc.	Government Money	& Income
	Initial Shares	Market Portfolio	Initial Shares
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$550	$(3,449)	$(459)
Net realized gains (losses)	5,747	—	29,161
Change in unrealized gains (losses)	61,953	—	10,176
Increase (decrease) in net assets from operations	68,250	(3,449)	38,878
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(5,793)	(42,329)	(98,739)
Policy Maintenance Charge	(2,789)	(4,709)	(1,924)
Transfers among the sub-accounts and with the Fixed Account - net	(823)	2,150	11,040
Increase (decrease) in net assets from policy transactions	(9,405)	(44,888)	(89,623)
INCREASE (DECREASE) IN NET ASSETS	58,845	(48,337)	(50,745)
NET ASSETS AT BEGINNING OF PERIOD	301,506	536,524	315,310
NET ASSETS AT END OF PERIOD	$360,351	$488,187	$264,565
Accumulation Units outstanding at beginning of period	10,840	42,981	9,192
Units Issued	11	299	20
Units Redeemed	(321)	(3,901)	(2,968)
Accumulation Units outstanding at end of period	10,530	39,379	6,244

*** Prior period amounts have been reclassified to conform to current period presentation

See notes to financial statements.

28

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020

		DWS Capital	DWS CROCI®
	DWS Bond	Growth	International
	VIP Class A	VIP Class A	VIP Class A
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$4,942	$(59,443)	$13,154
Net realized gains (losses)	(623)	1,073,107	(11,099)
Change in unrealized gains (losses)	20,655	1,641,473	4,742
Increase (decrease) in net assets from operations	24,974	2,655,137	6,797
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(5,837)	(45,697)	—
Policy Maintenance Charge	(3,456)	(43,734)	(13,984)
Transfers among the sub-accounts and with the Fixed Account - net	(886)	(19,243)	(691)
Increase (decrease) in net assets from policy transactions	(10,179)	(108,674)	(14,675)
INCREASE (DECREASE) IN NET ASSETS	14,795	2,546,463	(7,878)
NET ASSETS AT BEGINNING OF PERIOD	333,261	6,659,055	689,003
NET ASSETS AT END OF PERIOD	$348,056	$9,205,518	$681,125
Accumulation Units outstanding at beginning of period	93,942	429,447	211,466
Units Issued	—	330,260	—
Units Redeemed	(2,815)	(327,156)	(5,073)
Accumulation Units outstanding at end of period	91,127	432,551	206,393

	2020
			Fidelity® VIP Asset
	DWS Global	DWS Government	Manager Growth
	Income Builder	Money Market	Portfolio
	VIP Class A II	VIP Class A II	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$37,000	$(3,419)	$(62)
Net realized gains (losses)	58,438	—	19,158
Change in unrealized gains (losses)	37,548	—	(4,060)
Increase (decrease) in net assets from operations	132,986	(3,419)	15,036
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(184,295)	(80)	(53,726)
Policy Maintenance Charge	(21,692)	(4,959)	(865)
Transfers among the sub-accounts and with the Fixed Account - net	3,284	13,693	(8,283)
Increase (decrease) in net assets from policy transactions	(202,703)	8,654	(62,874)
INCREASE (DECREASE) IN NET ASSETS	(69,717)	5,235	(47,838)
NET ASSETS AT BEGINNING OF PERIOD	2,166,720	182,384	146,660
NET ASSETS AT END OF PERIOD	$2,097,003	$187,619	$98,822
Accumulation Units outstanding at beginning of period	115,868	19,136	5,809
Units Issued	307	536,992	68
Units Redeemed	(11,253)	(536,232)	(2,509)
Accumulation Units outstanding at end of period	104,922	19,896	3,368

See notes to financial statements.

29

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Fidelity®	Fidelity®	Fidelity®
	VIP ContrafundSM	VIP Equity-Income	VIP Growth
	Portfolio	PortfolioSM	Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(10,772)	$5,561	$(7,627)
Net realized gains (losses)	115,635	34,334	164,471
Change in unrealized gains (losses)	297,445	(15,399)	158,149
Increase (decrease) in net assets from operations	402,308	24,496	314,993
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(390,494)	(157,958)	(179,059)
Policy Maintenance Charge	(13,444)	(5,775)	(7,754)
Transfers among the sub-accounts and with the Fixed Account - net	8,557	(2,625)	(14,269)
Increase (decrease) in net assets from policy transactions	(395,381)	(166,358)	(201,082)
INCREASE (DECREASE) IN NET ASSETS	6,927	(141,862)	113,911
NET ASSETS AT BEGINNING OF PERIOD	1,755,685	761,328	944,827
NET ASSETS AT END OF PERIOD	$1,762,612	$619,466	$1,058,738
Accumulation Units outstanding at beginning of period	29,605	25,125	19,689
Units Issued	50	292	1
Units Redeemed	(6,685)	(6,083)	(4,218)
Accumulation Units outstanding at end of period	22,970	19,334	15,472

	2020
	Fidelity®	Franklin Templeton	Franklin
	VIP High	Developing	Templeton
	Income Portfolio	Markets	Foreign
	Initial Class	VIP Fund Class 2	VIP Fund Class 2
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$10,873	$1,041	$3,096
Net realized gains (losses)	(7,516)	938	(1,567)
Change in unrealized gains (losses)	(1,598)	3,530	(4,781)
Increase (decrease) in net assets from operations	1,759	5,509	(3,252)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(44,905)	—	(6,929)
Policy Maintenance Charge	(2,681)	(277)	(1,071)
Transfers among the sub-accounts and with the Fixed Account - net	(1,058)	324	4,143
Increase (decrease) in net assets from policy transactions	(48,644)	47	(3,857)
INCREASE (DECREASE) IN NET ASSETS	(46,885)	5,556	(7,109)
NET ASSETS AT BEGINNING OF PERIOD	313,682	31,961	140,926
NET ASSETS AT END OF PERIOD	$266,797	$37,517	$133,817
Accumulation Units outstanding at beginning of period	14,541	1,058	9,205
Units Issued	95	69	337
Units Redeemed	(2,490)	(58)	(619)
Accumulation Units outstanding at end of period	12,146	1,069	8,923

See notes to financial statements.

30

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Franklin	Franklin	Franklin Templeton
	Templeton	Templeton	Small-Mid Cap
	Growth	Mutual Shares	Growth
	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$458	$6,127	$(2,747)
Net realized gains (losses)	(1,007)	4,160	42,159
Change in unrealized gains (losses)	1,321	(54,485)	96,174
Increase (decrease) in net assets from operations	772	(44,198)	135,586
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(2,979)	(126,545)	(37,701)
Policy Maintenance Charge	(276)	(3,264)	(2,614)
Transfers among the sub-accounts and with the Fixed Account - net	908	16,411	(24,099)
Increase (decrease) in net assets from policy transactions	(2,347)	(113,398)	(64,414)
INCREASE (DECREASE) IN NET ASSETS	(1,575)	(157,596)	71,172
NET ASSETS AT BEGINNING OF PERIOD	27,500	528,593	292,531
NET ASSETS AT END OF PERIOD	$25,925	$370,997	$363,703
Accumulation Units outstanding at beginning of period	1,390	18,182	14,948
Units Issued	62	852	21
Units Redeemed	(202)	(5,473)	(2,878)
Accumulation Units outstanding at end of period	1,250	13,561	12,091

	2020
	Goldman Sachs VIT	Goldman Sachs
	International	VIT	Goldman Sachs
	Equity	Small Cap Equity	VIT U.S. Equity
	Insights Fund	Insights Fund	Insights Fund
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$56	$(587)	$(4)
Net realized gains (losses)	(63)	430	3,449
Change in unrealized gains (losses)	485	7,079	7,327
Increase (decrease) in net assets from operations	478	6,922	10,772
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	—	(3,104)	—
Policy Maintenance Charge	(72)	(797)	(736)
Transfers among the sub-accounts and with the Fixed Account - net	1	554	—
Increase (decrease) in net assets from policy transactions	(71)	(3,347)	(736)
INCREASE (DECREASE) IN NET ASSETS	407	3,575	10,036
NET ASSETS AT BEGINNING OF PERIOD	8,382	102,295	66,006
NET ASSETS AT END OF PERIOD	$8,789	$105,870	$76,042
Accumulation Units outstanding at beginning of period	669	3,082	2,817
Units Issued	—	45	—
Units Redeemed	(7)	(162)	(31)
Accumulation Units outstanding at end of period	662	2,965	2,786

See notes to financial statements.

31

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
			Invesco
	Invesco V.I.	Invesco V.I.	V.I. Capital
	American	American	Appreciation
	Franchise	Value	Fund - Series I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(45,512)	$(30)	$(2,693)
Net realized gains (losses)	617,527	(2,156)	51,809
Change in unrealized gains (losses)	1,406,940	325	45,412
Increase (decrease) in net assets from operations	1,978,955	(1,861)	94,528
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(323,442)	(19,419)	(9,388)
Policy Maintenance Charge	(48,545)	(1,344)	(3,065)
Transfers among the sub-accounts and with the Fixed Account - net	(68,663)	6,692	(2,117)
Increase (decrease) in net assets from policy transactions	(440,650)	(14,071)	(14,570)
INCREASE (DECREASE) IN NET ASSETS	1,538,305	(15,932)	79,958
NET ASSETS AT BEGINNING OF PERIOD	5,062,592	177,748	278,976
NET ASSETS AT END OF PERIOD	$6,600,897	$161,816	$358,934
Accumulation Units outstanding at beginning of period	199,847	5,939	13,654
Units Issued	191	442	—
Units Redeemed	(15,216)	(986)	(676)
Accumulation Units outstanding at end of period	184,822	5,395	12,978

	2020

			Invesco V.I.
	Invesco V.I.	Invesco V.I.	Core
	Comstock	Core Equity	Plus Bond
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$1,855	$15,212	$12,632
Net realized gains (losses)	2,915	884,944	(9,306)
Change in unrealized gains (losses)	(12,965)	(460,660)	114,452
Increase (decrease) in net assets from operations	(8,195)	439,496	117,778
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(21,177)	(306,895)	(167,457)
Policy Maintenance Charge	(1,302)	(31,392)	(12,348)
Transfers among the sub-accounts and with the Fixed Account - net	(3,625)	(9,581)	(1,697)
Increase (decrease) in net assets from policy transactions	(26,104)	(347,868)	(181,502)
INCREASE (DECREASE) IN NET ASSETS	(34,299)	91,628	(63,724)
NET ASSETS AT BEGINNING OF PERIOD	178,892	3,860,389	1,457,194
NET ASSETS AT END OF PERIOD	$144,593	$3,952,017	$1,393,470
Accumulation Units outstanding at beginning of period	8,500	132,674	80,568
Units Issued	19	323	1,897
Units Redeemed	(1,527)	(12,586)	(11,907)
Accumulation Units outstanding at end of period	6,992	120,411	70,558

See notes to financial statements.

32

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Invesco V.I.
	Discovery Mid Cap	Invesco V.I.
	Growth Fund	Diversified	Invesco V.I.
	- Series I	Dividend	Equity and Income
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(2,477)	$33,196	$61,345
Net realized gains (losses)	9,724	72,493	192,623
Change in unrealized gains (losses)	131,667	(130,513)	58,713
Increase (decrease) in net assets from operations	138,914	(24,824)	312,681
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(1,624)	(97,337)	(604,130)
Policy Maintenance Charge	(2,687)	(13,294)	(32,832)
Transfers among the sub-accounts and with the Fixed Account - net	222,291	(373)	27,585
Increase (decrease) in net assets from policy transactions	217,980	(111,004)	(609,377)
INCREASE (DECREASE) IN NET ASSETS	356,894	(135,828)	(296,696)
NET ASSETS AT BEGINNING OF PERIOD	88,121	1,757,341	4,831,956
NET ASSETS AT END OF PERIOD	$445,015	$1,621,513	$4,535,260
Accumulation Units outstanding at beginning of period	6,438	59,752	271,452
Units Issued	22,238	141	733
Units Redeemed	(324)	(4,339)	(38,367)
Accumulation Units outstanding at end of period	28,352	55,554	233,818

	2020
			Invesco V.I.
	Invesco V.I.	Invesco V.I.	Global Strategic
	Global	Global Fund	Income Fund
	Core Equity	- Series I	- Series I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$2,147	$(424)	$25,015
Net realized gains (losses)	2,339	31,019	(5,052)
Change in unrealized gains (losses)	53,017	30,079	(11,969)
Increase (decrease) in net assets from operations	57,503	60,674	7,994
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(4,995)	(42,683)	(56,983)
Policy Maintenance Charge	(4,167)	(1,875)	(4,941)
Transfers among the sub-accounts and with the Fixed Account - net	(883)	(9,009)	11,597
Increase (decrease) in net assets from policy transactions	(10,045)	(53,567)	(50,327)
INCREASE (DECREASE) IN NET ASSETS	47,458	7,107	(42,333)
NET ASSETS AT BEGINNING OF PERIOD	481,677	233,638	580,107
NET ASSETS AT END OF PERIOD	$529,135	$240,745	$537,774
Accumulation Units outstanding at beginning of period	32,795	7,884	24,581
Units Issued	17	26	393
Units Redeemed	(709)	(1,488)	(2,737)
Accumulation Units outstanding at end of period	32,103	6,422	22,237

See notes to financial statements.

33

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Invesco V.I.
	Government	Invesco V.I.
	Money Market	Government	Invesco V.I.
	Fund Series I	Securities	High Yield
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(10,129)	$18,294	$26,275
Net realized gains (losses)	—	849	(4,457)
Change in unrealized gains (losses)	—	46,935	(12,325)
Increase (decrease) in net assets from operations	(10,129)	66,078	9,493
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(135,870)	(124,882)	(49,169)
Policy Maintenance Charge	(14,893)	(11,446)	(4,949)
Transfers among the sub-accounts and with the Fixed Account - net	14,946	6,530	(957)
Increase (decrease) in net assets from policy transactions	(135,817)	(129,798)	(55,075)
INCREASE (DECREASE) IN NET ASSETS	(145,946)	(63,720)	(45,582)
NET ASSETS AT BEGINNING OF PERIOD	1,769,478	1,286,172	589,355
NET ASSETS AT END OF PERIOD	$1,623,532	$1,222,452	$543,773
Accumulation Units outstanding at beginning of period	157,136	66,929	35,402
Units Issued	1,989	519	12
Units Redeemed	(13,326)	(7,098)	(2,917)
Accumulation Units outstanding at end of period	145,799	60,350	32,497

	2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	International	Main Street	Mid Cap
	Growth	Fund® - Series I	Growth
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$10,107	$2,729	$(666)
Net realized gains (losses)	31,285	63,710	27,646
Change in unrealized gains (losses)	43,407	(4,094)	(40,668)
Increase (decrease) in net assets from operations	84,799	62,345	(13,688)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(45,789)	(55,792)	—
Policy Maintenance Charge	(6,418)	(4,943)	(694)
Transfers among the sub-accounts and with the Fixed Account - net	9,882	(6,886)	(222,401)
Increase (decrease) in net assets from policy transactions	(42,325)	(67,621)	(223,095)
INCREASE (DECREASE) IN NET ASSETS	42,474	(5,276)	(236,783)
NET ASSETS AT BEGINNING OF PERIOD	738,009	559,550	236,783
NET ASSETS AT END OF PERIOD	$780,483	$554,274	$—
Accumulation Units outstanding at beginning of period	27,876	23,582	11,009
Units Issued	298	74	—
Units Redeemed	(2,168)	(2,969)	(11,009)
Accumulation Units outstanding at end of period	26,006	20,687	—

See notes to financial statements.

34

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Invesco V.I.	Invesco V.I.
	Main Street	Managed	Invesco V.I.
	Mid Cap	Volatility	S&P 500
	Fund - Series I	Fund Series I	Index Fund
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(577)	$9,610	$10,744
Net realized gains (losses)	64,115	14,282	119,846
Change in unrealized gains (losses)	(33,842)	(43,276)	98,994
Increase (decrease) in net assets from operations	29,696	(19,384)	229,584
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(32,560)	(2,057)	(66,374)
Policy Maintenance Charge	(3,521)	(6,612)	(12,404)
Transfers among the sub-accounts and with the Fixed Account - net	14,449	11,150	(8,470)
Increase (decrease) in net assets from policy transactions	(21,632)	2,481	(87,248)
INCREASE (DECREASE) IN NET ASSETS	8,064	(16,903)	142,336
NET ASSETS AT BEGINNING OF PERIOD	360,348	833,921	1,407,402
NET ASSETS AT END OF PERIOD	$368,412	$817,018	$1,549,738
Accumulation Units outstanding at beginning of period	10,695	26,149	51,254
Units Issued	589	432	42
Units Redeemed	(1,185)	(339)	(3,030)
Accumulation Units outstanding at end of period	10,099	26,242	48,266

	2020

		Invesco V.I.	MFS® VIT
	Invesco V.I.	Value	Growth Series
	Technology	Opportunities	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(1,713)	$(2,154)	$(11,123)
Net realized gains (losses)	29,041	(21,560)	155,571
Change in unrealized gains (losses)	44,944	27,249	181,381
Increase (decrease) in net assets from operations	72,272	3,535	325,829
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(13,343)	(74,170)	(165,382)
Policy Maintenance Charge	(1,742)	(3,674)	(10,801)
Transfers among the sub-accounts and with the Fixed Account - net	(6,468)	(8,227)	7,563
Increase (decrease) in net assets from policy transactions	(21,553)	(86,071)	(168,620)
INCREASE (DECREASE) IN NET ASSETS	50,719	(82,536)	157,209
NET ASSETS AT BEGINNING OF PERIOD	174,134	549,754	1,225,201
NET ASSETS AT END OF PERIOD	$224,853	$467,218	$1,382,410
Accumulation Units outstanding at beginning of period	4,885	25,038	22,849
Units Issued	—	—	1
Units Redeemed	(529)	(4,677)	(3,121)
Accumulation Units outstanding at end of period	4,356	20,361	19,729

See notes to financial statements.

35

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	MFS® VIT
	Investors	MFS® VIT New	MFS® VIT
	Trust Series	Discovery Series	Research Series
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(490)	$(433)	$(70)
Net realized gains (losses)	13,441	4,852	1,989
Change in unrealized gains (losses)	13,196	15,529	4,358
Increase (decrease) in net assets from operations	26,147	19,948	6,277
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(16,401)	—	—
Policy Maintenance Charge	(1,875)	(499)	(357)
Transfers among the sub-accounts and with the Fixed Account - net	2,938	(1)	(134)
Increase (decrease) in net assets from policy transactions	(15,338)	(500)	(491)
INCREASE (DECREASE) IN NET ASSETS	10,809	19,448	5,786
NET ASSETS AT BEGINNING OF PERIOD	214,982	45,139	40,830
NET ASSETS AT END OF PERIOD	$225,791	$64,587	$46,616
Accumulation Units outstanding at beginning of period	8,238	1,444	1,769
Units Issued	128	—	1
Units Redeemed	(699)	(15)	(22)
Accumulation Units outstanding at end of period	7,667	1,429	1,748

	2020
		Morgan Stanley
	MFS® VIT	VIF Core Plus	Morgan Stanley
	Utilities Series	Fixed Income	VIF Emerging
	Initial Class	Class I	Markets Class I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$2,198	$6,154	$570
Net realized gains (losses)	17,876	6,035	4,835
Change in unrealized gains (losses)	(14,405)	7,972	8,395
Increase (decrease) in net assets from operations	5,669	20,161	13,800
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(38,747)	(37,724)	(18,274)
Policy Maintenance Charge	(1,572)	(2,853)	(1,047)
Transfers among the sub-accounts and with the Fixed Account - net	(6,045)	(2,690)	(1,152)
Increase (decrease) in net assets from policy transactions	(46,364)	(43,267)	(20,473)
INCREASE (DECREASE) IN NET ASSETS	(40,695)	(23,106)	(6,673)
NET ASSETS AT BEGINNING OF PERIOD	208,090	317,164	121,692
NET ASSETS AT END OF PERIOD	$167,395	$294,058	$115,019
Accumulation Units outstanding at beginning of period	3,861	15,181	3,700
Units Issued	—	78	39
Units Redeemed	(901)	(2,084)	(655)
Accumulation Units outstanding at end of period	2,960	13,175	3,084

See notes to financial statements.

36

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Morgan Stanley		Morgan Stanley
	VIF Global	Morgan Stanley	VIF
	Strategist	VIF	U.S. Real
	Portfolio Class I	Growth Class I	Estate Class I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$4,776	$(50,869)	$3,272
Net realized gains (losses)	60,455	791,022	3,382
Change in unrealized gains (losses)	13,465	3,627,516	(45,364)
Increase (decrease) in net assets from operations	78,696	4,367,669	(38,710)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(44,780)	(301,603)	(26,519)
Policy Maintenance Charge	(7,258)	(52,063)	(1,579)
Transfers among the sub-accounts and with the Fixed Account - net	(4,634)	(80,986)	16,242
Increase (decrease) in net assets from policy transactions	(56,672)	(434,652)	(11,856)
INCREASE (DECREASE) IN NET ASSETS	22,024	3,933,017	(50,566)
NET ASSETS AT BEGINNING OF PERIOD	859,696	3,857,887	217,916
NET ASSETS AT END OF PERIOD	$881,720	$7,790,904	$167,350
Accumulation Units outstanding at beginning of period	48,257	86,245	4,586
Units Issued	122	22	634
Units Redeemed	(3,354)	(5,813)	(833)
Accumulation Units outstanding at end of period	45,025	80,454	4,387

	2020
	Morgan Stanley	Morgan Stanley	Putnam
	VIS Global	VIS	VT Global
	Infrastructure	Income Plus	Health Care
	Portfolio Class X	Portfolio Class X	Fund Class IB
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$3,233	$32,712	$(167)
Net realized gains (losses)	(370)	34,410	4,222
Change in unrealized gains (losses)	(12,936)	56,425	2,005
Increase (decrease) in net assets from operations	(10,073)	123,547	6,060
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	(12,544)	(59,484)	(1,562)
Policy Maintenance Charge	(3,782)	(11,064)	(383)
Transfers among the sub-accounts and with the Fixed Account - net	(404)	(3,206)	(301)
Increase (decrease) in net assets from policy transactions	(16,730)	(73,754)	(2,246)
INCREASE (DECREASE) IN NET ASSETS	(26,803)	49,793	3,814
NET ASSETS AT BEGINNING OF PERIOD	452,945	1,311,654	41,805
NET ASSETS AT END OF PERIOD	$426,142	$1,361,447	$45,619
Accumulation Units outstanding at beginning of period	12,066	44,909	1,200
Units Issued	—	146	—
Units Redeemed	(478)	(2,539)	(64)
Accumulation Units outstanding at end of period	11,588	42,516	1,136

See notes to financial statements.

37

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Putnam	Putnam	Putnam
	VT Growth	VT International	VT Large
	Opportunities	Equity	Cap Value
	Fund Class IB	Fund Class IB	Fund - Class IB
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(555)	$317	$1,405
Net realized gains (losses)	9,813	(1,268)	12,323
Change in unrealized gains (losses)	11,589	4,850	(4,173)
Increase (decrease) in net assets from operations	20,847	3,899	9,555
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations***	—	(6,500)	(3,024)
Policy Maintenance Charge	(493)	(339)	(1,585)
Transfers among the sub-accounts and with the Fixed Account - net	(11,960)	4,388	3,545
Increase (decrease) in net assets from policy transactions	(12,453)	(2,451)	(1,064)
INCREASE (DECREASE) IN NET ASSETS	8,394	1,448	8,491
NET ASSETS AT BEGINNING OF PERIOD	64,217	56,797	193,953
NET ASSETS AT END OF PERIOD	$72,611	$58,245	$202,444
Accumulation Units outstanding at beginning of period	1,765	3,021	4,899
Units Issued	—	134	130
Units Redeemed	(313)	(367)	(152)
Accumulation Units outstanding at end of period	1,452	2,788	4,877

2020

Putnam
VT Research
Fund Class IB
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(133)
Net realized gains (losses)	17,533
Change in unrealized gains (losses)	(7,920)
Increase (decrease) in net assets from operations	9,480
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—
Transfers for policy benefits and terminations***	(19,692)
Policy Maintenance Charge	(445)
Transfers among the sub-accounts and with the Fixed Account - net	(754)
Increase (decrease) in net assets from policy transactions	(20,891)
INCREASE (DECREASE) IN NET ASSETS	(11,411)
NET ASSETS AT BEGINNING OF PERIOD	67,760
NET ASSETS AT END OF PERIOD	$56,349
Accumulation Units outstanding at beginning of period	2,129
Units Issued	119
Units Redeemed	(758)
Accumulation Units outstanding at end of period	1,490

See notes to financial statements.

38

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholder of
Everlake Life Insurance Company
Northbrook, Illinois 60062
Opinion on the Financial Statements
We have audited the accompanying Consolidated Statements of Financial Position of Everlake Life Insurance Company and subsidiaries (formerly Allstate Life Insurance Company and subsidiaries) (the “Company”) as of December 31, 2021 and 2020, and the related Consolidated Statements of Operations and Comprehensive Income, Shareholder’s Equity, and Cash Flows for each of the three years in the period ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”).
In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I-Summary of Investments Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.
Emphasis of a Matter

As discussed in Note 1 to the consolidated financial statements, the Company was acquired by Everlake US Holdings Company, an affiliate of an investment fund managed by Blackstone Inc., on November 1, 2021. The Company did not elect to apply pushdown accounting in these financial statements upon change in control.

Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.
Reserve for Life-Contingent Contract Benefits and Premium Deficiency Reserve for Life-Contingent Immediate Annuities – Refer to Notes 2 and 9 to the Financial Statements
Critical Audit Matter Description
As of December 31, 2021, the reserve for life-contingent contract benefits for life-contingent immediate annuities was $6.6 billion. Due to the long-term nature of life-contingent immediate annuities, benefits are payable over many years. The Company establishes reserves as the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Long-term actuarial assumptions, such as future investment yields and mortality, are used when establishing the reserve. These assumptions are established at the time the contract is issued and are generally not changed during the life of the contract. The Company periodically performs a gross premium valuation (“GPV”) analysis to review the adequacy of reserves using actual experience and current assumptions. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized deferred acquisition costs (“DAC”) balance would be expensed to the extent not recoverable, and the establishment of a premium deficiency reserve may be required for any remaining deficiency. During the year-ended December 31, 2021, lower investment yield assumptions resulted in a premium deficiency. The deficiency was recognized as an increase in the reserve for life-contingent contract benefits and life contract benefits of $174 million. The previous assumptions used to establish reserves were updated to reflect current assumptions and the primary change was lower investment yield assumptions.
Given the subjectivity involved in selecting the current assumptions for projected investment yields and mortality, the sensitivity of the estimate to these assumptions, and the establishment of a premium deficiency reserve, the related audit effort to evaluate the reserve for life-contingent contract benefits, the GPV, and the resulting premium deficiency reserve for life-contingent immediate annuities required a high degree of auditor judgment and an increased extent of effort, including involvement of our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our principal audit procedures related to the reserve for life-contingent contract benefits and the premium deficiency reserve, including the GPV for life-contingent immediate annuities, included the following:
•We tested the design and implementation of controls over management’s reserve for life-contingent contract benefits, premium deficiency reserve, and GPV including those over the Company’s selection of assumptions.
•With the assistance of our actuarial specialists, we evaluated the reasonableness of assumptions and their incorporation into the projection model used by the Company to perform its analysis by:
•Testing the underlying data that served as the basis for the assumptions setting and the underlying data used in the projection model to ensure the inputs were complete and accurate
•Comparing mortality assumptions selected to actual historical experience
•Comparing projected investment yields selected to historical portfolio returns, evaluating for consistency with current investment portfolio yields and the Company’s current portfolio repositioning and reinvestment strategy, and comparing to independently obtained market data
•With the assistance of our actuarial specialists, we independently calculated the GPV reserves from the Company’s projection model for a sample of contracts and compared our estimates to management’s estimates.
•With the assistance of our actuarial specialists, we evaluated the reasonableness of the total gross premium valuation reserve at the date the premium deficiency was determined by the Company and at year-end based on known changes to policies in force and current investment yield assumptions.
•We agreed the recorded premium deficiency reserve amount to the Company’s GPV analysis.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 29, 2022

We have served as the Company’s auditor since 2001.

EVERLAKE LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

($ in millions)	Year Ended December 31,
	2021	2020	2019
Revenues
Premiums (net of reinsurance ceded of $121, $94 and $139)	$674	$618	$677
Contract charges (net of reinsurance ceded of $140, $177 and $180)	743	675	682
Other revenue	17	34	42
Net investment income	1,786	1,242	1,411
Net gains and losses on investments and derivatives	624	266	341
Total revenues	3,844	2,835	3,153

Costs and expenses
Contract benefits (net of reinsurance ceded of $271, $176 and $187)	1,719	1,729	1,481
Interest credited to contractholder funds (net of reinsurance ceded of $45, $44 and $40)	435	579	585
Amortization of deferred policy acquisition costs	150	147	180
Operating costs and expenses	219	229	249
Cost of reinsurance amortization and other reinsurance related expenses	79	—	—
Restructuring and related charges	3	5	1
Interest expense	4	7	5
Total costs and expenses	2,609	2,696	2,501

(Loss) gain on disposition of operations	(1,070)	4	6

Income from operations before income tax expense	165	143	658

Income tax expense	330	7	128

Net (loss) income	(165)	136	530

Other comprehensive (loss) income, after-tax
Change in unrealized net capital gains and losses	(787)	282	679
Change in unrealized foreign currency translation adjustments	3	10	(17)
Other comprehensive (loss) income, after-tax	(784)	292	662

Comprehensive (loss) income	$(949)	$428	$1,192

See notes to consolidated financial statements.

EVERLAKE LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions, except par value data)	December 31,
	2021	2020
Assets
Investments
Fixed income securities, at fair value (amortized cost, net $17,307 and $21,522)	$17,937	$23,907
Mortgage loans, net	2,951	3,359
Equity securities, at fair value (cost $11 and $1,107)	11	1,536
Limited partnership interests	1,348	3,065
Short-term, at fair value (amortized cost $1,035 and $974)	1,035	974
Policy loans	525	582
Other, net	1,382	1,375
Total investments	25,189	34,798
Cash	217	36
Deferred policy acquisition costs	1,112	973
Reinsurance recoverable from non-affiliates	1,708	1,989
Reinsurance recoverable from affiliate	4,937	—
Deferred cost of reinsurance	1,291	—
Accrued investment income	155	231
Other assets, net	170	714
Separate Accounts	3,021	3,294
Total assets	$37,800	$42,035
Liabilities
Contractholder funds	$13,394	$16,481
Reserve for life-contingent contract benefits	9,119	11,800
Funds withheld payable to affiliate	5,630	—
Unearned premiums	2	3
Payable to affiliates, net	29	33
Other liabilities and accrued expenses	386	1,007
Deferred income taxes	793	956
Notes due to related parties	—	214
Separate Accounts	3,021	3,294
Total liabilities	32,374	33,788
Commitments and Contingent Liabilities (Notes 8 and 12)
Shareholder’s Equity
Redeemable preferred stock - series A, $100 par value, 1,500,000 shares authorized, none issued	—	—
Redeemable preferred stock - series B, $100 par value, 1,500,000 shares authorized, none issued	—	—
Common stock, $227 par value, 23,800 shares authorized and outstanding	5	5
Additional capital paid-in	2,100	2,083
Retained income	2,898	4,952
Accumulated other comprehensive income:
Unrealized net capital gains and losses on fixed income securities with credit losses	—	—
Other unrealized net capital gains and losses	498	1,882
Unrealized adjustment to DAC, deferred sales inducements and insurance reserves	(81)	(678)
Total unrealized net capital gains and losses	417	1,204
Unrealized foreign currency translation adjustments	6	3
Total accumulated other comprehensive income (“AOCI”)	423	1,207
Total shareholder’s equity	5,426	8,247
Total liabilities and shareholder’s equity	$37,800	$42,035

See notes to consolidated financial statements.

EVERLAKE LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

($ in millions)	Year Ended December 31,
	2021	2020	2019

Common stock	$5	$5	$5

Additional capital paid-in
Balance, beginning of year	2,083	2,024	2,024
Capital contribution into Allstate Life Insurance Company of New York (“ALNY”) prior to sale	660	—	—
Disposition of ALNY	(660)	—	—
Gain on reinsurance with an affiliate	2	59	—
Contribution of Everlake Assurance Company	15	—	—
Balance, end of year	2,100	2,083	2,024

Retained income
Balance, beginning of year	4,952	4,865	4,410
Net (loss) income	(165)	136	530
Dividends	(1,992)	—	(75)
Deferred taxes charged to equity	(46)	—	—
Losses on reinsurance with affiliates	(35)	—	—
Gain on investment transactions between affiliates	184	—	—
Cumulative effect of change in accounting principle	—	(49)	—
Balance, end of year	2,898	4,952	4,865

Accumulated other comprehensive income
Balance, beginning of year	1,207	915	253
Change in unrealized net capital gains and losses	(787)	282	679
Change in unrealized foreign currency translation adjustments	3	10	(17)
Cumulative effect of change in accounting principle	—	—	—
Balance, end of year	423	1,207	915

Total shareholder’s equity	$5,426	$8,247	$7,809

See notes to consolidated financial statements.

EVERLAKE LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)	Year Ended December 31,
	2021	2020	2019
Cash flows from operating activities
Net (loss) income	$(165)	$136	$530
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and other non-cash items	(32)	(51)	(60)
Net gains and losses on investments and derivatives	(624)	(266)	(341)
Loss (gain) on disposition of operations	1,070	(4)	(6)
Interest credited to contractholder funds	435	579	585
Changes in:
Policy benefits and other insurance reserves	(452)	(430)	(610)
Deferred policy acquisition costs	62	96	125
Reinsurance recoverables, net	(198)	90	66
Income taxes	61	(86)	8
Other operating assets and liabilities	(279)	245	69
Net cash (used in) provided by operating activities	(122)	309	366
Cash flows from investing activities
Proceeds from sales
Fixed income securities	6,841	3,370	3,800
Equity securities	1,298	1,591	984
Limited partnership interests	411	336	354
Mortgage loans	—	212	—
Other investments	246	58	61
Investment collections
Fixed income securities	1,718	1,333	1,355
Mortgage loans	711	550	537
Other investments	116	50	76
Investment purchases
Fixed income securities	(6,694)	(5,335)	(4,406)
Equity securities	(582)	(1,431)	(844)
Limited partnership interests	(255)	(375)	(398)
Mortgage loans	(825)	(112)	(532)
Other investments	(1,169)	(45)	(103)
Change in short-term investments, net	(423)	25	(343)
Change in policy loans and other investments, net	1,032	54	(63)
Sale of ALNY	(480)	—	—
Net cash provided by investing activities	1,945	281	478
Cash flows from financing activities
Contractholder fund deposits	860	753	747
Contractholder fund withdrawals	(1,273)	(1,373)	(1,599)
Proceeds from issuance of notes to related parties	—	—	215
Repayment of notes to related parties	(222)	—	(141)
Dividends paid	(1,619)	—	(75)
Capital contribution into ALNY prior to sale	660	—	—
Other	(48)	23	—
Net cash used in financing activities	(1,642)	(597)	(853)
Net increase (decrease) in cash	181	(7)	(9)
Cash at beginning of year	36	43	52
Cash at end of year	$217	$36	$43

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. General
Basis of presentation
The accompanying consolidated financial statements include the accounts of Everlake Life Insurance Company (“ELIC”, formerly known as Allstate Life Insurance Company), and its wholly owned subsidiaries (collectively referred to as the “Company”). ELIC is wholly owned by Everlake US Holdings Company, which is wholly owned by Everlake US Parent Company, a wholly owned subsidiary of Everlake Holdings, LP. These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). All significant intercompany accounts and transactions have been eliminated.
Prior to November 1, 2021, the Company was wholly owned by Allstate Insurance Company (“AIC”), which is ultimately a wholly owned subsidiary of The Allstate Corporation (the “Corporation”).
On January 26, 2021, Allstate Insurance Company entered into a purchase agreement with Everlake US Holdings Company (formerly Antelope US Holdings Company), an affiliate of an investment fund managed by Blackstone Inc. to sell the Company and certain affiliates. The necessary state regulatory approvals were received on October 29, 2021 and the sale of the Company and certain affiliates was completed on November 1, 2021, at which time Everlake US Holdings Company became the parent of the Company. Subsequently, the Company was renamed to Everlake Life Insurance Company. The Company did not elect the option to apply pushdown accounting in these financial statements upon change in control.
On November 1, 2021, Everlake US Holdings Company contributed all the issued and outstanding common stock of Everlake Assurance Company (“EAC”, formerly known as Allstate Assurance Company) to the Company.
On March 29, 2021, the Company entered into a stock purchase agreement with Wilton Reassurance Company to sell all of the shares of common stock of Allstate Life Insurance Company of New York (“ALNY”), a wholly owned subsidiary of the Company. This transaction resulted in the Company’s divestiture of all of its New York life and annuity business. The necessary state regulatory approvals were received and the sale of ALNY was completed on October 1, 2021. See Note 3 for further detail.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.
The Company operates as a single segment entity based on the manner in which the chief operating decision maker uses financial information to evaluate business performance and to determine the allocation of resources.
Nature of operations
The Company previously offered traditional, interest-sensitive and variable life insurance. The Company distributed its products through Allstate exclusive agents and exclusive financial specialists. The Company discontinued sales of life insurance products during third quarter 2021. The Company also sold voluntary accident and health insurance through workplace enrolling independent agents and benefits brokers in New York prior to the sale of ALNY on October 1, 2021. The Company previously offered and continues to have in force fixed annuities such as deferred and immediate annuities. The Company also previously offered variable annuities and substantially all of this business is reinsured.
The following table summarizes premiums and contract charges by product.

($ in millions)	2021	2020	2019
Premiums
Traditional life insurance	$608	$531	$557
Accident and health insurance	66	87	120
Total premiums	674	618	677

Contract charges
Interest-sensitive life insurance	735	665	669
Fixed annuities	8	10	13
Total contract charges	743	675	682
Total premiums and contract charges	$1,417	$1,293	$1,359
The Company operates in the U.S. (49 states and the District of Columbia). Prior to the ALNY sale, the Company also operated in New York. For 2021, the top geographic locations for direct statutory premiums and annuity considerations were California, Texas, Florida and Illinois. No other jurisdiction accounted for more than 5% of direct statutory premiums and annuity considerations.

2. Summary of Significant Accounting Policies
Investments
Fixed income securities include bonds, asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). MBS includes residential and commercial mortgage-backed securities. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available-for-sale (“AFS”) and are carried at fair value. The difference between amortized cost, net of credit loss allowances (“amortized cost, net”) and fair value, net of deferred income taxes and related deferred policy acquisition costs (“DAC”), deferred sales inducement costs (“DSI”) and reserves for life-contingent contract benefits, is reflected as a component of AOCI. The Company excludes accrued interest receivable from the amortized cost basis of its AFS fixed income securities. Cash received from calls and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Consolidated Statements of Cash Flows.
Mortgage loans and loans reported in other investments (directly originated corporate loans, aviation loans, bank loans and agent loans) are carried at amortized cost, net, which represent the amount expected to be collected. The Company excludes accrued interest receivable from the amortized cost basis of its mortgage, directly originated corporate, aviation, bank and agent loans. Credit loss allowances are estimates of expected credit losses, established for loans upon origination or purchase, and are established considering all relevant information available, including past events, current conditions, and reasonable and supportable forecasts over the life of the loans. Loans are evaluated on a pooled basis when they share similar risk characteristics; otherwise, they are evaluated individually.
Equity securities primarily include common stocks, exchange traded and mutual funds, non-redeemable preferred stocks and real estate investment trust equity investments. Certain exchange traded and mutual funds have fixed income securities as their underlying investments. Equity securities are carried at fair value. Equity securities without readily determinable or estimable fair values are measured using the measurement alternative, which is cost less impairment, if any, and adjustments resulting from observable price changes in orderly transactions for the identical or similar investment of the same issuer.
Investments in limited partnership interests are primarily accounted for in accordance with the equity method of accounting (“EMA”) and include interests in private equity funds, real estate funds and other funds. Investments in limited partnership interests purchased prior to January 1, 2018, where the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies, are accounted for at fair value primarily utilizing the net asset value (“NAV”) as a practical expedient to determine fair value.
Short-term investments, including money market funds, commercial paper, U.S. Treasury bills and other short-term investments, are carried at fair value. Policy loans are carried at unpaid principal balances.
Other investments primarily consist of directly originated corporate loans, aviation loans, bank loans, real estate, agent loans and derivatives. Directly originated corporate loans are primarily direct lending to U.S. private companies through (i) first lien senior secured and unitranche loans and (ii) second lien, unsecured, subordinated or mezzanine loans and structured credit. Aviation loans are loans issued to airlines or aircraft lessors and are secured by aircraft. Bank loans are primarily senior secured corporate loans. Real estate is carried at cost less accumulated depreciation. Agent loans are loans issued to exclusive Allstate agents. Derivatives are carried at fair value.
Investment income primarily consists of interest, dividends, income from limited partnership interests, rental income from real estate, and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for ABS and MBS is determined considering estimated pay-downs, including prepayments, obtained from third-party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For ABS and MBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is generally recalculated on a prospective basis. Net investment income for AFS fixed income securities includes the impact of accreting the credit loss allowance for the time value of money. Accrual of income is suspended for fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans, directly originated corporate loans, aviation loans, bank loans and agent loans that are in default or when full and timely collection of principal and interest payments is not probable. Accrued income receivable is monitored for recoverability and when not expected to be collected is written off through net investment income. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of amortized cost. Income from limited partnership interests carried at fair value is recognized based upon the changes in fair value of the investee’s equity primarily determined using NAV. Income from EMA limited partnership interests is recognized based on the Company’s share of the partnerships’ earnings. Income from EMA limited partnership interests is generally recognized on a three month delay due to the availability of the related financial statements from investees.

Net gains and losses on investments and derivatives include gains and losses on investment sales, changes in the credit loss allowances related to fixed income securities, mortgage loans, directly originated corporate loans, aviation loans, bank loans and agent loans, impairments, valuation changes of equity investments, including equity securities and certain limited partnerships where the underlying assets are predominately public equity securities, and periodic changes in fair value and settlements of certain derivatives including hedge ineffectiveness. Net gains and losses on investment sales are determined on a specific identification basis and are net of credit losses already recognized through an allowance.
Derivative and embedded derivative financial instruments
Derivative financial instruments include interest rate swaps, credit default swaps, futures (interest rate and equity), options (including swaptions), interest rate caps, warrants, foreign currency swaps, foreign currency forwards, total return swaps and certain investment risk transfer reinsurance agreements. Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments (“subject to bifurcation”) are embedded in equity-indexed life and annuity contracts, reinsured variable annuity contracts, and a funds withheld reinsurance agreement.
All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in life and annuity product contracts and subject to bifurcation is reported in contract benefits or interest credited to contractholder funds. Cash flows from embedded derivatives subject to bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks, respectively, within the Consolidated Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Consolidated Statements of Cash Flows.
When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk for fair value hedges. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess the effectiveness of the hedging instrument in offsetting the exposure to changes in the hedged item’s fair value attributable to the hedged risk. For a cash flow hedge, this documentation includes the exposure to changes in the variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk.
Fair value hedges The change in fair value of hedging instruments used in fair value hedges of investment assets or a portion thereof is reported in net investment income, together with the change in fair value of the hedged items. The change in fair value of hedging instruments used in fair value hedges of contractholder funds liabilities or a portion thereof is reported in interest credited to contractholder funds, together with the change in fair value of the hedged items. Accrued periodic settlements on swaps are reported together with the changes in fair value of the related swaps in net investment income or interest credited to contractholder funds. The amortized cost, net for fixed income securities, the carrying value for mortgage loans or the carrying value of a designated hedged liability is adjusted for the change in fair value of the hedged risk.
Cash flow hedges For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives are reported in AOCI. Amounts are reclassified to net investment income or net gains and losses on investments and derivatives as the hedged or forecasted transaction affects income. Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in AOCI for a hedged transaction is the cumulative gain or loss on the derivative instrument from inception of the hedge less gains or losses previously reclassified from AOCI into income. If the Company expects at any time that the loss reported in AOCI would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in net gains and losses on investments and derivatives. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in AOCI is reclassified and reported together with the impairment loss or recognition of the obligation.
Termination of hedge accounting If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable or the hedged asset has a credit loss), the Company may terminate the derivative position. The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances. If the derivative instrument is not terminated when a fair value hedge is no longer effective, the future gains and losses recognized on the derivative are reported in net gains and losses on investments and derivatives. When a fair value hedge is no longer effective, is redesignated as non-hedge or when the derivative has been terminated, the fair value gain or loss on the hedged asset, liability or portion thereof previously recognized in income while the hedge was in place and used to adjust the amortized cost, net of hedged fixed income securities or mortgage loans or carrying value of a hedged liability, is amortized over the remaining life of the hedged asset, liability or portion thereof, and reflected in net investment income or interest credited to contractholder funds beginning in the period that hedge accounting is no longer applied.
When a derivative instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from AOCI to income as the hedged risk impacts income. If the derivative instrument is not terminated when a cash flow hedge is no longer effective, future gains and losses recognized on the derivative are reported in net gains and losses on investments and derivatives. When a derivative instrument used in a cash flow hedge of a forecasted transaction is terminated because it is probable the forecasted transaction will not occur, the gain or loss recognized on the derivative is immediately reclassified from AOCI to net gains and losses on investments and derivatives in the period that hedge accounting is no longer applied.
Non-hedge derivative financial instruments For derivatives for which hedge accounting is not applied, the income statement effects, including fair value gains and losses and accrued periodic settlements, are reported either in net gains and losses on investments and derivatives or in a single line item together with the results of the associated asset or liability for which risks are being managed.
Securities loaned
The Company’s business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions can be reinvested in short-term investments or fixed income securities. These transactions are short-term in nature, usually 30 days or less.
The Company receives cash collateral for securities loaned in an amount generally equal to 102% and 105% of the fair value of domestic and foreign securities, respectively, and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to repossess the securities loaned on short notice.
Recognition of premium revenues and contract charges, and related benefits and interest credited
Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Voluntary accident and health insurance products are expected to remain in force for an extended period and therefore are primarily classified as long-duration contracts. Premiums from these products are recognized as revenue when due from policyholders and recorded as a receivable, net of any credit loss allowance for uncollectible premiums. Benefits are reflected in contract benefits and recognized over the life of the policy in relation to premiums.
Immediate annuities with life contingencies, including certain structured settlement annuities, provide benefits over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits are recognized in relation to premiums with the establishment of a reserve. The change in reserve over time is recorded in contract benefits and primarily relates to accumulation at the discount rate and annuitant mortality. Profits from these policies come primarily from investment income, which is recognized over the life of the contract.
Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.
Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.
Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life and annuities are generally based on a specified interest rate index or an equity index, such as the Standard & Poor’s 500 Index (“S&P 500”). Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.
Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. Substantially all of the Company’s variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.
Other revenue
Other revenue represents gross dealer concessions received in connection with sales of non-proprietary products by Allstate exclusive agents and exclusive financial specialists. Other revenue is recognized when performance obligations are fulfilled.
Deferred policy acquisition and sales inducement costs
Costs that are related directly to the successful acquisition of new or renewal life insurance policies and investment contracts are deferred and recorded as DAC. These costs are principally agent and broker remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on fixed annuity and interest-sensitive life contracts. These sales inducements are primarily in the form of additional credits to the customer’s account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses. Amortization of DAC is included in amortization of deferred policy acquisition costs and is described in more detail below. DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds.
For traditional life and voluntary accident and health insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies. The Company periodically reviews the recoverability of DAC using actual experience and current assumptions. Traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance products are reviewed individually. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required for any remaining deficiency.
For interest-sensitive life insurance and fixed annuities, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life and 5-10 years for fixed annuities. The rate of DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the consolidated financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.
AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and net gains and losses on investments and derivatives less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. For products whose supporting investments are exposed to capital losses in excess of the Company’s expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses.

The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life and fixed annuity contracts using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC or DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.
The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized. The adjustments are recorded net of tax in AOCI. DAC, DSI and deferred income taxes determined on unrealized capital gains and losses and reported in AOCI recognize the impact on shareholder’s equity consistently with the amounts that would be recognized in the income statement on net gains and losses on investments and derivatives.
Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life and investment contracts, the EGP of the replacement contracts are treated as a revision to the EGP of the replaced contracts in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions. Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred. Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.
The costs assigned to the right to receive future cash flows from certain business purchased from other insurers are also classified as DAC in the Consolidated Statements of Financial Position. The costs capitalized represent the present value of future profits expected to be earned over the lives of the contracts acquired. These costs are amortized as profits emerge over the lives of the acquired business and are periodically evaluated for recoverability. The present value of future profits was $1 million and $3 million as of December 31, 2021 and 2020, respectively. Amortization expense of the present value of future profits was $917 thousand, $508 thousand and $357 thousand in 2021, 2020 and 2019, respectively. $766 thousand of present value of future profits related to reinsurance agreements with former affiliate American Heritage Life Insurance Company (“AHL”) was removed in connection with the recapture on November 1, 2021 (see Note 5).
Reinsurance
In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance reserves and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance reserves are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company’s primary liability under the policies written. Therefore, the Company evaluates reinsurer counterparty credit risk and records reinsurance recoverables net of credit loss allowances. The Company assesses counterparty credit risk for individual reinsurers separately when more relevant or on a pooled basis when shared risk characteristics exist. The evaluation considers the credit quality of the reinsurer and the period over which the recoverable balances are expected to be collected. The Company considers factors including past events, current conditions and reasonable and supportable forecasts in the development of the estimate of credit loss allowances.
The Company uses a probability of default and loss given default model developed independently of the Company to estimate current expected credit losses. The model utilizes factors including historical industry factors based on the probability of liquidation, and incorporates current loss given default factors reflective of the industry.
The Company monitors the credit ratings of reinsurer counterparties and evaluates the circumstances surrounding credit rating changes as inputs into its credit loss assessments. Uncollectible reinsurance recoverable balances are written off against the allowances when there is no reasonable expectation of recovery. The changes in the allowance are reported in contract benefits.
Deferred cost of reinsurance is amortized into income using the estimated average remaining lives for the respective product group.

For business ceded on a funds withheld basis, a separate investment portfolio is maintained with the investments supporting the ceded statutory reserves. A funds withheld payable is recorded in liabilities for the portion qualifying as reinsurance accounting. The funds withheld balance is settled quarterly based on the change in statutory reserves and investment income results.
Income taxes
Income taxes are accounted for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial reporting and tax bases of assets and liabilities at the enacted tax rate expected to apply upon realization of the basis difference. Current income taxes are determined by applying the enacted tax law and tax rates to the results of operations. The principal assets and liabilities giving rise to such differences are insurance reserves, investments (including unrealized capital gains and losses), net operating loss carryforwards, intangible assets and DAC. Realization of deferred tax assets is assessed annually by applying a more likely than not realization standard. A deferred tax asset valuation allowance is established when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company only recognizes tax positions that meet a two-step recognition and measurement standard. The Company recognizes interest expense related to income tax matters in income tax expense and penalties in operating costs and expenses.
Reserve for life-contingent contract benefits
The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. The assumptions are established at the time the policy is issued and are generally not changed during the life of the policy. The Company periodically reviews the adequacy of reserves using actual experience and current assumptions. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required for any remaining deficiency. Traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance are reviewed individually. The Company also reviews these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later years. If this circumstance exists, the Company will accrue a liability, during the period of profits, to offset the losses at such time as the future losses are expected to commence using a method updated prospectively over time. To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in AOCI.
Contractholder funds
Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Contractholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.
Separate accounts
Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate accounts contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and net gains and losses on investments and derivatives of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Consolidated Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in consolidated cash flows.
Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Substantially all of the Company’s variable annuity business was reinsured beginning in 2006.
Measurement of credit losses
The Company carries an allowance for expected credit losses for all financial assets measured at amortized cost on the Consolidated Statements of Financial Position. The Company considers past events, current conditions and reasonable and supportable forecasts in estimating an allowance for credit losses. The Company also carries a credit loss allowance for fixed income securities where applicable and, when amortized cost is reported, it is net of credit loss allowances. For additional information, refer to the Investments or Reinsurance topics of this section.
The Company also estimates a credit loss allowance for commitments to fund loans unless they are unconditionally cancellable by the Company. The related allowance is reported in other liabilities and accrued expenses.
The Company’s allowance for credit losses is presented in the following table.

($ in millions)	December 31, 2021	December 31, 2020
Fixed income securities	$—	$1
Mortgage loans	27	59
Other investments
Directly originated corporate loans	6	—
Aviation loans	6	—
Bank loans	7	16
Agent loans	—	5
Investments	46	81
Reinsurance recoverables	15	15
Other assets	2	7
Assets	63	103
Commitments to fund loans	—	—
Liabilities	—	—
Total	$63	$103
Off-balance sheet financial instruments
Commitments to invest, commitments to purchase private placement securities, commitments to fund loans, financial guarantees and credit guarantees have off-balance sheet risk because their contractual amounts are not recorded in the Company’s Consolidated Statements of Financial Position (see Note 8 and Note 12).
Consolidation of variable interest entities (“VIEs”)
The Company consolidates VIEs when it is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and the obligation to absorb losses, or the right to receive benefits, that could potentially be significant to the VIE.
Adopted accounting standard
Simplifications to the Accounting for Income Taxes
Effective January 1, 2021, the Company adopted new Financial Accounting Standards Board (“FASB”) guidance which simplified the accounting for income taxes by eliminating certain exceptions and clarifying certain guidance. The adoption had an immaterial impact on the Company’s results of operations and financial position.
Pending accounting standard
Accounting for Long-Duration Insurance Contracts
In August 2018, the FASB issued guidance revising the accounting for certain long-duration insurance contracts. The new guidance introduces material changes to the measurement of the Company’s reserves for traditional life, life-contingent immediate annuities and certain voluntary accident and health insurance products.
Under the new guidance, measurement assumptions, including those for mortality, morbidity and policy terminations, will be required to be reviewed at least annually, and updated as appropriate. The effects of updating assumptions other than the discount rate are required to be measured on a retrospective basis and reported in net income. In addition, reserves under the new guidance are required to be discounted using an upper-medium grade fixed income instrument yield that is updated through other comprehensive income (“OCI”) at each reporting date. Current GAAP requires the measurement of reserves to utilize assumptions set at policy issuance unless updated current assumptions indicate that recorded reserves are deficient.
The new guidance also requires DAC and other capitalized balances currently amortized in proportion to premiums or gross profits to be amortized on a constant level basis over the expected term for all long-duration insurance contracts. DAC will not be subject to loss recognition testing but will be reduced when actual lapse experience exceeds expected experience. The new guidance will no longer require adjustments to DAC and DSI related to unrealized gains and losses on investment securities supporting the related business. All market risk benefit product features will be measured at fair value with changes in fair value recorded in net income with the exception of changes in the fair value attributable to changes in the reporting entity’s own credit risk, which are required to be recognized in OCI. Substantially all of the Company’s market risk benefits relate to variable annuities that are reinsured, and therefore these impacts are not expected to be material to the Company.
The new guidance is effective for financial statements issued for reporting periods beginning after December 15, 2022 and restatement of prior periods presented is required. The new guidance will be applied to affected contracts and DAC on the basis of existing carrying amounts at the earliest period presented or retrospectively using actual historical experience as of contract inception. The new guidance for market risk benefits is required to be adopted retrospectively.
The Company is evaluating the anticipated impacts of applying the new guidance to both retained income and AOCI. The requirements of the new guidance represent a material change from existing GAAP, however, the underlying economics of the business and related cash flows are unchanged. The Company anticipates the financial statement impact of adopting the new guidance to be material, largely attributed to the impact of transitioning to a discount rate based on an upper-medium grade fixed income investment yield. The Company expects the most significant impacts will occur in the annuity business. The revised accounting for DAC will be applied prospectively using the new model and any DAC effects existing in AOCI as a result of applying existing GAAP at the date of adoption will be eliminated.

3. Disposition
On March 29, 2021, the Company, Allstate Insurance Company, Allstate Insurance Holdings, LLC (“AIH”) and Allstate Financial Insurance Holding Corporation (“AFIHC”) entered into a Stock Purchase Agreement with Wilton Reassurance Company (“WRAC”) to sell all of the shares of common stock of ALNY, a wholly owned subsidiary of the Company, and Intramerica Life Insurance Company (“ILIC”), a wholly owned subsidiary of AFIHC. As of September 30, 2021, the necessary state regulatory approvals were received and the sale of ALNY was completed on October 1, 2021. Immediately before the consummation of the sale of ALNY, AIH invested $660 million in ALNY in exchange for shares of newly authorized common capital stock. WRAC paid $400 million in exchange for 100% of the shares of common capital stock of ALNY and ILIC, of which $207 million was allocated to the Company in consideration for its investment in ALNY. This transaction resulted in the Company’s divestiture of all of its New York life and annuity business. On November 1, 2021, ALNY was merged with and into Wilton Reassurance Life Company of New York (“WRNY”).
In 2021, the loss on disposition of ALNY was $1.08 billion, pre-tax, and reflects purchase price adjustments associated with certain pre-close transactions specified in the stock purchase agreement, changes in statutory capital and surplus prior to the closing dates and the closing date equity of ALNY determined under GAAP, excluding unrealized gains and losses on fixed income securities.
Pre-tax income related to ALNY, excluding the loss on disposition, was as follows:

	January 1, 2021 through September 30,	Year Ended December 31,	Year Ended December 31,
($ in millions)	2021	2020	2019
Income (loss) from operations before income taxes	$154	$(165)	$70

The major classes of assets and liabilities sold in the ALNY disposition were as follows:

	October 1,	December 31,
($ in millions)	2021	2020
Assets
Investments	$6,091	$6,314
Cash	27	11
Deferred policy acquisition costs	97	101
Reinsurance recoverables, net	255	223
Separate Accounts	285	287
Other assets	55	72
Total assets	$6,810	$7,008
Liabilities
Contractholder funds	$2,384	$2,465
Reserve for life-contingent contract benefits	2,644	2,698
Separate Accounts	285	287
Other liabilities	77	279
Total liabilities	$5,390	$5,729
4. Supplemental Cash Flow Information
Non-cash investing activities include $37 million, $5 million and $67 million related to mergers and exchanges completed with equity securities, fixed income securities and limited partnerships, and modifications of certain mortgage loans and other investments in 2021, 2020 and 2019, respectively. Non-cash investing activities in 2020 also include transfers of invested assets related to a coinsurance reinsurance agreement with EAC (see Note 5).
The Company paid non-cash dividends to AIC consisting of investments with fair values of $40 million and $333 million on April 1, 2021 and May 1, 2021, respectively.
On November 1, 2021, Everlake US Holdings Company contributed all the issued and outstanding common stock of EAC to the Company. This was a non-cash transaction resulting in a $15 million investment in subsidiary and $15 million of additional capital paid in.
The Company did not have any securities lending transactions as of December 31, 2021. Liabilities for collateral received in conjunction with the Company’s securities lending program were $331 million and $522 million as of December 31, 2020 and 2019, respectively, and are reported in other liabilities and accrued expenses. Obligations to return cash collateral for over-the-counter (“OTC”) and cleared derivatives were $3 million and $8 million as of December 31, 2020 and 2019, respectively, and are reported in other liabilities and accrued expenses or other investments.
The accompanying cash flows are included in cash flows from operating activities in the Consolidated Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in millions)	2020	2019
Net change in proceeds managed
Net change in fixed income securities	$—	$28
Net change in short-term investments	196	(33)
Operating cash flow provided (used)	196	(5)
Net change in cash	—	—
Net change in proceeds managed	$196	$(5)

Net change in liabilities
Liabilities for collateral, beginning of year	$(530)	$(525)
Liabilities for collateral, end of year	(334)	(530)
Operating cash flow (used) provided	$(196)	$5

5. Related Party Transactions
For periods prior to the acquisition on November 1, 2021:
Business operations
The Company used services performed by AIC and other affiliates, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shared the services of employees with AIC. The Company reimbursed its affiliates for the operating expenses incurred on behalf of the Company. The Company was charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs (see Note 16), allocated to the Company were $136 million, $191 million and $211 million in 2021, 2020 and 2019, respectively.
Agent loan sale and securitization
On December 22, 2016, ELIC’s subsidiary Allstate Finance Company, LLC (“AFC”) sold agent loans with a fair value of $419 million to affiliate Allstate Finance Company Agency Loans LLC (“AFCAL”) and AFCAL used the loans as collateral in the issuance of notes. On December 16, 2019, investors in the notes approved redemption of the original notes and AFCAL issued replacement notes at new terms. Concurrent with redemption, AFC sold agent loans with a fair value of $222 million to AFCAL, and AFCAL used the loans as collateral in the issuance of additional notes. Investors in the notes were as follows:

($ in millions)	December 31, 2020
Class A Notes, Due March 10, 2037 (1)
Allstate New Jersey Insurance Company	$101
AHL	62
First Colonial Insurance Company	9
Allstate Fire & Casualty Insurance Company	10
Allstate Property and Casualty Insurance Company	9
Allstate Indemnity Company	4
Esurance Insurance Company	7
North Light Specialty Insurance Company	4
Allstate Vehicle and Property Insurance Company	2
Allstate New Jersey Property and Casualty Insurance Company	2
Esurance Property and Casualty Insurance Company	4
Subtotal - Class A	214
Class B Deferrable Notes, Due March 10, 2037
Everlake Life Insurance Company	214
Class C Deferrable Notes, Due March 10, 2037
Everlake Life Insurance Company	168
Subordinated Notes, Due March 10, 2037
Everlake Life Insurance Company	45
Total	$641
_______________
(1)As of December 31, 2020, $74 million of these notes have an annual interest rate of 3.16% and $140 million have an annual interest rate of 3.36%.
AFCAL was a VIE established as a bankruptcy-remote entity whose assets were isolated from those of ELIC and were not available to ELIC’s creditors. ELIC was the primary beneficiary since ELIC had control over the significant activities of AFCAL, the obligation to absorb significant losses and the rights to residual returns. Therefore, AFCAL was included in ELIC’s consolidated financial statements. Transactions between ELIC, AFC and AFCAL were eliminated in consolidation. The Company’s Consolidated Statements of Financial Position included $568 million of agent loans, zero cash and $214 million of notes due to related parties as of December 31, 2020.
The Company incurred interest expense related to these notes of $7 million in 2020 and $5 million in 2019.
On August 16, 2021, ELIC agreed to allow AFCAL to redeem all the outstanding notes at fair value. AFCAL was dissolved on September 22, 2021.

Reinsurance
The Company has coinsurance reinsurance agreements with its unconsolidated affiliate AHL whereby the Company assumes certain interest-sensitive life insurance, fixed annuity contracts and accident and health insurance policies. The majority of these agreements were recaptured and terminated on November 1, 2021. In connection with the recaptures, the Company recorded reductions in the following line items: invested assets of $171 million, cash of $16 million, DAC of $31 million, contractholder funds of $146 million, and reserve for life-contingent contract benefits of $49 million. The $24 million loss on the transaction was recorded as an decrease to retained income since the transaction was between entities under common control.
Effective December 1, 2020, ELIC entered into a coinsurance reinsurance agreement with EAC to assume all of EAC’s term and interest-sensitive life insurance policies, and to recapture certain interest-sensitive life insurance policies previously ceded to EAC. In connection with the agreement, the Company recorded invested assets of $534 million, DAC of $245 million, reserve for life-contingent contract benefits of $118 million, contractholder funds of $256 million and reduced reinsurance recoverables by $397 million. The $59 million gain on the transaction was recorded as an increase to additional capital paid-in since the transaction was between entities under common control.
ELIC enters into certain intercompany reinsurance transactions with its wholly owned subsidiaries. ELIC enters into these transactions in order to maintain underwriting control and spread risk among various legal entities. These reinsurance agreements have been approved by the appropriate regulatory authorities. All significant intercompany transactions have been eliminated in consolidation.
Broker-Dealer agreement
The Company received distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agents and exclusive financial specialists. For these services, the Company incurred commission and other distribution expenses of $3 million in each year of 2021, 2020 and 2019. This agreement was terminated on November 1, 2021.
Structured settlement annuities
The Company previously issued structured settlement annuities, a type of immediate annuity, to fund structured settlements in matters involving AIC. In most cases, these annuities were issued under a “qualified assignment” whereby Everlake Assignment Company (formerly known as Allstate Assignment Company) and prior to July 1, 2001 Everlake Settlement Corporation (“ESC”, formerly known as Allstate Settlement Corporation), both wholly owned subsidiaries of ELIC, purchased annuities from ELIC and assumed AIC’s obligation to make future payments.
AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ESC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001. ESC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. ELIC guaranteed the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuities that are guaranteed by the surety bonds of AIC were $3.12 billion and $4.73 billion as of December 31, 2021 and 2020, respectively.
Income taxes
The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 13).
Surplus notes
On December 2, 2016, the Company purchased for cash a $40 million, 3.07% surplus note due December 2, 2036 that was issued by EAC. No payment of principal or interest was permitted on the surplus note without the written approval from the proper regulatory authority. The surplus note was classified as fixed income securities on the Consolidated Statements of Financial Position. The Company recorded investment income on this surplus note of $1 million in both 2020 and 2019. On December 1, 2020, with regulatory approval, EAC repaid the entire principal of this surplus note.
Liquidity and intercompany loan agreements
The Company was party to an Amended and Restated Intercompany Liquidity Agreement (“Liquidity Agreement”) with certain of its affiliates, which include, but are not limited to, AIC, EAC and the Corporation. The Liquidity Agreement allows for short-term advances of funds to be made between parties for liquidity and other general corporate purposes. The Liquidity Agreement does not establish a commitment to advance funds on the part of any party. The Company and AIC each served as a lender and borrower, EAC and certain other affiliates served only as borrowers, and the Corporation served only as a lender. The maximum amount of advances each party may make or receive is limited to $1 billion. Advances bear interest equal to or greater than the rate applicable to 30-day commercial paper issued by the Corporation on the date the advance is made with an adjustment on the first day of each month thereafter. The Company had no amounts outstanding under the Liquidity Agreement as of December 31, 2020. The Company was terminated from the Liquidity Agreement on November 1, 2021.
In addition to the Liquidity Agreement, the Company had an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company was at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2020. The Company was terminated from the intercompany loan agreement on November 1, 2021.
Road Bay Investments, LLC (“RBI”), a consolidated subsidiary of ELIC, had a Revolving Loan Credit Agreement (“Credit Agreement”) with AHL, according to which AHL agreed to extend revolving credit loans to RBI. As security for its obligations under the Credit Agreement, RBI entered into a Pledge and Security Agreement with AHL, according to which RBI agreed to grant a pledge of and security interest in RBI’s right, title, and interest in certain assets of RBI. The Company had no amounts outstanding under the Credit Agreement as of December 31, 2020. RBI was dividended to AIC on May 1, 2021, so is no longer a subsidiary of ELIC.
Capital support agreement
The Company had a capital support agreement with AIC. Under the terms of this agreement, AIC agreed to provide capital to maintain the amount of statutory capital and surplus necessary to maintain a company action level risk-based capital (“RBC”) ratio of at least 150%. AIC’s obligation to provide capital to the Company under the agreement was limited to an aggregate amount of $1 billion. In exchange for providing this capital, the Company paid AIC an annual commitment fee of 1% of the amount of the Capital and Surplus maximum that remained available on January 1 of such year. The Company or AIC had the right to terminate this agreement when: 1) the Company qualifies for a financial strength rating from S&P, Moody’s or A.M. Best, without giving weight to the existence of this agreement, that is the same or better than its rating with such support; 2) the Company’s RBC ratio was at least 300%; or 3) AIC no longer directly or indirectly owns at least 50% of the voting stock of the Company. During 2021 and 2020, no capital was provided by AIC under this agreement. The agreement was terminated on November 1, 2021.
External financing agreement
In January 2017, ELIC Reinsurance Company (“ELIC Re”, formerly known as ALIC Reinsurance Company), a wholly owned subsidiary of the Company, entered into a master transaction agreement with Bueller Financing LLC (“Bueller”), an external financing provider. In accordance with the agreement, Bueller issued a variable funding puttable note (“credit-linked note”) that is held in a trust. The credit-linked note can be put back to Bueller for cash in the event certain ELIC Re statutory reserves and capital are depleted. The balance of the credit-linked note will vary based on the statutory reserve balance with a maximum value of $1.75 billion. The impacts of the agreement are eliminated in consolidation and have no impact on the Consolidated Statements of Financial Position.
Dividends
The Company paid dividends of $392 million to AIC consisting of investments with fair values of $40 million and $333 million on April 1, 2021 and May 1, 2021, respectively, and cash of $19 million on June 30, 2021. The Company also paid a dividend of $1.25 billion in cash to AIC on November 1, 2021. The Company did not pay dividends in 2020 and paid $75 million to AIC in the form of cash in 2019.
For periods subsequent to the acquisition on November 1, 2021:
Business operations
Everlake Services Company, an affiliate of the Company, provides services and administrative activities to the Company. The Company reimburses Everlake Services Company for costs incurred in providing these services. The cost to the Company is determined by various allocation methods and is primarily related to the level of services provided. In 2021, the total costs allocated to the Company for these services totaled $41 million.
Reinsurance
On November 1, 2021, ELIC entered into a funds withheld reinsurance agreement with Everlake Reinsurance Limited (“ERL”), an affiliate of the Company, whereby ELIC ceded to ERL 35% of the majority of ELIC’s net in force policies. This includes life insurance, accident and health insurance, and fixed and immediate annuities. In consideration for ERL’s assumption of these liabilities, ELIC initially transferred assets of $7.4 billion, an amount based on the statutory liabilities of the ceded policies (net of other reinsurance), to a funds withheld portfolio. ELIC also paid ERL a ceding commission in cash and assets in the amount of $500 million. In connection with the agreement, the Company recorded reinsurance recoverables of $4.9 billion, funds withheld payable of $5.7 billion, and deferred cost of reinsurance asset of $1.3 billion. Reinsurance recoverables were not recorded for investment contracts, including fixed annuities and non-life contingent immediate annuities, that are subject to the agreement. The initial deposits for these investment contracts are included in the deferred cost of reinsurance on the Consolidated Statements of Financial Position. The deferred cost of reinsurance will be amortized into income using the estimated average remaining lives for the respective product group.
Investment management
On November 1, 2021, the Company and Blackstone ISG-1 Advisors LLC (“BIS”) entered in an Investment Management Agreement whereby BIS provides investment management services and advice. In 2021, the Company incurred investment expense for these services totaling $11 million.
Investment purchase
On November 8, 2021, the Company acquired equity interests in BXC DL (WH) Holdings, LLC, a direct lending warehouse facility, from Blackstone Treasury Holdings II L.L.C. for a purchase price in the amount of $231 million.
Affiliated variable interest entities
ELIC invested in a Blackstone managed direct lending securitization structure (“Azul”) in fourth quarter 2021. The directly originated corporate loans, which are senior secured loans with middle market private companies, were transferred to a dedicated special purpose vehicle and ELIC owns a vertical strip of rated notes and equity. The notes will use the underlying directly originated corporate loans as collateral. Azul is a VIE established as a bankruptcy-remote entity whose assets were isolated from those of ELIC and are not available to ELIC’s creditors. ELIC is the primary beneficiary since ELIC owns 100% of the investments and therefore substantially all of the activities of Azul are considered to be conducted on ELIC’s behalf. ELIC also has the obligation to absorb significant losses and the rights to residual returns. Therefore, Azul is consolidated by ELIC and is included in ELIC’s consolidated financial statements. Transactions between ELIC and Azul are eliminated in consolidation. The Company’s Consolidated Statements of Financial Position included $937 million of directly originated corporate loans (reported in other investments) and $32 million of cash as of December 31, 2021.
ELIC invested in a Blackstone managed aviation loan securitization structure (“Maybay”) in fourth quarter 2021. The aviation loans were transferred to a dedicated special purpose vehicle and ELIC owns a vertical strip of rated notes and equity. The notes will use the underlying aviation loans as collateral. Maybay is a VIE established as a bankruptcy-remote entity whose assets were isolated from those of ELIC and are not available to ELIC’s creditors. ELIC is the primary beneficiary since ELIC owns 100% of the investments and therefore substantially all of the activities of Maybay are considered to be conducted on ELIC’s behalf. ELIC also has the obligation to absorb significant losses and the rights to residual returns. Therefore, Maybay is consolidated by ELIC and is included in ELIC’s consolidated financial statements. Transactions between ELIC and Maybay are eliminated in consolidation. The Company’s Consolidated Statements of Financial Position included $197 million of aviation loans (reported in other investments) and $2 million of cash as of December 31, 2021.
ELIC invested in a Blackstone managed multi-tiered structure that includes three distribution centers with in-place triple net leases (“TNL”) in fourth quarter 2021. ELIC invested 66.67% of the debt and equity of the structure. TNL is a VIE. ELIC is not the primary beneficiary because it does not independently have the power to direct the activities of TNL and substantially all of the activities of TNL are not being conducted on behalf of ELIC. Therefore, TNL is not consolidated by ELIC. ELIC’s debt investment is reported as a fixed income security and the equity investment is reported as a limited partnership interest. The Company’s Consolidated Statements of Financial Position included $237 million of fixed income securities and $29 million of limited partnership interests as of December 31, 2021 related to the investment in TNL.
Income taxes
ELIC, ELIC Re, EAC, and Everlake Distributors, LLC are party to a Consolidated Federal Income Tax Agreement to provide for the allocation of consolidated federal income tax liability and the manner of computation of the amounts and times of payments (see Note 13).
Dividends
The Company paid dividends of $350 million in cash to Everlake US Holdings Company on November 1, 2021.

6. Investments
Portfolio composition
The composition of the investment portfolio is presented as follows:

	As of December 31,
($ in millions)	2021	2020
Fixed income securities, at fair value	$17,937	$23,907
Mortgage loans, net	2,951	3,359
Equity securities, at fair value	11	1,536
Limited partnership interests	1,348	3,065
Short-term investments, at fair value	1,035	974
Policy loans	525	582
Other, net	1,382	1,375
Total	$25,189	$34,798
Fair values
The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

($ in millions)	Amortized cost, net	Gross unrealized		Fair value
		Gains	Losses
December 31, 2021
U.S. government and agencies	$476	$18	$(8)	$486
Municipal	755	66	(4)	817
Corporate	14,095	656	(114)	14,637
Foreign government	11	1	—	12
ABS	1,193	17	(3)	1,207
MBS	777	2	(1)	778
Total fixed income securities	$17,307	$760	$(130)	$17,937

December 31, 2020
U.S. government and agencies	$1,060	$45	$—	$1,105
Municipal	1,650	357	—	2,007
Corporate	18,287	2,009	(40)	20,256
Foreign government	91	5	—	96
ABS	420	6	(2)	424
MBS	14	5	—	19
Total fixed income securities	$21,522	$2,427	$(42)	$23,907

Scheduled maturities
The scheduled maturities for fixed income securities are as follows:

($ in millions)	As of December 31, 2021
	Amortized cost, net	Fair value
Due in one year or less	$1,345	$1,360
Due after one year through five years	5,079	5,237
Due after five years through ten years	5,839	6,036
Due after ten years	3,079	3,323
	15,342	15,956
ABS and MBS	1,965	1,981
Total	$17,307	$17,937
Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. ABS and MBS are shown separately because of potential prepayment of principal prior to contractual maturity dates.

Net investment income
Net investment income for the years ended December 31 is as follows:

($ in millions)	2021	2020	2019
Fixed income securities	$831	$894	$963
Mortgage loans	149	184	190
Equity securities	18	19	29
Limited partnership interests	775	99	175
Short-term investments	1	6	31
Policy loans	30	31	34
Other	43	90	93
Investment income, before expense	1,847	1,323	1,515
Investment expense	(61)	(81)	(104)
Net investment income	$1,786	$1,242	$1,411
Net gains and losses on investments and derivatives
Net gains (losses) on investments and derivatives by asset type for the years ended December 31 are as follows:

($ in millions)	2021	2020	2019
Fixed income securities	$476	$54	$25
Mortgage loans	29	(45)	—
Equity securities	146	225	276
Directly originated corporate loans	(6)	—	—
Aviation loans	(6)	—	—
Limited partnership interests	9	38	43
Derivatives	(103)	5	11
Other	79	(11)	(14)
Net gains (losses) on investments and derivatives	$624	$266	$341
Net gains (losses) on investments and derivatives by transaction type for the years ended December 31 are as follows:

($ in millions)	2021	2020	2019
Sales	$552	$42	$54
Credit losses (1)	21	(47)	(21)
Valuation of equity investments (2)	154	266	297
Valuation and settlements of derivative instruments	(103)	5	11
Net gains (losses) on investments and derivatives	$624	$266	$341
_______________
(1)Due to the adoption of the measurement of credit losses on financial instruments accounting standard effective January 1, 2020, prior period other-than-temporary impairment write-downs are now presented as credit losses.
(2)Includes valuation of equity securities and certain limited partnership interests where the underlying assets are predominately public equity securities.
Gross realized gains (losses) on sales of fixed income securities for the years ended December 31 are as follows:

($ in millions)	2021	2020	2019
Gross realized gains	$489	$101	$65
Gross realized losses	(13)	(44)	(35)
The following table presents the net pre-tax appreciation (decline) recognized in net income of equity securities and limited partnership interests carried at fair value that are still held as of December 31, 2021 and 2020, respectively.

	For the years ended December 31,
($ in millions)	2021	2020
Equity securities	$1	$229
Limited partnership interests carried at fair value	—	100
Total	$1	$329

Credit losses recognized in net income (1) for the years ended December 31 are as follows:

($ in millions)	2021	2020	2019
Fixed income securities:
Corporate	$—	$—	$(2)
ABS	—	(1)	(1)
MBS	—	(2)	(2)
Total fixed income securities	—	(3)	(5)
Mortgage loans	27	(37)	—
Limited partnership interests	—	(4)	(2)
Other investments
Directly originated corporate loans	(6)	—	—
Aviation loans	(6)	—	—
Bank loans	6	(4)	(13)
Agent loans	—	—	(1)
Total credit losses by asset type	$21	$(48)	$(21)
Liabilities
Commitments to fund loans	—	1	—
Total	$21	$(47)	$(21)
_______________
(1)Due to the adoption of the measurement of credit losses on financial instruments accounting standard effective January 1, 2020, realized capital losses previously reported as other-than-temporary impairment write-downs are now presented as credit losses.

Unrealized net capital gains and losses
Unrealized net capital gains and losses included in AOCI are as follows:

($ in millions)	Fair value	Gross unrealized		Unrealized net gains (losses)
December 31, 2021		Gains	Losses
Fixed income securities	$17,937	$760	$(130)	$630
Short-term investments	1,035	—	—	—
EMA limited partnerships (1)				—
Unrealized net capital gains and losses, pre-tax				630
Amounts recognized for:
Insurance reserves (2)				(118)
DAC and DSI (3)				15
Amounts recognized				(103)
Deferred income taxes				(110)
Unrealized net capital gains and losses, after-tax				$417

December 31, 2020
Fixed income securities	$23,907	$2,427	$(42)	$2,385
Short-term investments	974	—	—	—
EMA limited partnerships				(2)
Unrealized net capital gains and losses, pre-tax				2,383
Amounts recognized for:
Insurance reserves				(496)
DAC and DSI				(363)
Amounts recognized				(859)
Deferred income taxes				(320)
Unrealized net capital gains and losses, after-tax				$1,204
____________
(1)Unrealized net capital gains and losses for limited partnership interests represent the Company’s share of EMA limited partnerships’ OCI. Fair value and gross unrealized gains and losses are not applicable.
(2)The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate fixed annuity).
(3)The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.
Change in unrealized net capital gains and losses
The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ in millions)	2021	2020	2019
Fixed income securities	$(1,755)	$877	$1,165
Short-term investments	—	—	—
Derivative instruments	—	—	—
EMA limited partnerships	2	—	(2)
Total	(1,753)	877	1,163
Amounts recognized for:
Insurance reserves	378	(370)	(126)
DAC and DSI	378	(150)	(178)
Amounts recognized	756	(520)	(304)
Deferred income taxes	210	(75)	(180)
(Decrease) increase in unrealized net capital gains and losses, after-tax	$(787)	$282	$679

Mortgage loans
The Company’s mortgage loans include both commercial and residential mortgage loans. The commercial mortgage loans are collateralized by a variety of commercial real estate property types located across the United States and totaled $2.18 billion and $3.36 billion, net of credit loss allowance, as of December 31, 2021 and 2020, respectively. The residential mortgage loans are collateralized by variety of residential property types across the United States and totaled $766 million, net of credit loss allowance, as of December 31, 2021. Substantially all of the mortgage loans are non-recourse to the borrower.
The following table shows the principal geographic distribution of real estate represented in the Company’s mortgage loan portfolio. No other state represented more than 5% of the portfolio as of December 31.

(% of mortgage loan portfolio carrying value)	2021	2020
Texas	18.3%	20.1%
California	12.9	14.3
Florida	9.3	6.3
North Carolina	4.4	5.6
Illinois	4.3	6.9
The types of properties collateralizing the mortgage loans as of December 31 are as follows:

(% of mortgage loan portfolio carrying value)	2021	2020
Apartment complex	33.0%	34.1%
Office buildings	19.7	23.3
Residential homes	18.8	—
Retail	9.0	15.8
Warehouse	12.3	14.5
Other	7.2	12.3
Total	100.0%	100.0%
The contractual maturities of the mortgage loan portfolio as of December 31, 2021 are as follows:

($ in millions)	Number of loans	Amortized cost, net	Percent
2022	13	$116	3.9%
2023	27	277	9.4
2024	27	398	13.5
2025	43	554	18.8
Thereafter	1,787	1,606	54.4
Total	1,897	$2,951	100.0%
Limited partnerships
Investments in limited partnership interests include interests in private equity funds, real estate funds and other funds. Principal factors influencing carrying value appreciation or decline include operating performance, comparable public company earnings multiples, capitalization rates and the economic environment. For equity method limited partnerships, the Company recognizes an impairment loss when evidence demonstrates that the loss is other than temporary. Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment. Changes in fair value limited partnerships are recorded through net investment income and therefore are not tested for impairment.
The carrying value for limited partnership interest as of December 31 is as follows:

	2021			2020
($ in millions)	EMA	Fair Value	Total	EMA	Fair Value	Total
Private equity	$1,156	$—	$1,156	$1,768	$721	$2,489
Real estate	183	—	183	334	42	376
Other (1)	9	—	9	200	—	200
Total	$1,348	$—	$1,348	$2,302	$763	$3,065
____________
(1)Other consists of certain limited partnership interests where the underlying assets are predominately public equity and debt securities.

Municipal bonds
The Company maintains a diversified portfolio of municipal bonds which totaled $817 million and $2.01 billion as of December 31, 2021 and 2020, respectively. The municipal bond portfolio includes general obligations of state and local issuers and revenue bonds (including pre-refunded bonds, which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest). The following table shows the principal geographic distribution of municipal bond issuers represented in the Company’s portfolio as of December 31. No other state represents more than 5% of the portfolio.

(% of municipal bond portfolio carrying value)	2021	2020
Texas	22.6%	16.8%
Oregon	11.6	11.3
New Jersey	10.5	7.4
California	7.8	16.8
New York	6.9	5.3
Hawaii	5.7	2.7
Arizona	5.1	2.1
Short-term investments
Short-term investments, including money market funds, commercial paper, U.S. Treasury bills and other short-term investments, are carried at fair value. As of December 31, 2021 and 2020, the fair value of short-term investments totaled $1.04 billion and $974 million, respectively.
Policy loans
Policy loans are carried at unpaid principal balances. As of December 31, 2021 and 2020, the carrying value of policy loans totaled $525 million and $582 million, respectively.
Other investments
Other investments primarily consist of directly originated corporate loans, aviation loans, agent loans, real estate, bank loans and derivatives. The following table summarizes other investments by asset type.

	As of December 31,
($ in millions)	2021	2020
Directly originated corporate loans, net	$937	$—
Aviation loans, net	197	—
Agent loans, net	—	631
Real estate	—	315
Bank loans, net	108	245
Derivatives	140	184
Total	$1,382	$1,375
Concentration of credit risk
As of December 31, 2021, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company’s shareholder’s equity, other than the U.S. government and its agencies.
Securities loaned
The Company did not have any security lending transactions as of December 31, 2021. Prior to the acquisition of the Company, the Company’s business activities include securities lending programs with third parties, mostly large banks. As of December 31, 2020, fixed income and equity securities with a carrying value of $322 million were on loan under these agreements. Interest income on collateral, net of fees, was $1 million in each of 2020 and 2019.
Other investment information
Included in fixed income securities are below investment grade assets totaling $1.34 billion and $2.99 billion as of December 31, 2021 and 2020, respectively.
As of December 31, 2021, fixed income securities and short-term investments with a carrying value of $24 million were on deposit with regulatory authorities as required by law.
As of December 31, 2021, the carrying value of fixed income securities and other investments that were non-income producing was $2 million.

Portfolio monitoring and credit losses
Fixed income securities The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income security that may require a credit loss allowance.
For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, any existing credit loss allowance would be written-off against the amortized cost basis of the asset along with any remaining unrealized losses, with incremental losses recorded in earnings.
If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value based on the best estimate of future cash flows considering past events, current conditions and reasonable and supportable forecasts. The estimated future cash flows are discounted at the security’s current effective rate and is compared to the amortized cost of the security.
The determination of cash flow estimates is inherently subjective, and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security is considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, origination vintage year, geographic concentration of underlying collateral, available reserves or escrows, current subordination levels, third-party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement.
If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, a credit loss allowance is recorded in earnings for the shortfall in expected cash flows; however, the amortized cost, net of the credit loss allowance, may not be lower than the fair value of the security. The portion of the unrealized loss related to factors other than credit remains classified in AOCI. If the Company determines that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.
When a security is sold or otherwise disposed or when the security is deemed uncollectible and written off, the Company removes amounts previously recognized in the credit loss allowance. Recoveries after write-offs are recognized when received. Accrued interest excluded from the amortized cost of fixed income securities totaled $131 million and $198 million as of December 31, 2021 and 2020, respectively, and is reported within the accrued investment income line of the Consolidated Statements of Financial Position. The Company monitors accrued interest and writes off amounts when they are not expected to be received.
The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below internally established thresholds. The process also includes the monitoring of other credit loss indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential credit losses using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of credit losses for these securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value requires a credit loss allowance are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the extent to which the fair value has been less than amortized cost.

Rollforward of credit loss allowance for fixed income securities for the year ended December 31 is as follows:

($ in millions)	2021	2020
Beginning balance	$(1)	—
Credit losses on securities for which credit losses not previously reported	—	(3)
Reduction of allowance related to sales	1	2
Write-offs	—	—
Ending balance	$—	$(1)
The following table summarizes the gross unrealized losses and fair value of securities by the length of time that individual securities have been in a continuous unrealized loss position.

($ in millions)	Less than 12 months			12 months or more			Total unrealized losses
	Number of issues	Fair value	Unrealized losses	Number of issues	Fair value	Unrealized losses

December 31, 2021
Fixed income securities
U.S. government and agencies	20	$346	$(7)	9	$11	$(1)	$(8)
Municipal	101	196	(4)	—	—	—	(4)
Corporate	581	3,372	(93)	57	314	(21)	(114)
ABS	55	639	(3)	1	—	—	(3)
MBS	42	619	(1)	—	—	—	(1)
Total fixed income securities	799	$5,172	$(108)	67	$325	$(22)	$(130)
Investment grade fixed income securities	662	$4,882	$(98)	56	$281	$(19)	$(117)
Below investment grade fixed income securities	137	290	(10)	11	44	(3)	(13)
Total fixed income securities	799	$5,172	$(108)	67	$325	$(22)	$(130)

December 31, 2020
Fixed income securities
U.S. government and agencies	10	$17	$—	—	$—	$—	$—
Municipal	7	31	—	—	—	—	—
Corporate	114	558	(19)	25	153	(21)	(40)
ABS	5	2	—	4	5	(2)	(2)
MBS	3	—	—	10	—	—	—
Total fixed income securities	139	$608	$(19)	39	$158	$(23)	$(42)
Investment grade fixed income securities	69	$388	$(5)	19	$73	$(17)	$(22)
Below investment grade fixed income securities	70	220	(14)	20	85	(6)	(20)
Total fixed income securities	139	$608	$(19)	39	$158	$(23)	$(42)

The following table summarizes gross unrealized losses by unrealized loss position and credit quality as of December 31, 2021.

($ in millions)	Investment grade	Below investment grade	Total
Fixed income securities with unrealized loss position less than 20% of amortized cost, net (1) (2)	$(117)	$(10)	$(127)
Fixed income securities with unrealized loss position greater than or equal to 20% of amortized cost, net (3) (4)	—	(3)	(3)
Total unrealized losses	$(117)	$(13)	$(130)
_______________
(1)Below investment grade fixed income securities include $8 million that have been in an unrealized loss position for less than twelve months.
(2)Related to securities with an unrealized loss position less than 20% of amortized cost, net, the degree of which suggests that these securities do not pose a high risk of having credit losses.
(3)Below investment grade fixed income securities include $1 million that have been in an unrealized loss position for a period of twelve or more consecutive months.
(4)Evaluated based on factors such as discounted cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contractual obligations.
Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P Global Ratings (“S&P”), a comparable rating from another nationally recognized rating agency, or a comparable internal rating if an externally provided rating is not available. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third-party rating. Unrealized losses on investment grade securities are principally related to an increase in market yields which may include increased risk-free interest rates or wider credit spreads since the time of initial purchase. The unrealized losses are expected to reverse as the securities approach maturity.
ABS and MBS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities’ positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of (i) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, and (ii) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread. Municipal bonds in an unrealized loss position were evaluated based on the underlying credit quality of the primary obligor, obligation type and quality of the underlying assets.
As of December 31, 2021, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.
Loans The Company establishes a credit loss allowance for mortgage loans, directly originated corporate loans, aviation loans, agent loans and bank loans when they are originated or purchased, and for unfunded commitments unless they are unconditionally cancellable by the Company. The Company uses a probability of default and loss given default model for mortgage loans, directly originated corporate loans, aviation loans and bank loans to estimate current expected credit losses that considers all relevant information available including past events, current conditions, and reasonable and supportable forecasts over the life of an asset. The Company also considers such factors as historical losses, expected prepayments and various economic factors. For mortgage loans, the Company considers origination vintage year and property level information such as debt service coverage, property type, property location and collateral value. For directly originated corporate loans and aviation loans, the Company considers the loan-level contractual attributes of each loan coupled with risk assumptions sourced from relevant peer loss data sourced from a national peer group for commercial lending. For bank loans, the Company considers the credit rating of the borrower, credit spreads and type of loan. After the reasonable and supportable forecast period, the Company’s model reverts to historical loss trends. Given the less complex and homogenous nature of agent loans, the Company estimates current expected credit losses using historical loss experience over the estimated life of the loans, adjusted for current conditions, reasonable and supportable forecasts and expected prepayments.
Loans are evaluated on a pooled basis when they share similar risk characteristics. The Company monitors loans through a quarterly credit monitoring process to determine when they no longer share similar risk characteristics and are to be evaluated individually when estimating credit losses.
Loans are written off against their corresponding allowances when there is no reasonable expectation of recovery. If a loan recovers after a write-off, the estimate of expected credit losses includes the expected recovery.
Accrual of income is suspended for loans that are in default or when full and timely collection of principal and interest payments is not probable. Accrued income receivable is monitored for recoverability and when not expected to be collected is written off through net investment income. Cash receipts on loans on non-accrual status are generally recorded as a reduction of amortized cost.
Accrued interest is excluded from the amortized cost of loans and is reported within the accrued investment income line of the Consolidated Statements of Financial Position. As of December 31, 2021, accrued interest totaled $11 million for mortgage loans. As of December 31, 2020, accrued interest totaled $13 million, $2 million and $1 million for mortgage loans, agent loans and bank loans, respectively,
Mortgage loans When it is determined a mortgage loan shall be evaluated individually, the Company uses various methods to estimate credit losses on individual loans such as using collateral value less estimated costs to sell where applicable, including when foreclosure is probable or when repayment is expected to be provided substantially through the operation or sale of the collateral and the borrower is experiencing financial difficulty. When collateral value is used, the mortgage loans may not have a credit loss allowance when the fair value of the collateral exceeds the loan’s amortized cost. An alternative approach may be utilized to estimate credit losses using the present value of the loan’s expected future repayment cash flows discounted at the loan’s current effective interest rate.
Individual loan credit loss allowances are adjusted for subsequent changes in the fair value of the collateral less costs to sell, when applicable, or present value of the loan’s expected future repayment cash flows.
Debt service coverage ratio is considered a key credit quality indicator when mortgage loan credit loss allowances are estimated. Debt service coverage ratio represents the amount of estimated cash flow from the property available to the borrower to meet principal and interest payment obligations. Debt service coverage ratio estimates are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.
The following table reflects mortgage loans amortized cost by debt service coverage ratio distribution and year of origination as of December 31.

($ in millions)	2021							2020
	2016 and prior	2017	2018	2019	2020	Current	Total	Total
Below 1.0	$35	$—	$—	$—	$10	$169	$214	$15
1.0 - 1.25	16	—	8	9	—	150	183	293
1.26 - 1.50	101	—	15	—	—	222	338	906
Above 1.50	359	165	263	207	18	1,231	2,243	2,204
Amortized cost before allowance	$511	$165	$286	$216	$28	$1,772	$2,978	$3,418
Allowance							(27)	(59)
Amortized cost, net							$2,951	$3,359

Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to situations where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating factors such as additional collateral, escrow balances or borrower guarantees. Payments on all mortgage loans were current as of December 31, 2021, 2020 and 2019. During the fourth quarter of 2020, the Company sold $217 million of mortgage loans, net of a $15 million credit loss allowance, resulting in a net realized capital loss of $4 million.
The rollforward of credit loss allowance for mortgage loans for the years ended December 31 is as follows:

($ in millions)	2021	2020
Beginning balance	$(59)	$(3)
Cumulative effect of change in accounting principle	—	(33)
Net decreases (increases) related to credit losses	23	(37)
Reduction of allowance related to sales	4	15
Sale of ALNY	5	—
Loans transferred due to reinsurance agreement with EAC	—	(1)
Write-offs	—	—
Ending balance	$(27)	$(59)

Directly originated corporate loans
The Company monitors loan level performance and will remove from collective analysis any loan with existing or expected delinquency. Such loans are individually analyzed and reserved for specifically. Loan level performance monitoring includes annual reviews and risk rating updates, which consider capacity and collateral analysis monitored by loan-to-value (“LTV”) ratios. As of December 31, 2021, directly originated corporate loans had a weighted average 42.1% LTV.
The rollforward of credit loss allowance for directly originated corporate loans for the years ended December 31 is as follows:

($ in millions)	2021
Beginning balance	$—
Net (increases) decreases related to credit losses	(6)
Reduction of allowance related to sales	—
Write-offs	—
Ending balance	$(6)

Aviation loans
The Company monitors loan level performance and will remove from collective analysis any loan with existing or expected delinquency. Such loans are individually analyzed and reserved for specifically. Loan level performance monitoring includes annual reviews and risk rating updates, which consider capacity and collateral analysis monitored by LTV ratios. As of December 31, 2021, aviation loans had a weighted average 65.7% LTV.
The rollforward of credit loss allowance for aviation loans for the years ended December 31 is as follows:

($ in millions)	2021
Beginning balance	$—
Net (increases) decreases related to credit losses	(6)
Reduction of allowance related to sales	—
Write-offs	—
Ending balance	$(6)

Agent loans The Company monitors agent loans to determine when they should be removed from the pool and assessed for credit losses individually by using internal credit risk grades that classify the loans into risk categories. The categorization is based on relevant information about the ability of borrowers to service their debt, such as historical payment experience, current business trends, cash flow coverage and collateral quality. Internal credit risk grades are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.
As of December 31, 2021, we no longer held agent loans. As of December 31, 2020, 85% of agent loans balance represents the top three highest credit quality categories. The allowance for agent loans was $5 million as of December 31, 2020 and this did not change from January 1, 2020.
Bank loans When it is determined a bank loan shall be evaluated individually, the Company uses various methods to estimate credit losses on individual loans such as the present value of the loan’s expected future repayment cash flows discounted at the loan’s current effective interest rate.
Credit ratings of the borrower are considered a key credit quality indicator when bank loan credit loss allowances are estimated. The ratings are updated quarterly and are either received from a nationally recognized rating agency or a comparable internal rating is derived if an externally provided rating is not available. The year of origination is determined to be the year in which the asset is acquired.

The bank loans amortized cost by credit rating and year of origination as of December 31 is as follows:

($ in millions)	2021
	2016 and Prior	2017	2018	2019	2020	Current	Total
BBB	$—	$—	$—	$1	$1	$—	$2
BB	—	11	1	6	3	5	26
B	—	10	22	9	9	7	57
CCC and below	3	7	6	11	1	2	30
Amortized cost before allowance	$3	$28	$29	$27	$14	$14	$115
Allowance							(7)
Amortized cost, net							$108

($ in millions)	2020
	2015 and Prior	2016	2017	2018	2019	Current	Total
BBB	$—	$—	$4	$—	$—	$2	$6
BB	10	—	1	16	11	5	43
B	5	8	42	37	23	35	150
CCC and below	3	8	15	12	18	6	62
Amortized cost before allowance	$18	$16	$62	$65	$52	$48	$261
Allowance							(16)
Amortized cost, net							$245

The rollforward of credit loss allowance for bank loans for the years ended December 31 is as follows:

($ in millions)	2021	2020
Beginning balance	$(16)	$—
Cumulative effect of change in accounting principle	—	(16)
Net decreases (increases) related to credit losses	6	(4)
Reduction of allowance related to sales	3	3
Write-offs	—	1
Ending balance	$(7)	$(16)

7. Fair Value of Assets and Liabilities
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Consolidated Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:
Level 1: Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.
Level 2: Assets and liabilities whose values are based on the following:
(a)Quoted prices for similar assets or liabilities in active markets;
(b)Quoted prices for identical or similar assets or liabilities in markets that are not active; or
(c)Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.
Level 3: Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.
The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.
The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.
The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy:
(1) Specific inputs significant to the fair value estimation models are not market observable. This primarily occurs in the Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable, and the use of valuation models that use significant non-market observable inputs.
(2) Quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

Certain assets are not carried at fair value on a recurring basis, including mortgage loans, directly originated corporate loans, aviation loans, bank loans, agent loans and policy loans, and these are only included in the fair value hierarchy disclosure when the individual investment is reported at fair value.
In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.
Summary of significant inputs and valuation techniques for Level 2 and Level 3 assets and liabilities measured at fair value on a recurring basis
Level 2 measurements
•Fixed income securities:
U.S. government and agencies, municipal, corporate - public and foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
Corporate - privately placed: Privately placed are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.
Corporate - privately placed also includes redeemable preferred stock that are valued using quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, underlying stock prices and credit spreads.
ABS and MBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads. Certain ABS are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable. ABS and residential MBS include prepayment speeds as a primary input for valuation.
•Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that are not active.
•Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
•Other investments/Other liabilities: Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active.
Over-the-counter (“OTC”) derivatives, including interest rate swaps, foreign currency swaps, total return swaps, foreign exchange forward contracts, options and certain credit default swaps, are valued using models that rely on inputs such as interest rate yield curves, implied volatilities, index price levels, currency rates, and credit spreads that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.
•Funds withheld payable to affiliate: The fair value of the embedded derivative is valued based on the change in fair value of the assets supporting the funds withheld payable under the funds withheld reinsurance agreement. The fair value is classified as Level 2 based on the valuation methods used for the assets supporting the funds withheld payable.
Level 3 measurements
•Fixed income securities:
Municipal: Comprise municipal bonds that are not rated by third-party credit rating agencies. The primary inputs to the valuation of these municipal bonds include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads. Also included are municipal bonds valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable.
Corporate - public and privately placed, ABS and MBS: Primarily valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. Other inputs for corporate fixed income securities include an interest rate yield curve, as well as published credit spreads for similar assets that incorporate the credit quality and industry sector of the issuer.
•Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements.
•Other investments: Certain OTC derivatives, such as interest rate caps and certain credit default swaps, are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility. Other primary inputs include interest rate yield curves and credit spreads.
•Contractholder funds:  Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.
Investments excluded from the fair value hierarchy
Limited partnerships carried at fair value, which do not have readily determinable fair values, use NAV provided by the investees and are excluded from the fair value hierarchy. These investments are generally not redeemable by the investees and generally cannot be sold without approval of the general partner. The Company receives distributions of income and proceeds from the liquidation of the underlying assets of the investees, which usually takes place in years 4-9 of the typical contractual life of 10-12 years. As of December 31, 2021, the Company did not have any limited partnerships carried at fair value.
The following table summarizes the Company’s assets and liabilities measured at fair value as of December 31, 2021.

($ in millions)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Total
Assets
Fixed income securities:
U.S. government and agencies	$416	$70	$—		$486
Municipal	—	815	1		816
Corporate - public	—	10,808	—		10,808
Corporate - privately placed	—	3,804	25		3,829
Foreign government	—	12	—		12
ABS	—	1,208	—		1,208
MBS	—	778	—		778
Total fixed income securities	416	17,495	26		17,937
Equity securities	—	—	11		11
Short-term investments	1,035	—	—		1,035
Other investments: Free-standing derivatives	—	140	—	$—	140
Separate account assets	3,021	—	—		3,021
Total recurring basis assets	$4,472	$17,635	$37	$—	$22,144
% of total assets at fair value	20.2%	79.6%	0.2%	—%	100.0%

Investments reported at NAV					—
Total					$22,144

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(427)		$(427)
Funds withheld payable to affiliate	—	(112)	—		(112)
Other liabilities: Free-standing derivatives	—	(86)	—	$—	(86)
Total recurring basis liabilities	$—	$(198)	$(427)	$—	$(625)
% of total liabilities at fair value	—%	31.7%	68.3%	—%	100.0%

The following table summarizes the Company’s assets and liabilities measured at fair value as of December 31, 2020.

($ in millions)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Total
Assets
Fixed income securities:
U.S. government and agencies	$784	$321	$—		$1,105
Municipal	—	1,958	49		2,007
Corporate - public	—	14,535	31		14,566
Corporate - privately placed	—	5,622	68		5,690
Foreign government	—	96	—		96
ABS	—	419	5		424
MBS	—	19	—		19
Total fixed income securities	784	22,970	153		23,907
Equity securities	1,408	14	114		1,536
Short-term investments	601	373	—		974
Other investments: Free-standing derivatives	—	190	—	$(6)	184
Separate account assets	3,294	—	—		3,294
Total recurring basis assets	$6,087	$23,547	$267	$(6)	$29,895
% of total assets at fair value	20.3%	78.8%	0.9%	—%	100%

Investments reported at NAV					763
Total					$30,658

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(516)		$(516)
Other liabilities: Free-standing derivatives	—	(119)	—	$9	(110)
Total recurring basis liabilities	$—	$(119)	$(516)	$9	$(626)
% of total liabilities at fair value	—%	19.0%	82.4%	(1.4)%	100%

The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements.

($ in millions)	Fair value	Valuation technique	Unobservable input	Range	Weighted average
December 31, 2021
Derivatives embedded in life and annuity contracts – Equity-indexed and forward starting options	$(404)	Stochastic cash flow model	Projected option cost	1.0 - 4.2%	2.89%
December 31, 2020
Derivatives embedded in life and annuity contracts – Equity-indexed and forward starting options	$(483)	Stochastic cash flow model	Projected option cost	1.0 - 4.2%	2.80%

The embedded derivatives are equity-indexed and forward starting options in certain life and annuity products that provide customers with interest crediting rates based on the performance of the S&P 500. If the projected option cost increased (decreased), it would result in a higher (lower) liability fair value.
As of December 31, 2021, Level 3 fair value measurements of fixed income securities did not include any securities valued based on non-binding broker quotes. As of December 31, 2020, Level 3 fair value measurements of fixed income securities total $153 million and include $24 million of securities valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. As the Company does not develop the Level 3 fair value unobservable inputs for these fixed income securities, they are not included in the table above. However, an increase (decrease) in credit spreads for fixed income securities valued based on non-binding broker quotes would result in a lower (higher) fair value.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2021.

($ in millions)		Total gains (losses) included in:
	Balance as of December 31, 2020	Net income	OCI	Transfers into Level 3	Transfers out of Level 3	Purchases	Sales	Sold in ALNY disposition	Issues	Settlements	Balance as of December 31, 2021
Assets
Fixed income securities:
Municipal	$49	$3	$(2)	$1	$(15)	$—	$(19)	$(16)	$—	$—	$1
Corporate - public	31	—	(2)	—	(37)	18	(1)	(7)	—	(2)	—
Corporate - privately placed	68	1	(1)	13	(18)	—	(30)	(5)	—	(3)	25
ABS	5	—	1	—	(6)	—	—	—	—	—	—
MBS	—	—	—	—	—	—	—	—	—	—	—
Total fixed income securities	153	4	(4)	14	(76)	18	(50)	(28)	—	(5)	26
Equity securities	114	11	—	—	—	—	(114)	—	—	—	11
Free-standing derivatives, net	—	—	—	—	—	—	—	—	—	—	—
Total recurring Level 3 assets	$267	$15	$(4)	$14	$(76)	$18	$(164)	$(28)	$—	$(5)	$37
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(516)	$81	$—	$—	$20	$—	$—	$—	$(33)	$21	$(427)
Total recurring Level 3 liabilities	$(516)	$81	$—	$—	$20	$—	$—	$—	$(33)	$21	$(427)

The following table presents the total Level 3 gains (losses) included in net income for the year ended December 31, 2021.

($ in millions)	Net investment income	Net gains and losses on investments and derivatives	Contract benefits	Interest credited to contractholder funds	Total
Components of net income	$2	$13	$10	$71	$96

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2020.

($ in millions)		Total gains (losses) included in:
	Balance as of December 31, 2019	Net income	OCI	Transfers into Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2020
Assets
Fixed income securities:
Municipal	$40	$1	$2	$20	$(11)	$—	$(1)	$—	$(2)	$49
Corporate - public	25	—	—	—	—	7	—	—	(1)	31
Corporate - privately placed	122	2	(7)	32	(32)	8	(55)	—	(2)	68
ABS	16	—	—	—	—	—	(10)	—	(1)	5
MBS	5	1	(2)	—	—	—	(3)	—	(1)	—
Total fixed income securities	208	4	(7)	52	(43)	15	(69)	—	(7)	153
Equity securities	116	(3)	—	—	—	9	(8)	—	—	114
Free-standing derivatives, net	—	—	—	—	—	—	—	—	—	—
Total recurring Level 3 assets	$324	$1	$(7)	$52	$(43)	$24	$(77)	$—	$(7)	$267
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(427)	$(24)	—	$(54)	$—	$—	$—	$(34)	$23	$(516)
Total recurring Level 3 liabilities	$(427)	$(24)	$—	$(54)	$—	$—	$—	$(34)	$23	$(516)

The following table presents the total Level 3 gains (losses) included in net income for the year ended December 31, 2020.

($ in millions)	Net investment income	Net gains and losses on investments and derivatives	Contract benefits	Interest credited to contractholder funds	Total
Components of net income	$(8)	$9	$(1)	$(23)	$(23)

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2019.

($ in millions)		Total gains (losses) included in:
	Balance as of December 31, 2018	Net income	OCI	Transfers into Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2019
Assets
Fixed income securities:
Municipal	$39	$—	$4	$—	$—	$—	$(1)	$—	$(2)	$40
Corporate - public	33	—	—	5	(38)	32	(2)	—	(5)	25
Corporate - privately placed	97	(1)	1	43	(1)	4	(13)	—	(8)	122
ABS	22	1	(1)	—	(30)	36	(6)	—	(6)	16
MBS	—	—	(1)	6	—	—	—	—	—	5
Total fixed income securities	191	—	3	54	(69)	72	(22)	—	(21)	208
Equity securities	129	15	—	—	—	10	(38)	—	—	116
Free-standing derivatives, net	1	(1)	—	—	—	—	—	—	—	—
Total recurring Level 3 assets	$321	$14	$3	$54	$(69)	$82	$(60)	$—	$(21)	$324
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(223)	$(52)	$—	$(154)	$—	$—	$—	$(10)	$12	$(427)
Total recurring Level 3 liabilities	$(223)	$(52)	$—	$(154)	$—	$—	$—	$(10)	$12	$(427)

The following table presents the total Level 3 gains (losses) included in net income for the year ended December 31, 2019.

($ in millions)	Net investment income	Net gains and losses on investments and derivatives	Contract benefits	Interest credited to contractholder funds	Total
Components of net income	$(2)	$16	$7	$(59)	$(38)
Transfers into Level 3 during 2021, 2020 and 2019 included situations where a quote was not provided by the Company’s independent third-party valuation service provider and as a result the price was stale or had been replaced with a broker quote where the inputs had not been corroborated to be market observable resulting in the security being classified as Level 3. Transfers into Level 3 during 2020 also included derivatives embedded in equity-indexed universal life contracts related to reinsurance assumed from EAC. Transfers into Level 3 during 2019 also included derivatives embedded in equity-indexed universal life contracts due to refinements in the valuation modeling resulting in an increase in significance of non-market observable inputs.
Transfers out of Level 3 during 2021, 2020 and 2019 included situations where a broker quote was used in the prior period and a quote became available from the Company’s independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

The table below provides valuation changes included in net income and OCI for Level 3 assets and liabilities held as of December 31.

($ in millions)	2021	2020	2019
Assets
Fixed income securities:
Municipal	$1	$1	$1
Corporate - public	—	—	—
Corporate - privately placed	2	2	—
Total fixed income securities	3	3	1
Equity securities	1	(3)	2
Free-standing derivatives, net	—	—	(1)
Total recurring Level 3 assets	$4	$—	$2
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$81	$(24)	$(52)
Total recurring Level 3 liabilities	$81	$(24)	$(52)
Total included in net income	$85	$(24)	$(50)

Components of net income
Net investment income	$3	$(8)	$(2)
Net gains (losses) on investments and derivatives	1	8	4
Contract benefits	10	(1)	7
Interest credited to contractholder funds	71	(23)	(59)
Total included in net income	$85	$(24)	$(50)

Assets
Municipal	$(1)
Corporate - public	(1)
Corporate - privately placed	(1)
ABS	1
Changes in unrealized net capital gains and losses reported in OCI	$(2)
Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.

($ in millions)		December 31, 2021		December 31, 2020
Financial assets	Fair value level	Amortized cost, net	Fair value	Amortized cost, net	Fair value
Mortgage loans	Level 3	$2,951	$3,063	$3,359	$3,587
Directly originated corporate loans	Level 3	937	944	—	—
Aviation loans	Level 3	197	203	—	—
Bank loans	Level 3	108	110	245	250
Agent loans	Level 3	—	—	631	634

Financial liabilities	Fair value level	Carrying value (1)	Fair value	Carrying value (1)	Fair value
Contractholder funds on investment contracts	Level 3	$5,768	$6,233	$7,764	$9,058
Liability for collateral	Level 2	—	—	334	334
Notes due to related parties	Level 3	—	—	214	225
____________________
(1)Represents the amounts reported on the Consolidated Statements of Financial Position.
8. Derivative Financial Instruments and Off-balance sheet Financial Instruments
The Company significantly changed their use of derivatives after the sale on November 1, 2021.
Strategy for periods prior to the acquisition on November 1, 2021:
The Company used derivatives for risk reduction and to increase investment portfolio returns through asset replication. Risk reduction activity was focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, changes in equity market valuations, increases in credit spreads and foreign currency fluctuations. Asset replication refers to the “synthetic” creation of assets through the use of derivatives. The Company replicated fixed income securities using a combination of a credit default swap, index total return swap, options, or a foreign currency forward contract and one or more highly rated fixed income securities, primarily investment grade host bonds, to synthetically replicate the economic characteristics of one or more cash market securities. The Company replicated equity securities using futures, index total return swaps and options to increase equity exposure.
The Company utilized several derivative strategies to manage risk. Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company’s assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate swaps, caps, swaptions and futures were utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship was maintained within specified ranges and to reduce exposure to rising or falling interest rates. Fixed income index total return swaps were used to offset valuation losses in the portfolio during periods of declining market values. Credit default swaps were typically used to mitigate the credit risk within the Company’s fixed income portfolio. Futures and options were used for hedging the equity exposure contained in the Company’s equity indexed life and annuity product contracts that offer equity returns to contractholders. In addition, the Company used equity index total return swaps, options and futures to offset valuation losses in the equity portfolio during periods of declining equity market values. Foreign currency swaps and forwards were primarily used to reduce the foreign currency risk associated with holding foreign currency denominated investments.
Strategy for periods subsequent to the acquisition on November 1, 2021:
The Company utilizes certain derivative strategies to manage risk. Futures and options are used for hedging the equity exposure contained in the Company’s equity indexed life and annuity product contracts that offer equity returns to contractholders.
Embedded derivatives and accounting
The Company also has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value with changes in fair value of embedded derivatives reported in net income. The Company’s primary embedded derivatives are equity options in life and annuity product contracts, which provide returns linked to equity indices to contractholders. The Company also has an embedded derivative in the funds withheld reinsurance agreement with ERL.
When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The Company designates certain investment risk transfer reinsurance agreements as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item. The fair value of the hedged liability is reported in contractholder funds in the Consolidated Statements of Financial Position. The impact from results of the fair value hedge is reported in interest credited to contractholder funds in the Consolidated Statements of Operations and Comprehensive Income.
The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements. However, the notional amounts specified in credit default swaps where the Company has sold credit protection represent the maximum amount of potential loss, assuming no recoveries.
Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive or pay to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives are further adjusted for the effects, if any, of enforceable master netting agreements and are presented on a net basis, by counterparty agreement, in the Consolidated Statements of Financial Position.
For those derivatives which qualify and have been designated as fair value accounting hedges, net income includes the changes in the fair value of both the derivative instrument and the hedged risk. For cash flow hedges, gains and losses are amortized from AOCI and are reported in net income in the same period the forecasted transactions being hedged impact net income.
Non-hedge accounting is generally used for “portfolio” level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting. For non-hedge derivatives, net income includes changes in fair value and accrued periodic settlements, when applicable. With the exception of non-hedge derivatives used for asset replication and non-hedge embedded derivatives, all of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis.
Fair value hedges The Company had one derivative designated as a fair value hedge and had no foreign currency contracts designated as fair value hedges during 2021, 2020 and 2019.

Cash flow hedges The Company had no derivatives designated as cash flow hedges during 2021, 2020 and 2019.
The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Consolidated Statement of Financial Position as of December 31, 2021.

($ in millions, except number of contracts)		Volume (1)
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Derivatives designated as fair value accounting hedging instruments
Other	Other assets	$3	n/a	$—	$—	$—
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate cap agreements	Other investments	—	—	—	—	—
Futures	Other assets	—	—	—	—	—
Equity and index contracts
Options	Other investments	n/a	2,175	140	140	—
Futures	Other assets	—	—	—	—	—
Total return index contracts
Total return swap agreements - equity index	Other investments	—	—	—	—	—
Foreign currency contracts
Foreign currency forwards	Other investments	—	—	—	—	—
Embedded derivative financial instruments
Other embedded derivative financial instruments	Other investments	—	—	—	—	—
Credit default contracts
Credit default swaps - buying protection	Other investments	—	—	—	—	—
Credit default swaps - selling protection	Other investments	—	—	—	—	—
Subtotal		—	2,175	140	140	—
Total asset derivatives		$3	$2,175	$140	$140	$—

Liability derivatives
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	$—	n/a	$—	$—	$—
Futures	Other liabilities & accrued expenses	n/a	—	—	—	—
Equity and index contracts
Options	Other liabilities & accrued expenses	n/a	2,175	(86)	—	(86)
Futures	Other liabilities & accrued expenses	—	38	—	—	—
Foreign currency contracts
Foreign currency forwards	Other liabilities & accrued expenses	—	n/a	—	—	—
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	97	n/a	(12)	—	(12)
Guaranteed withdrawal benefits	Contractholder funds	167	n/a	(11)	—	(11)
Equity-indexed and forward starting options in life and annuity product contracts	Contractholder funds	1,723	n/a	(404)	—	(404)
Funds withheld reinsurance agreement with ERL	Funds withheld payable to affiliate	—	1	(112)	—	(112)
Credit default contracts
Credit default swaps - selling protection	Other liabilities & accrued expenses	—	n/a	—	—	—
Total liability derivatives		1,987	2,214	(625)	$—	$(625)
Total derivatives		$1,990	4,389	$(485)
_________________________________________
(1)  Volume for OTC and cleared derivative contracts is represented by their notional amounts. Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded. (n/a = not applicable)

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Consolidated Statement of Financial Position as of December 31, 2020.

($ in millions, except number of contracts)		Volume
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Derivatives designated as fair value accounting hedging instruments
Other	Other assets	$3	n/a	$—	$—	$—
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate cap agreements	Other investments	$13	n/a	$—	$—	$—
Futures	Other assets	n/a	312	—	—	—
Equity and index contracts
Options	Other investments	n/a	2,831	184	184	—
Futures	Other assets	n/a	46	—	—	—
Total return index contracts
Total return swap agreements - equity index	Other investments	8	n/a	1	1	—
Foreign currency contracts
Foreign currency forwards	Other investments	113	n/a	1	4	(3)
Embedded derivative financial instruments
Other embedded derivative financial instruments	Other investments	750	n/a	—	—	—
Credit default contracts
Credit default swaps - buying protection	Other investments	17	n/a	(1)	—	(1)
Credit default swaps – selling protection	Other investments	4	n/a	—	—	—
Subtotal		905	3,189	185	189	(4)
Total asset derivatives		$908	3,189	$185	$189	$(4)

Liability derivatives
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	$19	n/a	$—	$—	$—
Futures	Other liabilities & accrued expenses	n/a	25	—	—	—
Equity and index contracts
Options	Other liabilities & accrued expenses	n/a	2,712	(110)	—	(110)
Foreign currency contracts
Foreign currency forwards	Other liabilities & accrued expenses	117	n/a	(4)	1	(5)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	128	n/a	(18)	—	(18)
Guaranteed withdrawal benefits	Contractholder funds	190	n/a	(15)	—	(15)
Equity-indexed and forward starting options in life and annuity product contracts	Contractholder funds	1,785	n/a	(483)	—	(483)
Credit default contracts
Credit default swaps - selling protection	Other liabilities & accrued expenses	1	n/a	—	—	—
Total liability derivatives		2,240	2,737	(630)	$1	$(631)
Total derivatives		$3,148	5,926	$(445)

The Company had no OTC derivatives as of December 31, 2021. The following table provides gross and net amounts for the Company’s OTC derivatives as of December 31, 2020, all of which are subject to enforceable master netting agreements.

($ in millions)		Offsets
	Gross amount	Counter- party netting	Cash collateral (received) pledged	Net amount on balance sheet	Securities collateral (received) pledged	Net amount

Asset derivatives	$6	$(5)	$(1)	$—	$—	$—
Liability derivatives	(9)	5	4	—	—	—
The following tables present gains and losses from valuation and settlements reported on derivatives not designated as accounting hedging instruments in the Consolidated Statements of Operations and Comprehensive Income.

($ in millions)	Net gains and losses on investments and derivatives	Contract benefits	Interest credited to contractholder funds	Total gain (loss) recognized in net income on derivatives
2021
Interest rate contracts	$—	$—	$—	$—
Equity and index contracts	5	—	31	36
Embedded derivative financial instruments	(112)	10	59	(43)
Foreign currency contracts	4	—	—	4
Credit default contracts	—	—	—	—
Total	$(103)	$10	$90	$(3)
2020
Interest rate contracts	$4	$—	$—	$4
Equity and index contracts	6	—	20	26
Embedded derivative financial instruments	—	(1)	(34)	(35)
Foreign currency contracts	(7)	—	—	(7)
Credit default contracts	1	—	—	1
Total return swaps - equity index	1	—	—	1
Total	$5	$(1)	$(14)	$(10)
2019
Equity and index contracts	5	—	58	63
Embedded derivative financial instruments	—	7	(57)	(50)
Foreign currency contracts	3	—	—	3
Credit default contracts	(1)	—	—	(1)
Total return swaps - fixed income	1	—	—	1
Total return swaps - equity index	3	—	—	3
Total	$11	$7	$1	$19
The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (“MNAs”) and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2021, counterparties did not pledge collateral to the Company, and the Company pledged $4 million in securities to counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives, including futures and certain option contracts, are traded on organized exchanges which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.
Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.

The following table summarizes the counterparty credit exposure as of December 31, 2020 by counterparty credit rating as it relates to the Company’s OTC derivatives.

($ in millions)
Rating (1)	Number of counter-parties	Notional amount (2)	Credit exposure (2)	Exposure, net of collateral (2)
A+	3	$94	$3	$—
Total	3	$94	$3	$—
_________________________
(1)Everlake uses the lower of S&P’s or Moody’s long-term debt issuer ratings.
(2)Only OTC derivatives with a net positive fair value are included for each counterparty.
For certain exchange traded and cleared derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2021, the Company pledged $4 million in the form of margin deposits.
Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.
Certain of the Company’s derivative instruments contain credit-risk-contingent cross-default provisions. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative agreement if the Company defaults by pre-determined threshold amounts on certain debt instruments.
The following summarizes the fair value of derivative instruments with credit-risk-contingent features that are in a gross liability position, as well as the fair value of assets and collateral that are netted against the liability in accordance with provisions within legally enforceable MNAs as of December 31, 2020.

($ in millions)
Gross liability fair value of contracts containing credit-risk-contingent features	$8
Gross asset fair value of contracts containing credit-risk-contingent features and subject to MNAs	(3)
Collateral posted under MNAs for contracts containing credit-risk-contingent features	(5)
Maximum amount of additional exposure for contracts with credit-risk-contingent features if all features were triggered concurrently	$—
Credit derivatives - selling protection
A credit default swap (“CDS”) is a derivative instrument, representing an agreement between two parties to exchange the credit risk of a specified entity (or a group of entities), or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. In selling protection, CDS are used to replicate fixed income securities and to complement the cash market when credit exposure to certain issuers is not available or when the derivative alternative is less expensive than the cash market alternative. CDS typically have a five-year term.
The following table shows the CDS notional amounts by credit rating and fair value of protection sold as of December 31, 2020. The Company had no CDS outstanding as of December 31, 2021.

($ in millions)	Notional amount
	AA	A	BBB	BB and lower	Total	Fair value
Single name
Corporate debt	$—	$—	$—	$5	$5	$—
Total	$—	$—	$—	$5	$5	$—
In selling protection with CDS, the Company sells credit protection on an identified single name, a basket of names in a first-to-default (“FTD”) structure or credit derivative index (“CDX”) that is generally investment grade, and in return receives periodic premiums through expiration or termination of the agreement. With single name CDS, this premium or credit spread generally corresponds to the difference between the yield on the reference entity’s public fixed maturity cash instruments and swap rates at the time the agreement is executed. With a FTD basket, because of the additional credit risk inherent in a basket of named reference entities, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket and the correlation between the names. CDX is utilized to take a position on multiple (generally 125)

reference entities. Credit events are typically defined as bankruptcy, failure to pay, or restructuring, depending on the nature of the reference entities. If a credit event occurs, the Company settles with the counterparty, either through physical settlement or cash settlement. In a physical settlement, a reference asset is delivered by the buyer of protection to the Company, in exchange for cash payment at par, whereas in a cash settlement, the Company pays the difference between par and the prescribed value of the reference asset. When a credit event occurs in a single name or FTD basket (for FTD, the first credit event occurring for any one name in the basket), the contract terminates at the time of settlement. For CDX, the reference entity’s name incurring the credit event is removed from the index while the contract continues until expiration. The maximum payout on a CDS is the contract notional amount. A physical settlement may afford the Company with recovery rights as the new owner of the asset.
The Company monitors risk associated with credit derivatives through individual name credit limits at both a credit derivative and a combined cash instrument/credit derivative level. The ratings of individual names for which protection has been sold are also monitored.
Off-balance sheet financial instruments
The contractual amounts of off-balance sheet financial instruments as of December 31 are as follows:

($ in millions)	2021	2020
Commitments to invest in limited partnership interests	$377	$918
Private placement commitments	—	—
Other loan commitments	—	75
In the preceding table, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance sheet financial instruments with credit risk.
Commitments to invest in limited partnership interests represent agreements to acquire new or additional participation in certain limited partnership investments. The Company enters into these agreements in the normal course of business. Because the investments in limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.
Private placement commitments represent commitments to purchase private placement debt and private equity securities at a future date. The Company enters into these agreements in the normal course of business. The fair value of the debt commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final. Because the private equity securities are not actively traded, it is not practical to estimate fair value of the commitments.
Other loan commitments are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at predetermined interest rates. Unless unconditionally cancellable, the Company recognizes a credit loss allowance on such commitments. Commitments have either fixed or varying expiration dates or other termination clauses. The fair value of these commitments is insignificant.
9. Reserve for Life-Contingent Contract Benefits and Contractholder Funds
As of December 31, the reserve for life-contingent contract benefits consists of the following:

($ in millions)	2021	2020
Immediate fixed annuities:
Structured settlement annuities	$5,166	$7,407
Other immediate fixed annuities	1,357	1,507
Traditional life insurance	2,425	2,650
Accident and health insurance	102	169
Other	69	67
Total reserve for life-contingent contract benefits	$9,119	$11,800

The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits.

Product	Mortality	Interest rate	Estimation method
Structured settlement annuities	Actual company experience with projected calendar year improvements	6.0%	Present value of contractually specified future benefits and expenses
Other immediate fixed annuities	Actual company experience with projected calendar year improvements	6.0%	Present value of expected future benefits based on historical experience and expenses
Traditional life insurance	Actual company experience plus loading	Interest rate assumptions range from 2.5% to 11.3%	Net level premium reserve method using the Company’s withdrawal experience rates; includes reserves for unpaid claims
Accident and health insurance	Industry data with internal modifications	4.5%	Unearned premium; additional contract reserves for morbidity risk and unpaid claims
Other: Variable annuity guaranteed minimum death benefits (1)	Annuity 2012 mortality table with internal modifications	Interest rate assumptions range from 2.0% to 5.8%	Projected benefit ratio applied to cumulative assessments
______________________
(1)In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. (collectively “Prudential”).
In the fourth quarter of 2021, the premium deficiency evaluation of the Company’s immediate annuities with life contingencies resulted in an increase to the premium deficiency reserve of $174 million. The long-term investment yield assumption was lowered in connection with a new strategy that reduces equity exposure. This was partially offset by a projected reduction in expenses. The additional deficiency was recognized as an increase in the reserve for life contingent contract benefits.
In the third quarter of 2020, the premium deficiency evaluation of the Company’s immediate annuities with life contingencies resulted in a premium deficiency reserve of $226 million. The long-term investment yield assumption was lowered, which resulted in the prior sufficiency changing to a deficiency. The deficiency was recognized as an increase in the reserve for life contingent contract benefits. The original assumptions used to establish reserves were updated to reflect current assumptions, and the primary changes included mortality expectations, where annuitants are living longer than originally anticipated, and long-term investment yields.
To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, an insurance reserves adjustment is recorded for certain immediate annuities with life contingencies. This liability is included in the reserve for life-contingent contract benefits with respect to this unrealized deficiency. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in AOCI. This liability was $118 million and $496 million as of December 31, 2021 and 2020, respectively.
As of December 31, contractholder funds consist of the following:

($ in millions)	2021	2020
Interest-sensitive life insurance	$6,883	$7,794
Investment contracts:
Fixed annuities	6,000	8,163
Other investment contracts	511	524
Total contractholder funds	$13,394	$16,481

The following table highlights the key contract provisions relating to contractholder funds.

Product	Interest rate	Withdrawal/surrender charges
Interest-sensitive life insurance	Interest rates credited range from 0.0% to 8.8% for equity-indexed life (whose returns are indexed to the S&P 500) and 1.0% to 6.0% for all other products	Either a percentage of account balance or dollar amount grading off generally over 20 years
Fixed annuities	Interest rates credited range from 0.0% to 8.7% for immediate annuities; (8.0)% to 9.0% for equity-indexed annuities (whose returns are indexed to the S&P 500); and 0.1% to 5.5% for all other products
Either a declining or a level percentage charge generally over ten years or less. Additionally, approximately 11.3% of fixed annuities are subject to market value adjustment for discretionary withdrawals

Other investment contracts:
Guaranteed minimum income, accumulation and withdrawal benefits on variable (1) and fixed annuities and secondary guarantees on interest-sensitive life insurance and fixed annuities
	Interest rates used in establishing reserves range from 1.7% to 10.3%	Withdrawal and surrender charges are based on the terms of the related interest-sensitive life insurance or fixed annuity contract
______________________
(1)In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with Prudential.
Contractholder funds activity for the years ended December 31 is as follows:

($ in millions)	2021	2020	2019
Balance, beginning of year	$16,481	$16,711	$17,470
Deposits	904	818	834
Interest credited	449	574	581
Benefits	(693)	(733)	(769)
Surrenders and partial withdrawals	(590)	(649)	(844)
Contract charges	(705)	(643)	(637)
Net transfers from separate accounts	7	5	11
Decrease related to sale of ALNY	(2,368)	—	—
Decrease related to AHL recapture of reinsurance	(146)	—	—
Reinsurance assumed from EAC	—	256	—
Other adjustments	55	142	65
Balance, end of year	$13,394	$16,481	$16,711
The Company offered various guarantees to variable annuity contractholders. In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with Prudential. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset for those contracts subject to reinsurance.
Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. The account balances of variable annuity contracts’ separate accounts with guarantees included $2.66 billion and $2.94 billion of equity, fixed income and balanced mutual funds and $224 million and $238 million of money market mutual funds as of December 31, 2021 and 2020, respectively.

The table below presents information regarding the Company’s variable annuity contracts with guarantees. The Company’s variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts’ separate accounts with guarantees.

($ in millions)	As of December 31,
	2021	2020
In the event of death
Separate account value	$2,885	$3,174
Net amount at risk (1)	$267	$308
Average attained age of contractholders	68 years	72 years
At annuitization (includes income benefit guarantees)
Separate account value	$914	$925
Net amount at risk (2)	$113	$140
Weighted average waiting period until annuitization options available	None	None
For cumulative periodic withdrawals
Separate account value	$156	$178
Net amount at risk (3)	$11	$12
Accumulation at specified dates
Separate account value	$66	$93
Net amount at risk (4)	$7	$11
Weighted average waiting period until guarantee date	3 years	3 years
____________
(1)Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.
(2)Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3)Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.
(4)Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.
The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract excess guarantee benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract excess guarantee benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future fund values, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the projected excess guaranteed minimum death benefit payments. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the projected account balance at the time of annuitization.
Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant’s attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.
Guarantees related to the majority of withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

The following table summarizes the liabilities for guarantees.

($ in millions)	Liability for guarantees related to death benefits and interest-sensitive life products	Liability for guarantees related to income benefits	Liability for guarantees related to accumulation and withdrawal benefits	Total
Balance, December 31, 2020	$329	$26	$121	$476
Less reinsurance recoverables	69	23	33	125
Net balance as of December 31, 2020	260	3	88	351
Incurred guarantee benefits	36	—	19	55
Paid guarantee benefits	(5)	—	—	(5)
Decrease related to sale of ALNY	(41)	—	—	(41)
Reinsurance ceded to ERL	(87)	—	—	(87)
Net change	(97)	—	19	(78)
Net balance as of December 31, 2021	163	3	107	273
Plus reinsurance recoverables	161	17	23	201
Balance, December 31, 2021	$324	$20	$130	$474

Balance, December 31, 2019	$292	$23	$103	$418
Less reinsurance recoverables	81	20	32	133
Net balance as of December 31, 2019	211	3	71	285
Incurred guarantee benefits	49	—	17	66
Paid guarantee benefits	(2)	—	—	(2)
Reinsurance assumed from EAC	2	—	—	2
Net change	49	—	17	66
Net balance as of December 31, 2020	260	3	88	351
Plus reinsurance recoverables	69	23	33	125
Balance, December 31, 2020	$329	$26	$121	$476
The following table summarizes reserves included in total liability balance for guarantees by type of benefit as of December 31.

($ in millions)	2021	2020	2019
Variable annuity
Death benefits	$69	$67	$78
Income benefits	18	24	21
Accumulation benefits	12	18	18
Withdrawal benefits	11	15	14
Other guarantees	364	352	287
Total	$474	$476	$418

10. Reinsurance
The Company reinsures certain of its risks to other insurers primarily under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.

For certain term life insurance policies issued prior to October 2009, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance under coinsurance agreements to a pool of thirteen unaffiliated reinsurers. Effective October 2009, mortality risk on term business is ceded under yearly renewable term agreements under which the Company cedes mortality in excess of its retention, which is consistent with how the Company generally reinsures its permanent life insurance business. The following table summarizes those retention limits by period of policy issuance.

Period	Retention limits
April 2015 through current	Single life: $2 million per life Joint life: no longer offered
April 2011 through March 2015
Single life: $5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
Joint life: $8 million per life, and $10 million for contracts that meet specific criteria

July 2007 through March 2011	$5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
September 1998 through June 2007	$2 million per life, in 2006 the limit was increased to $5 million for instances when specific criteria were met
August 1998 and prior	Up to $1 million per life
In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $1.09 billion and $1.28 billion as of December 31, 2021 and 2020, respectively, due from Prudential related to the disposal of substantially all of its variable annuity business that was effected through reinsurance agreements.
The amounts ceded to Prudential for the years ended December 31 are as follows:

($ in millions)	2021	2020	2019
Premiums and contract charges	$74	$64	$65
Contract benefits	31	46	(4)
Interest credited to contractholder funds	18	20	19
Operating costs and expenses	13	12	12
As of December 31, 2021 and 2020, the Company had reinsurance recoverables of $98 million and $99 million, respectively, due from subsidiaries of Citigroup (Triton Insurance and American Health and Life Insurance) and Scottish Re (U.S.), Inc. in connection with the disposition of substantially all of the direct response distribution business in 2003.
As of December 31, 2021 and 2020, the Company had $62 million and $66 million, of reinsurance recoverables related to Scottish Re (U.S.), Inc (“SRUS”). On December 14, 2018, the Delaware Insurance Commissioner placed Scottish Re (U.S.), Inc. under regulatory supervision.  On March 6, 2019, the Chancery Court of the State of Delaware entered a Rehabilitation and Injunction Order (the “Rehabilitation Order”) in response to a petition filed by the Insurance Commissioner (the “Petition”).
The Rehabilitation and Injunction Order included a broad injunction barring cedents from exercising their contractual and common law netting and setoff rights with respect to claim payments and losses against premiums remitted to SRUS. In response to opposition from numerous cedents, the Receiver filed a request to establish a temporary stay of offsets subject to a review process. In March 2019, the Company joined other cedents in objecting to the Receiver’s proposal. The motion was resolved by the implementation of a stipulated offset “protocol” that permits cedents to continue to offset claim payments and losses against premiums subject to certain limitations and reservations of rights by the receiver. The Company also filed a separate motion related to the reimbursement of claim payments where SRUS is also acting as administrator. This motion resulted in the receiver’s agreement to refund advances made by the Company to SRUS’s administrator from collected premiums. On June 30, 2020, the receiver filed a proposed Plan of Rehabilitation (“Plan”) for consideration by the Court. On February 26, 2021, following several months of negotiations and discussions with SRUS’ cedents and retrocessionaires, the Company joined in a motion by a group of cedents and retrocessionaires for the appointment of a special master to assist the Court in overseeing and effectuating the information sharing and consulting process between the receiver and stakeholders. The receiver opposed the motion and filed an amended draft Plan on March 16, 2021. On June 11, 2021, the Court denied the motion for appointment of a special master and directed the parties to negotiate or brief their respective positions on the legal standard that should apply to the Court’s consideration of whether to approve the rehabilitation plan. The Company joined in briefs filed by a group of cedents and retrocessionaires asserting that the “no-less-favorable-treatment-than-in-liquidation” standard must be satisfied in order for the Court to approve the plan. The receiver has disputed the application of that standard. The Court heard oral arguments on the dispute on January 20, 2022, and the parties are currently awaiting a ruling from the Court. The receiver filed an outline of anticipated Plan modifications on July 26, 2021 but has not filed an amended plan, and there is currently no hearing date scheduled for plan approval. The Company continues to monitor SRUS for future developments and will reevaluate its allowance for expected credit losses as new information becomes available.

The Company is the assuming reinsurer for Lincoln Benefit Life Company’s (“LBL’s”) life insurance business sold through the Allstate agency channel and LBL’s payout annuity business in force prior to the sale of LBL on April 1, 2014. Under the terms of the reinsurance agreement, the Company is required to have a trust with assets greater than or equal to the statutory reserves ceded by LBL to the Company, measured on a monthly basis. As of December 31, 2021, the trust held $6.40 billion of investments, which are reported in the Consolidated Statement of Financial Position.
Prior to October 1, 2021, ELIC and its subsidiary ALNY were parties to a reinsurance treaty through which ALNY ceded reinvestment related risk on its structured settlement annuities to ELIC. The reinsurance treaty was eliminated in consolidation. In 2019, ELIC established a trust for the benefit of ALNY maintained with assets equal to or greater than ALNY’s statutory-basis cession. As of December 31, 2020, the trust held $1.56 billion of investments, which were reported in the Consolidated Statement of Financial Position. The trust was terminated on October 1, 2021.
As of December 31, 2021, the gross life insurance in force was $362.98 billion of which $109.34 billion was ceded to unaffiliated reinsurers.
The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in millions)	2021	2020	2019
Direct	$670	$652	$748
Assumed
Affiliate	359	241	231
Non-affiliate	649	671	699
Ceded
Affiliate	(19)	(44)	(49)
Non-affiliate	(242)	(227)	(270)
Premiums and contract charges, net of reinsurance	$1,417	$1,293	$1,359
The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in millions)	2021	2020	2019
Direct	$1,160	$1,238	$1,038
Assumed
Affiliate	245	157	137
Non-affiliate	585	510	493
Ceded
Affiliate	(114)	(37)	(35)
Non-affiliate	(157)	(139)	(152)
Contract benefits, net of reinsurance	$1,719	$1,729	$1,481
The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in millions)	2021	2020	2019
Direct	$376	$452	$463
Assumed
Affiliate	13	9	8
Non-affiliate	91	162	154
Ceded
Affiliate	(19)	(18)	(20)
Non-affiliate	(26)	(26)	(20)
Interest credited to contractholder funds, net of reinsurance	$435	$579	$585
Reinsurance recoverables, net of allowance, as of December 31 are summarized in the following table.

($ in millions)	2021	2020
Annuities	$3,230	$1,282
Life insurance	3,349	660
Other	66	47
Total	$6,645	$1,989
As of December 31, 2021 and 2020, approximately 24% (93% without new reinsurance agreement with affiliate ERL) and 94%, respectively, of the Company’s reinsurance recoverables are due from companies rated A- or better by S&P.

The following table shows the rollforward of the credit loss allowance for reinsurance recoverables for the year ended December 31.

($ in millions)	2021	2020
Beginning balance	$(15)	$(3)
Cumulative effect of change in accounting principle	—	(11)
Increase in the provision for credit losses	(1)	(1)
Decrease related to sale of ALNY	1	—
Ending Balance	$(15)	$(15)

11. Deferred Policy Acquisition and Sales Inducement Costs
Deferred policy acquisition costs for the years ended December 31 are as follows:

($ in millions)	2021	2020	2019
Balance, beginning of year	$973	$947	$1,232
Acquisition costs deferred	89	51	55
Amortization charged to income	(150)	(147)	(180)
Effect of unrealized gains and losses	365	(123)	(160)
Decrease related to sale of ALNY	(134)	—	—
Decrease related to AHL recapture of reinsurance	(31)	—	—
Reinsurance assumed from EAC	—	245	—
Balance, end of year	$1,112	$973	$947
DSI activity, which primarily relates to fixed annuities and interest-sensitive life contracts, for the years ended December 31 was as follows:

($ in millions)	2021	2020	2019
Balance, beginning of year	$25	$27	$34
Amortization charged to income	(4)	(5)	(5)
Effect of unrealized gains and losses	—	3	(2)
Decrease related to sale of ALNY	(2)	—	—
Balance, end of year	$19	$25	$27
12. Guarantees and Contingent Liabilities
Guaranty funds
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. Since most states allow a credit against premium or other state related taxes for assessments, an asset is recorded based on paid and accrued assessments for the amount the Company expects to recover on the respective state’s tax return and is realized over the period allocated by each state. As of December 31, 2021 and 2020, the liability balance included in other liabilities and accrued expenses was $3 million and $4 million, respectively. The related premium tax offsets included in other assets were $5 million and $6 million as of December 31, 2021 and 2020, respectively.
Guarantees
In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

The Company issued guarantees on all structured settlement annuities issued by ALNY on or after July 1, 2001. On October 1, 2021, ALNY was sold to WRAC and on November 1, 2021, ALNY was merged with and into WRNY (see Note 3). WRNY statutory reserves for annuities that are guaranteed by ELIC were $599.6 million and $557.2 million as of December 31, 2021 and 2020, respectively. The Company has not made any payments pursuant to these guarantees.
The aggregate liability balance related to all guarantees was not material as of December 31, 2021.
Regulation and compliance
The Company is subject to extensive laws, regulations and regulatory actions. From time to time, regulatory authorities or legislative bodies seek to regulate the nature of and amount of investments and reserves, impose fines and penalties for unintended errors or mistakes, impose additional regulations regarding cybersecurity and privacy, and otherwise expand overall regulation of insurance products and the insurance industry. In addition, the Company is subject to laws and regulations administered and enforced by federal agencies, international agencies, and other organizations, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, and the U.S. Department of Justice. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.
Legal and regulatory proceedings and inquiries
The Company and certain subsidiaries are involved in a number of lawsuits, regulatory inquiries, and other legal proceedings arising out of various aspects of its business.
Background
These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard, or investigated; changes in assigned judges; differences or developments in applicable laws and judicial interpretations; judges reconsidering prior rulings; the length of time before many of these matters might be resolved by settlement, through litigation, or otherwise; adjustments with respect to anticipated trial schedules and other proceedings; developments in similar actions against other companies; the fact that some of the lawsuits are putative class actions in which a class has not been certified and in which the purported class may not be clearly defined; and the challenging legal environment faced by corporations and insurance companies.
The outcome of these matters may be affected by decisions, verdicts, and settlements, and the timing of such decisions, verdicts, and settlements, in other individual and class action lawsuits that involve the Company, other insurers, or other entities and by other legal, governmental, and regulatory actions that involve the Company, other insurers, or other entities. The outcome may also be affected by future state or federal legislation, the timing or substance of which cannot be predicted.
In the lawsuits, plaintiffs seek a variety of remedies which may include equitable relief in the form of injunctive and other remedies and monetary relief in the form of contractual and extra-contractual damages. In some cases, the monetary damages sought may include punitive or treble damages. Often specific information about the relief sought, such as the amount of damages, is not available because plaintiffs have not requested specific relief in their pleadings. When specific monetary demands are made, they are often set just below a state court jurisdictional limit in order to seek the maximum amount available in state court, regardless of the specifics of the case, while still avoiding the risk of removal to federal court. In the Company’s experience, monetary demands in pleadings bear little relation to the ultimate loss, if any, to the Company.
In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution, and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding.
Accrual and disclosure policy
The Company reviews its lawsuits, regulatory inquiries, and other legal proceedings on an ongoing basis and follows appropriate accounting guidance when making accrual and disclosure decisions. The Company establishes accruals for such matters at management’s best estimate when the Company assesses that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. The Company does not establish accruals for such matters when the Company does not believe both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. The Company’s assessment of whether a loss is reasonably possible or probable is based on its assessment of the ultimate outcome of the matter following all appeals. The Company does not include potential recoveries in its estimates of reasonably possible or probable losses. Legal fees are expensed as incurred.

The Company continues to monitor its lawsuits, regulatory inquiries, and other legal proceedings for further developments that would make the loss contingency both probable and estimable, and accordingly accruable, or that could affect the amount of accruals that have been previously established. There may continue to be exposure to loss in excess of any amount accrued. Disclosure of the nature and amount of an accrual is made when there have been sufficient legal and factual developments such that the Company’s ability to resolve the matter would not be impaired by the disclosure of the amount of accrual.
When the Company assesses it is reasonably possible or probable that a loss has been incurred, it discloses the matter. When it is possible to estimate the reasonably possible loss or range of loss above the amount accrued, if any, for the matters disclosed, that estimate is aggregated and disclosed. Disclosure is not required when an estimate of the reasonably possible loss or range of loss cannot be made.
For the matters described below in the “Proceedings” subsection, the Company is currently unable to estimate the reasonably possible loss or range of loss above the amount accrued, if any. In determining whether it is possible to estimate the reasonably possible loss or range of loss, the Company reviews and evaluates the disclosed matters, in conjunction with counsel, in light of potentially relevant factual and legal developments.
These developments may include information learned through the discovery process, rulings on dispositive motions, settlement discussions, information obtained from other sources, experience from managing these and other matters, and other rulings by courts, arbitrators or others. When the Company possesses sufficient appropriate information to develop an estimate of the reasonably possible loss or range of loss above the amount accrued, if any, that estimate would be aggregated and disclosed. Disclosure of the estimate of the reasonably possible loss or range of loss above the amount accrued, if any, for any individual matter would only be considered when there have been sufficient legal and factual developments such that the Company’s ability to resolve the matter would not be impaired by the disclosure of the individual estimate.
Due to the complexity and scope of the matters disclosed in the “Proceedings” subsection below and the many uncertainties that exist, the ultimate outcome of these matters cannot be predicted. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently accrued, if any, and may be material to the Company’s operating results or cash flows for a particular quarterly or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described below, as they are resolved over time, is not likely to have a material effect on the financial position of the Company.
Proceedings
Everlake Life Insurance Company is continuing to defend two putative class actions in California federal court, Holland Hewitt v. Allstate Life Insurance Company (E.D. Cal., filed May 2020) and Farley v. Lincoln Benefit Life Company (E.D. Cal., filed Dec. 2020). No classes have been certified in these matters. Everlake Life Insurance Company is also defending an individual action in California state court, Gilmore v. Lincoln Benefit Life Company (San Diego Co., Cal., filed October 29, 2021). In these cases, plaintiffs generally allege that the defendants failed to comply with certain California statutes which address contractual grace periods and lapse notice requirements for certain life insurance policies. Plaintiffs claim that these statutes apply to life insurance policies that existed before the statutes’ effective date. The plaintiffs seek damages and injunctive relief. Similar litigation is pending against other insurance carriers. In August 2021, the California Supreme Court in McHugh v. Protective Life, a matter involving another insurer, determined that the statutory notice requirements apply to life insurance policies issued before the statutes’ effective date. Everlake Life Insurance Company asserts various defenses to plaintiffs’ claims and to class certification.
Following the consummation of the transactions contemplated by the ALIC Purchase Agreement with Everlake US Holdings Company, decisions concerning the conduct of the litigation matters described above, including as to strategy, settlement, pursuit and abandonment, will continue to be made by Allstate Insurance Company (subject to certain Everlake consultation and consent rights). In addition, Allstate Insurance Company has agreed to indemnify Everlake for any fees, expenses and damages incurred or imposed as a result of these litigation matters.
13. Income Taxes
For the period from January 1 to October 31, 2021, ELIC and its subsidiaries will join with the Corporation (the “Allstate Group”) in the filing of a consolidated federal income tax return and are party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company will pay to or receive from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return.
The Internal Revenue Service (“IRS”) began its exam of the Allstate Group’s 2017 and 2018 federal income tax returns in the first quarter of 2021. As discussed below, all exposures related to examinations would remain with Allstate as the selling company. Therefore, any adjustments that may result from IRS examinations of the Company’s historic tax returns are not expected to have a material effect on the financial statements.

On November 1, 2021, the stock of the Company was acquired by Everlake US Holdings Company, and the Company made an election to treat the acquisition for US income tax purposes as an acquisition of assets and a reinsurance transaction pursuant to Internal Revenue Code Section 338(h)(10). Accordingly, the Company’s tax basis in the acquired assets was reset to equal the fair market value of such assets at the time of the acquisition which, in turn, impacted the related deferred tax values. The net impact to the deferred tax values is reported in the effective tax rate analysis except for those items accelerated by the seller through the current provision such as the acceleration of accounting method changes and recognition of deferred intercompany gains and losses. The transaction also resulted in the historic uncertain tax positions (“UTP”) remaining with the Allstate Group and being terminated under the terms of the agreement of the sale. Any IRS examination adjustments for periods prior to sale date remain with the seller. The Company has no further obligation or liability related to the pre-transaction period.
For the period from November 1 to December 31, 2021, ELIC will join its subsidiaries ELIC Reinsurance Company and Everlake Assurance Company (the “Everlake Life Group”) in the filing of a consolidated federal income tax return and is a party to a federal income tax allocation agreement (the “Everlake Tax Sharing Agreement”). ELIC’s non-life insurance affiliates will each file separate income tax returns for the period November 1 to December 31, 2021 and are not part of the Everlake Tax Sharing Agreement.
Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or settled. Deferred tax assets and liabilities are adjusted through income tax expense as changes in tax laws or rates are enacted.
The Company recognizes tax positions in the consolidated financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between positions taken in a tax return and amounts recognized in the consolidated financial statements.
The Company had zero, $12 million and $14 million liability for unrecognized tax benefits as of December 31, 2021, 2020 and 2019, respectively. As described above, the historic UTP balances were relieved due to the change in ownership. For the period November 1, 2021 through December 31, 2021, the Company had no liability for unrecognized tax benefits. The change in the liability for unrecognized tax benefits in 2020 related to a decrease for settlements. The Company believes that the unrecognized tax benefits balance will not materially change within the next twelve months.
The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in millions)	2021	2020
Deferred tax assets
Deferred reinsurance gain	$—	$5
Net operating loss carryforward	224	—
Intangible assets	156	—
Other assets	12	1
Total deferred tax assets	392	6
Deferred tax liabilities
Unrealized net capital gains	(111)	(320)
Life and annuity reserves	(337)	(231)
Investments	(208)	(181)
DAC	(190)	(181)
Other investments	(211)	—
Other liabilities	(128)	(49)
Total deferred tax liabilities	(1,185)	(962)
Net deferred tax liability	$(793)	$(956)
Although realization is not assured, management believes that, based upon the assessment of all available evidence, it is more likely than not that the deferred tax assets will be realized as stated. As of December 31, 2021, the Company has U.S. federal net operating loss (“NOL”) carryforwards of $1.07 billion and U.S. federal net capital loss carryforwards of $6 million.

The components of income tax expense for the years ended December 31 are as follows:

($ in millions)	2021	2020	2019
Current	$88	$26	$76
Deferred	242	(19)	52
Total income tax expense	$330	$7	$128
With respect to the period November 1, 2021 through December 31, 2021, the Company made no tax payments and received no tax refunds. For January 1, 2021 through October 31, 2021, the Company received a refund of $6 million in 2021. The Company paid taxes of $30 million and $62 million in 2020 and 2019, respectively. The Company had current income tax payable of $2 million as of December 31, 2021 and current income tax receivable of $35 million as of December 31, 2020.
A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

($ in millions)	2021	2020	2019
Statutory federal income tax rate - expense	21.0%	21.0%	21.0%
Tax credits	(9.8)	(14.9)	(1.9)
Section 338(h)(10) impact	93.0	—	—
Adjustments to prior year tax liabilities	(6.6)	(3.1)	0.2
Dividends received deduction	(1.2)	(1.9)	(0.5)
State income taxes	1.8	3.4	0.5
Non-deductible expenses	—	—	0.1
Sale of ALNY subsidiary	95.1	—	—
Other	5.5	(0.1)	—
Effective income tax rate - expense	198.8%	4.4%	19.4%
14. Capital Structure
Debt outstanding
The Company had no outstanding debt as of December 31, 2021. All of the Company’s outstanding debt as of December 31, 2020 related to intercompany obligations. These obligations reflected notes due to related parties and are discussed in Note 5. The Company paid $5 million, $7 million and $5 million of interest on debt in 2021, 2020 and 2019, respectively.
The Company had no investment-related debt as of December 31, 2021. The Company had $85 million of investment-related debt reported in other liabilities and accrued expenses as of December 31, 2020.
15. Statutory Financial Information and Dividend Limitations
ELIC and its insurance subsidiaries prepare their statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the insurance department of the applicable state of domicile. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.
All states require domiciled insurance companies to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the applicable insurance commissioner or director. Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, expensing cost of reinsurance immediately, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.
ELIC and its insurance subsidiaries had a statutory net income of $1.39 billion in 2021, a statutory net loss of $125 million in 2020, and statutory net income of $363 million in 2019. ELIC’s statutory capital and surplus was $2.60 billion and $3.93 billion as of December 31, 2021 and 2020, respectively.
Dividend Limitations
The ability of ELIC to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by ELIC to Everlake US Holdings Company without the prior approval of the Illinois Department of Insurance (“IL DOI”) is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. ELIC paid $1.99 billion of dividends in 2021. The maximum amount of dividends ELIC will be able to pay at a given point in time during 2022 is $669 million.  Additionally, any dividend must be paid out of unassigned surplus excluding unrealized appreciation from investments, which for ELIC totaled $583 million as of December 31, 2021, and cannot result in capital and surplus being less than the minimum amount required by law. Until November 1, 2024, ELIC is required to obtain prior written approval from the IL DOI to declare or distribute any shareholder dividend (both ordinary and extraordinary).
ELIC may receive dividends from time to time from its insurance subsidiaries. The ability of these insurance subsidiaries to pay dividends is generally dependent on business conditions, income, cash requirements, and other relevant factors. Insurance subsidiaries cannot pay dividends to ELIC without prior DOI approval at any given point during 2022. ELIC did not receive dividends from its insurance subsidiaries during 2021 or 2020.
Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain adjusted statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements. As of December 31, 2021, total adjusted statutory capital and surplus and authorized control level RBC of ELIC were $2.92 billion and $193 million, respectively. ELIC’s insurance subsidiaries are included as a component of ELIC’s total statutory capital and surplus.
Intercompany transactions
Notification and approval of intercompany lending activities is also required by the IL DOI when ELIC does not have unassigned surplus and for transactions that exceed a level that is based on a formula using statutory admitted assets and statutory surplus.
16. Benefit Plans
For periods prior to the acquisition on November 1, 2021:
Pension and other postretirement plans
Defined benefit pension plans and other postretirement plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee’s length of service and eligible annual compensation. The Corporation also provides a medical coverage subsidy for eligible employees hired before January 1, 2003, including their eligible dependents, when they retire. In September 2020, the Corporation announced it will eliminate the medical coverage subsidy effective January 1, 2021 for employees who are not eligible to retire as of December 31, 2020. The cost allocated to the Company for these plans was $1 million, $2 million and $3 million in 2021, 2020 and 2019, respectively.
The Corporation had reserved the right to modify or terminate its benefit plans at any time and for any reason.
Allstate 401(k) Savings Plan
Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan (“Allstate Plan”). The Corporation’s contributions are based on the Corporation’s matching obligation. The cost allocated to the Company for the Allstate Plan was $2 million, $4 million and $4 million in 2021, 2020 and 2019, respectively.
For periods subsequent to the acquisition on November 1, 2021:
Insperity 401(k) Plan
Employees of Everlake Services Company (“ESC”) are eligible to become members of the Insperity 401(k) Plan. Insperity PEO Services, L.P. is ESC’s outsourced human resource and administrative service company. ESC’s contributions are based on the plan’s matching obligation. The cost allocated to the Company, which relates to ESC’s matching obligation, was $85 thousand in 2021.

17. Other Comprehensive Income
The components of other comprehensive income (loss) on a pre-tax and after-tax basis for the years ended December 31 are as follows:

($ in millions)	2021			2020			2019
	Pre- tax	Tax	After- tax	Pre- tax	Tax	After- tax	Pre- tax	Tax	After- tax
Unrealized net holding gains and losses arising during the period, net of related offsets	$(520)	$109	$(411)	$405	$(85)	$320	$878	$(184)	$694
Less: reclassification adjustment of net gains and losses on investments and derivatives	476	(100)	376	48	(10)	38	19	(4)	15
Unrealized net capital gains and losses	(996)	209	(787)	357	(75)	282	859	(180)	679
Unrealized foreign currency translation adjustments	4	(1)	3	13	(3)	10	(22)	5	(17)
Other comprehensive (loss) income	$(992)	$208	$(784)	$370	$(78)	$292	$837	$(175)	$662
18. Subsequent Event
On February 25, 2022, the Company received approval of membership in the Federal Home Loan Bank of Chicago (“FHLB”). In connection with membership, the Company will purchase approximately $3 million of stock in the FHLB. The Company will have borrowing capacity from the FHLB limited to (1) the amount of eligible assets to pledge and (2) 10% of net admitted assets.

EVERLAKE LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I - SUMMARY OF INVESTMENTS
OTHER THAN INVESTMENTS IN RELATED PARTIES
DECEMBER 31, 2021

($ in millions)	Cost/ amortized cost, net	Fair value (if applicable)	Amount shown in the Balance Sheet
Type of investment
Fixed maturities:
Bonds:
United States government, government agencies and authorities	$476	$486	$486
States, municipalities and political subdivisions	754	816	816
Foreign governments	11	12	12
Public utilities	10,395	10,808	10,808
All other corporate bonds	3,700	3,829	3,829
Asset-backed securities	1,194	1,208	1,208
Mortgage-backed securities	777	778	778
Total fixed maturities	17,307	$17,937	17,937

Equity securities:
Common stocks:
Industrial, miscellaneous and all other	11	11	11
Total equity securities	11	$11	11

Mortgage loans on real estate	2,978	$3,063	2,951
Policy loans	525		525
Derivative instruments	118	$140	140
Limited partnership interests	1,348		1,348
Directly originated corporate loans	944	$944	937
Aviation loans	202	$203	197
Other long-term investments	115	$110	108
Short-term investments	1,035	$1,035	1,035
Total investments	$24,583		$25,189

EVERLAKE LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV - REINSURANCE

($ in millions)	Gross amount	Ceded to other companies (1)	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2021
Life insurance in force	$161,326	$109,344	$201,654	$253,636	79.5%

Premiums and contract charges:
Life insurance	$643	$247	$956	$1,352	70.7%
Accident and health insurance	27	14	52	65	80.0%
Total premiums and contract charges	$670	$261	$1,008	$1,417	71.1%

Year ended December 31, 2020
Life insurance in force	$99,351	$63,697	$336,500	$372,154	90.4%

Premiums and contract charges:
Life insurance	$618	$256	$844	$1,206	70.0%
Accident and health insurance	34	15	68	87	78.2%
Total premiums and contract charges	$652	$271	$912	$1,293	70.5%

Year ended December 31, 2019
Life insurance in force	$107,014	$75,159	$284,518	$316,373	89.9%

Premiums and contract charges:
Life insurance	$683	$302	$858	$1,239	69.2%
Accident and health insurance	65	17	72	120	60.0%
Total premiums and contract charges	$748	$319	$930	$1,359	68.4%
______________________________

(1)No reinsurance or coinsurance income was netted against premium ceded in 2021, 2020 or 2019.

EVERLAKE LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE V - VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS

($ in millions)			Additions
Description	Balance as of beginning of period	Cumulative effect of change in accounting principle (1)	Charged to costs and expenses	Other additions	Deductions		Balance as of end of period

Year ended December 31, 2021
Allowance for credit losses on fixed income securities	$1	$—	$—	$—	$1		$—
Allowance for credit losses on mortgage loans	59	—	(23)	—	9	(2)	27
Allowance for credit losses on directly originated corporate loans	—	—	6	—	—		6
Allowance for credit losses on aviation loans	—	—	6	—	—		6
Allowance for credit losses on bank loans	16	—	(6)	—	3		7
Allowance for credit losses on agent loans	5	—	—	—	5		—
Allowance for credit losses on reinsurance recoverables	15	—	1	—	1	(2)	15
Allowances for credit losses on other assets	7	—	—	—	5		2
Allowance for credit losses on commitments to fund loans	—	—	—	—	—		—

Year ended December 31, 2020
Allowance for credit losses on fixed income securities	$—	$—	$3	$—	$2		$1
Allowance for credit losses on mortgage loans	3	33	37	1	15		59
Allowance for credit losses on bank loans	—	16	4	—	4		16
Allowance for credit losses on agent loans	3	2	—	—	—		5
Allowance for credit losses on reinsurance recoverables	3	11	1	—	—		15
Allowances for credit losses on other assets	7	—	—	—	—		7
Allowance for credit losses on commitments to fund loans	—	1	—	—	1		—

Year ended December 31, 2019
Allowance for reinsurance recoverables	$—	$—	$3	$—	$—		$3
Allowance for estimated losses on mortgage loans	3	—	—	—	—		3
Allowance for estimated losses on agent loans	2	—	1	—	—		3
(1)Effective January 1, 2020, the Company adopted the measurement of credit losses on financial instruments accounting standard that primarily affected mortgage loans, bank loans and reinsurance recoverables.
(2)Allowance for credit losses on mortgage loans and reinsurance recoverables includes $5 million and $1 million, respectively, relating to the sale of ALNY. See Note 2 of the consolidated financial statements in Item 11(e) for additional details.